                                                                 EXHIBIT 10.39

                                                              [EXECUTION COPY]

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                                     $750,000,000
                                   CREDIT AGREEMENT




                              dated as of April 18, 1997



                                        among



                               R.J. TOWER CORPORATION,



                            BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION,

                                      as Agent,



                                         and



                    THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO



                                     Arranged By


                             BANCAMERICA SECURITIES, INC.
                                     as Arranger



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

                                TABLE OF CONTENTS


Section                                                                    Page
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

                                    ARTICLE I

                        DEFINITIONS AND INTERPRETATION . . . . . . . . . . .  1
   1.1    Certain Defined Terms. . . . . . . . . . . . . . . . . . . . . . .  1
   1.2    Other Interpretive Provisions. . . . . . . . . . . . . . . . . . .  1
   1.3    Accounting Matters . . . . . . . . . . . . . . . . . . . . . . . .  3
   1.4    Currency Equivalents Generally . . . . . . . . . . . . . . . . . .  3

                                  ARTICLE II

                                 THE CREDITS . . . . . . . . . . . . . . . .  3
   2.1    Revolving Commitment . . . . . . . . . . . . . . . . . . . . . . .  3
   2.2    Loan Accounts and Notes. . . . . . . . . . . . . . . . . . . . . .  4
          (a)  The Loan Accounts . . . . . . . . . . . . . . . . . . . . . .  4
          (b)  The Notes . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   2.3    Procedure for Borrowing. . . . . . . . . . . . . . . . . . . . . .  5
   2.4    Conversion and Continuation Elections. . . . . . . . . . . . . . .  6
   2.5    Voluntary Termination or Reduction of Revolving Commitments. . . .  8
   2.6    Optional Prepayments . . . . . . . . . . . . . . . . . . . . . . .  8
   2.7    Mandatory Reduction of Revolving Commitments . . . . . . . . . . .  8
   2.8    Repayment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
          (a)  The Revolving Credit. . . . . . . . . . . . . . . . . . . . .  9
          (b)  The Swingline . . . . . . . . . . . . . . . . . . . . . . . .  9
   2.9    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   2.10   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          (a)  Arrangement, Agency Fees. . . . . . . . . . . . . . . . . . . 10
          (b)  Facility Fees . . . . . . . . . . . . . . . . . . . . . . . . 10
   2.11    Computation of Fees and Interest. . . . . . . . . . . . . . . . . 11
   2.12    Payments by Credit Parties. . . . . . . . . . . . . . . . . . . . 11
   2.13    Payments by the Lenders to the Agent. . . . . . . . . . . . . . . 12
   2.14    Sharing of Payments, etc. . . . . . . . . . . . . . . . . . . . . 13
   2.15    Swingline Loans . . . . . . . . . . . . . . . . . . . . . . . . . 13
   2.16    Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . 16
   2.16.1  Letter of Credit Subfacility. . . . . . . . . . . . . . . . . . . 16
   2.16.2  Issuance, Amendment and Renewal of Letters of Credit. . . . . . . 18


                                      -i-
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

Section                                                                    Page
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

   2.16.3  Risk Participations, Drawings and Reimbursements. . . . . . . . . 20
   2.16.4  Repayment of Participations . . . . . . . . . . . . . . . . . . . 22
   2.16.5  Role of the LC Issuers. . . . . . . . . . . . . . . . . . . . . . 23
   2.16.6  Obligations Absolute. . . . . . . . . . . . . . . . . . . . . . . 24
   2.16.7  Cash Collateral Pledge. . . . . . . . . . . . . . . . . . . . . . 25
   2.16.8  Letter of Credit Fees . . . . . . . . . . . . . . . . . . . . . . 25
   2.16.9  Uniform Customs and Practice. . . . . . . . . . . . . . . . . . . 26
   2.16.10 Alternate Currency Annex Controls When Conflict . . . . . . . . . 26
   2.17    Alternate Currency Subfacility. . . . . . . . . . . . . . . . . . 27
   2.18    Guaranty and Pledge Agreements. . . . . . . . . . . . . . . . . . 35

                                 ARTICLE III

                    TAXES, YIELD PROTECTION AND ILLEGALITY . . . . . . . . . 35
   3.1     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
   3.2     Illegality. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
   3.3     Increased Costs and Reduction of Return . . . . . . . . . . . . . 37
   3.4     Funding Losses. . . . . . . . . . . . . . . . . . . . . . . . . . 38
   3.5     Inability to Determine Rates. . . . . . . . . . . . . . . . . . . 39
   3.6     Reserves on Offshore Rate Loans and Alternate Currency Loans. . . 40
   3.7     Exchange Controls . . . . . . . . . . . . . . . . . . . . . . . . 40
   3.8     Certificates of Lending Party . . . . . . . . . . . . . . . . . . 40
   3.9     Substitution of Lenders . . . . . . . . . . . . . . . . . . . . . 41
   3.10    Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

ARTICLE IV

                     CONDITIONS PRECEDENT AND SUBSEQUENT . . . . . . . . . . 41
   4.1     Conditions of Initial Loans . . . . . . . . . . . . . . . . . . . 41
           (a)  Credit Agreement and Notes . . . . . . . . . . . . . . . . . 41
           (b)  Resolutions; Incumbency. . . . . . . . . . . . . . . . . . . 41
           (c)  Organization Documents; Good Standing. . . . . . . . . . . . 42
           (d)  APC Acquisition. . . . . . . . . . . . . . . . . . . . . . . 42
           (e)  Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . 43
           (f)  Payment of Fees. . . . . . . . . . . . . . . . . . . . . . . 43
           (g)  Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (h)  Pledges. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (i)  Certificate. . . . . . . . . . . . . . . . . . . . . . . . . 43



Section                                                                    Page
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

           (j)  Lien Searches. . . . . . . . . . . . . . . . . . . . . . . . 44
           (k)  Termination of Existing Credit Facility. . . . . . . . . . . 44
           (l)  Public Offering. . . . . . . . . . . . . . . . . . . . . . . 44
           (m)  Other Documents. . . . . . . . . . . . . . . . . . . . . . . 44
   4.2     Conditions to All Credit Extensions and
           Continuations/Conversions . . . . . . . . . . . . . . . . . . . . 44
           (a)  Notice of Borrowing, Letter of Credit Related Document
                or Conversion/Continuation . . . . . . . . . . . . . . . . . 44
           (b)  Continuation of Representations and Warranties . . . . . . . 44
           (c)  No Existing Default. . . . . . . . . . . . . . . . . . . . . 45

ARTICLE V

                        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . 45
   5.1     Corporate Existence and Power . . . . . . . . . . . . . . . . . . 45
   5.2     Corporate Authorization; No Contravention . . . . . . . . . . . . 46
   5.3     Governmental Authorization. . . . . . . . . . . . . . . . . . . . 46
   5.4     Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . . 46
   5.5     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
   5.6     No Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
   5.7     ERISA Compliance. . . . . . . . . . . . . . . . . . . . . . . . . 47
   5.8     Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . . 48
   5.9     Title to Properties . . . . . . . . . . . . . . . . . . . . . . . 48
   5.10    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
   5.11    Financial Condition . . . . . . . . . . . . . . . . . . . . . . . 48
   5.12    Environmental Matters . . . . . . . . . . . . . . . . . . . . . . 49
   5.13    Regulated Entities. . . . . . . . . . . . . . . . . . . . . . . . 50
   5.14    Copyrights, Patents, Trademarks and Licenses, etc.. . . . . . . . 50
   5.15    Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . 50
   5.16    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
   5.17    Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
   5.18    Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . 51

ARTICLE VI

                            AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . 51
   6.1     Financial Statements. . . . . . . . . . . . . . . . . . . . . . . 51
   6.2     Certificates; Other Information . . . . . . . . . . . . . . . . . 52
   6.3     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53



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

Section                                                                    Page
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

   6.4     Preservation of Corporate Existence, etc. . . . . . . . . . . . . 54
   6.5     Maintenance of Property . . . . . . . . . . . . . . . . . . . . . 55
   6.6     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
   6.7     Payment of Obligations. . . . . . . . . . . . . . . . . . . . . . 55
   6.8     Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . 56
   6.9     Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . 56
   6.10    Inspection of Property and Books and Records. . . . . . . . . . . 56
   6.11    Environmental Laws. . . . . . . . . . . . . . . . . . . . . . . . 57
   6.12    Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . 57
   6.13    Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . 57

ARTICLE VII

                              NEGATIVE COVENANTS . . . . . . . . . . . . . . 58
   7.1     Limitation on Liens; Negative Pledge. . . . . . . . . . . . . . . 58
   7.2     Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . 60
   7.3     Consolidations and Mergers. . . . . . . . . . . . . . . . . . . . 61
   7.4     Loans and Investments . . . . . . . . . . . . . . . . . . . . . . 61
   7.5     Limitation on Indebtedness. . . . . . . . . . . . . . . . . . . . 63
   7.6     Transactions with Affiliates. . . . . . . . . . . . . . . . . . . 64
   7.7     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . 64
   7.8     Contingent Obligations. . . . . . . . . . . . . . . . . . . . . . 65
   7.9     Joint Ventures. . . . . . . . . . . . . . . . . . . . . . . . . . 65
   7.10    Lease Obligations . . . . . . . . . . . . . . . . . . . . . . . . 65
   7.11    Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . 66
   7.12    ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
   7.13    Change in Business. . . . . . . . . . . . . . . . . . . . . . . . 67
   7.14    Accounting Changes. . . . . . . . . . . . . . . . . . . . . . . . 67
   7.15    Financial Condition . . . . . . . . . . . . . . . . . . . . . . . 67
   7.16    Limitations on Negative Pledges . . . . . . . . . . . . . . . . . 68

ARTICLE VIII

                              EVENTS OF DEFAULT. . . . . . . . . . . . . . . 68
   8.1     Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . 68
           (a)  Non-Payment. . . . . . . . . . . . . . . . . . . . . . . . . 69
           (b)  Representation or Warranty . . . . . . . . . . . . . . . . . 69
           (c)  Specific Defaults. . . . . . . . . . . . . . . . . . . . . . 69
           (d)  Other Defaults . . . . . . . . . . . . . . . . . . . . . . . 69
           (e)  Cross-Default. . . . . . . . . . . . . . . . . . . . . . . . 69
           (f)  Insolvency; Voluntary Proceedings. . . . . . . . . . . . . . 70



Section                                                                    Page
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

           (g)  Involuntary Proceedings. . . . . . . . . . . . . . . . . . . 70
           (h)  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
           (i)  Monetary Judgments . . . . . . . . . . . . . . . . . . . . . 71
           (j)  Non-Monetary Judgments . . . . . . . . . . . . . . . . . . . 71
           (k)  Change of Control. . . . . . . . . . . . . . . . . . . . . . 71
           (l)  Guarantor or Pledgor Defaults. . . . . . . . . . . . . . . . 71
   8.2     Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
   8.3     Specified Swap Contract Remedies. . . . . . . . . . . . . . . . . 72
   8.4     Rights Not Exclusive. . . . . . . . . . . . . . . . . . . . . . . 73

ARTICLE IX

                                  THE AGENT. . . . . . . . . . . . . . . . . 73
   9.1     Appointment and Authorization; "Agent". . . . . . . . . . . . . . 73
   9.2     Delegation of Duties. . . . . . . . . . . . . . . . . . . . . . . 73
   9.3     Liability of Agent. . . . . . . . . . . . . . . . . . . . . . . . 73
   9.4     Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . 74
   9.5     Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . 75
   9.6     Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . 75
   9.7     Indemnification of Agent. . . . . . . . . . . . . . . . . . . . . 76
   9.8     Agent in Individual Capacity. . . . . . . . . . . . . . . . . . . 76
   9.9     Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . 76
   9.10    Withholding Tax . . . . . . . . . . . . . . . . . . . . . . . . . 77
   9.11    Co-Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78

ARTICLE X

                                MISCELLANEOUS. . . . . . . . . . . . . . . . 79
   10.1    Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . 79
   10.2    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
   10.3    No Waiver; Cumulative Remedies. . . . . . . . . . . . . . . . . . 81
   10.4    Costs and Expenses. . . . . . . . . . . . . . . . . . . . . . . . 81
   10.5    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . 82
           (a)  General. . . . . . . . . . . . . . . . . . . . . . . . . . . 82
           (b)  Environmental. . . . . . . . . . . . . . . . . . . . . . . . 82
   10.6    Marshalling; Payments Set Aside . . . . . . . . . . . . . . . . . 83
   10.7    Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . 84
   10.8    Assignments, Participations, etc. . . . . . . . . . . . . . . . . 84
   10.9    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . 86
   10.10   Set-off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
   10.11   Automatic Debits of Fees. . . . . . . . . . . . . . . . . . . . . 87



Section                                                                    Page
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

   10.12   Notification of Addresses, Lending Offices, etc.. . . . . . . . . 87
   10.13   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . 88
   10.14   Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 88
   10.15   No Third Parties Benefited. . . . . . . . . . . . . . . . . . . . 88
   10.16   Governing Law and Jurisdiction. . . . . . . . . . . . . . . . . . 88
   10.17   Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . . . . 89
   10.18   Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . 89
   10.19   Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . 89


                                    SCHEDULES

Schedule 1.1  -     Defined Terms
Schedule 2.1  -     Commitments
Schedule 2.9  -     Pricing Grid
Schedule 2.16 -     Existing Letters of Credit
Schedule 5.5  -     Litigation
Schedule 5.7  -     ERISA
Schedule 5.11 -     Permitted Liabilities
Schedule 5.12 -     Environmental Matters
Schedule 5.15 -     Subsidiaries and Minority Interests
Schedule 5.16 -     Insurance Matters
Schedule 7.1  -     Permitted Liens
Schedule 7.2  -     Permitted Dispositions
Schedule 7.4  -     Permitted Investments
Schedule 7.5  -     Permitted Indebtedness
Schedule 7.8  -     Contingent Obligations
Schedule 10.2 -     Lending Offices; Addresses for Notices


                                       EXHIBITS

Exhibit A     -     Form of Notice of Borrowing
Exhibit B     -     Form of Notice of Conversion/Continuation
Exhibit C     -     Form of Compliance Certificate
Exhibit D-1   -     Form of Legal Opinion of Company's Special Michigan Counsel
Exhibit D-2   -     Form of Legal Opinion of Company's Special New York Counsel
Exhibit E     -     Form of Assignment and Acceptance
Exhibit F-1   -     Form of Revolving Note
Exhibit F-2   -     Form of Swingline Note
Exhibit G     -     Form of Guaranty
Exhibit H     -     Form of Pledge Agreement
Exhibit I     -     Form of Alternate Currency Annex

                                   CREDIT AGREEMENT


     This CREDIT AGREEMENT (this "AGREEMENT") is entered into as of April 18, 1997, among R.J. TOWER CORPORATION, a Michigan corporation (the "COMPANY"), the several financial institutions from time to time party to this Agreement (collectively, the "LENDERS"; individually, a "LENDER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Lenders (in such capacity, the "AGENT"), and The Bank of Nova Scotia, Bankers Trust Company, The Chase Manhattan Bank, Comerica Bank, First Bank National Association and The First National Bank of Chicago, as co-agents.

     WHEREAS, subject to the terms and conditions of this Agreement, (a) the Lenders have agreed to make available to the Company a revolving credit facility with a letter of credit subfacility for the Account Parties and the Alternate Currency Account Parties (each as defined below) and (b) the Alternate Currency Lenders (as defined below) have agreed to make available to the Alternate Currency Borrowers (as defined below) an alternate currency facility (which facility is a subfacility of the revolving credit facility provided to the Company),

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                       ARTICLE I

                            DEFINITIONS AND INTERPRETATION

     1.1 CERTAIN DEFINED TERMS. Unless the context otherwise clearly requires, capitalized terms used in this Agreement and the other Credit Documents shall have the respective meanings assigned thereto in SCHEDULE 1.1.

     1.2 OTHER INTERPRETIVE PROVISIONS. (a)(i) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (ii) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (b) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (ii) The term "including" is not limiting and means "including without limitation."

          (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

          (v) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

     (c) Unless the context otherwise clearly requires, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Credit Document, (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation, (iii) references to any Person shall be deemed to include such Person's successors and assigns, but only to the extent such succession or assignment is not prohibited by the terms of any Credit Document, and (iv) reference to a Person in a particular capacity shall be deemed to exclude such Person in any other capacity or individually.

     (d) If there is any conflict between this Agreement and any other Credit Document, this Agreement and such other Credit Document shall be construed and interpreted, if possible, to avoid or minimize such conflict, but to the extent of any remaining conflict this Agreement shall prevail and control.

     (e) This Agreement and the other Credit Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     (f) This Agreement and the other Credit Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lending Parties or the Agent merely because of the Agent's or Lending Parties' involvement in their preparation.

     1.3 ACCOUNTING MATTERS. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; PROVIDED that all computations determining compliance with Article VII, including the definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare the December 31, 1996 financial statements delivered to the Agent and described in SECTION 5.11, but shall not give effect to purchase accounting adjustments required or permitted by APB 16 and APB 17 or interpretations thereof.

     In addition, if after the date hereof there is any change in GAAP which either the Required Lenders or the Company determines has an adverse effect upon the utility of financial covenants or other provisions as a measure of the Company's financial condition or operating performance, then for a period of thirty (30) days following notice (x) in the case of the Company, to the Agent and (y) in the case of the Required Lenders, from the Agent to the Company, the parties shall negotiate in good faith regarding appropriate amendments to this Agreement to eliminate the effect of such change; provided that, if no such agreement is reached within such period, GAAP shall mean GAAP as in effect immediately prior to the effectiveness of such change.

     (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company; and references to a particular fiscal year (for example, the 1997 fiscal year) shall be deemed to refer to the fiscal year ending in such specified calendar year.

     1.4 CURRENCY EQUIVALENTS GENERALLY. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Alternate Currency or other currency of an amount in Dollars, and the equivalent in Dollars of an amount in any Alternate Currency or other currency, shall be determined as set forth in the definition of Dollar Equivalent.

                                      ARTICLE II

                                     THE CREDITS

     2.1 REVOLVING COMMITMENTS. Each Lender severally agrees, on the terms and conditions set forth herein, to make loans in Dollars to the Company (each such loan, a "REVOLVING LOAN") from time to time on any Business Day during the period from the Closing Date to the Commitment Termination Date, in an aggregate amount not to exceed at any time outstanding such Lender's Pro Rata Share of the Total Commitment Amount LESS the Effective Amount of all outstanding Loans (after giving effect to the Loans made on such Business Day) LESS the Effective Amount of all outstanding Letter of Credit Obligations (after giving effect to the Letters of Credit Issued on such Business Day) PLUS the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit (after giving effect to the Alternate Currency Standby Letters of Credit Issued on such Business Day) and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit (after giving effect to the Alternate Currency Standby Letters of Credit Issued on such Business Day). The commitment of each Lender described in this

SECTION 2.1 is herein referred to as such Lender's "REVOLVING COMMITMENT." Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Company may borrow Revolving Loans under this SECTION 2.1, prepay under SECTION 2.6 and reborrow Revolving Loans under this SECTION 2.1.

     2.2 LOAN ACCOUNTS AND NOTES. (a) THE LOAN ACCOUNTS. The Loans made by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records reasonably maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

     (b)  THE NOTES.

          (i) Upon the request of any Lender made through the Agent, the Revolving Loans made by such Lender may be evidenced by one or more Revolving Notes in addition to loan accounts. Each such Lender shall endorse on the schedules annexed to its Revolving Note(s) the date, amount and maturity of each Revolving Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Lender is irrevocably authorized by the Company to endorse its Revolving Note(s) and each Lender's record shall be conclusive absent manifest error; PROVIDED that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Revolving Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any Revolving Note to such Lender.

          (ii) All Swingline Loans shall be evidenced by a Swingline Note of the Company payable to the Agent for the account of the Swingline Lender in an amount equal to the Swingline Commitment Amount on demand. The Agent is irrevocably authorized by the Company to endorse on the schedules attached to the Swingline Note (and any continuations thereof) the date, amount and maturity of each

     Swingline Loan evidenced thereby and each payment of principal by the Company with respect thereto and such record shall be conclusive absent manifest error; PROVIDED that the failure to make, or error in making, a notation thereon with respect to any Swingline Loan shall not limit or otherwise affect the obligations of the Company hereunder or under such Swingline Note with respect to such Swingline Loan. The Agent will hold the Swingline Note and will make the Swingline Note available for inspection by the Company or any Lender during normal business hours upon prior reasonable notice to the Agent therefor.

          (iii) The Alternate Currency Loans with respect to a particular Alternate Currency shall not be evidenced by notes unless otherwise indicated in the Alternate Currency Annex for such Alternate Currency.

     2.3 PROCEDURE FOR BORROWING. (a) Each Borrowing shall be made upon the Company's irrevocable (except in the circumstances described in SECTION 3.2, 3.3 or 3.5 as provided therein) written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 10:00 a.m. (Chicago time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (A) the amount of the Borrowing, which in the case of Base Rate Loans made other than pursuant to SECTION 2.16.3(c) or 2.17(e) shall be in an aggregate minimum amount of $1,000,000 or any multiple of $100,000 in excess thereof, and in the case of Offshore Rate Loans shall be in an aggregate minimum amount of $2,000,000 or any multiple of $100,000 in excess thereof;

          (B) the requested Borrowing Date, which shall be a Business Day;

          (C) the Type of Loans comprising the Borrowing; and

          (D) in the case of Offshore Rate Loans, the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one month;

PROVIDED that, with respect to the Borrowing to be made on the Closing Date, a Notice of Borrowing with respect to Base Rate Loans may be delivered to the Agent not later than 10:00 a.m. (Chicago time) on the Closing Date.

     (b) The Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's Pro Rata Share of that Borrowing.

     (c) Each Lender will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 10:00 a.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

     (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than twelve different Interest Periods in effect.

     (e) If there is any conflict between this Section 2.3 and any applicable Alternate Currency Annex, this Section 2.3 and such Alternate Currency Annex shall be construed and interpreted, if possible, to avoid or minimize such conflict, but to the extent of any remaining conflict such Alternate Currency Annex shall prevail and control with respect to any Alternate Currency Loan subject thereto.

     2.4 CONVERSION AND CONTINUATION ELECTIONS. (a) The Company may, upon irrevocable (except in the circumstances described in SECTION 3.2, 3.3 or 3.5 as provided therein) written notice to the Agent in accordance with SECTION 2.4(b):

          (i) elect, as of the last day of the applicable Interest Period, to convert any Offshore Rate Loans (or any part thereof in an amount not less than $2,000,000) into Base Rate Loans; or

          (ii) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of an applicable Interest Period, in the case of Offshore Rate Loans expiring on such last day, to (a) convert such Loans (or any part thereof in an amount not less than $2,000,000, or that is in an integral multiple of $100,000 in excess thereof) into Offshore Rate Loans, or (B) if such Loans are Offshore Rate Loans, continue such Loans (or any part thereof in an amount not less than $2,000,000, or that is in an integral multiple of $100,000 in excess thereof) as Offshore Rate Loans;

PROVIDED that if, at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $2,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans as the case may be shall terminate.

     (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 10:00 a.m. (Chicago time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; (ii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

          (A) the proposed Conversion/Continuation Date;

          (B) the aggregate amount of Loans to be converted or continued;

          (C) the Type of Loans resulting from the proposed conversion or continuation; and

          (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

     (c) If, upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans or if any Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

     (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

     (e) Unless the Required Lenders otherwise consent, during the existence of an Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

     (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than twelve different Interest Periods in effect.

     2.5 VOLUNTARY TERMINATION OR REDUCTION OF REVOLVING COMMITMENTS. The Company may, upon not less than three Business Days' prior notice to the Agent (which shall give notice thereof to the Lending Parties), terminate the Revolving Commitments, or permanently reduce the Revolving Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of relevant Loans made on the effective date thereof, the Effective Amount of all outstanding Loans PLUS the Effective Amount of all outstanding Letter of Credit Obligations MINUS the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit, would exceed the amount of the Revolving Commitments then in effect. Once reduced in accordance with this
SECTION 2.5, the Revolving Commitments may not be increased. Any reduction of the

Revolving Commitments shall be applied to each Lender according to its Pro Rata Share. All accrued commitment fees to the effective date of any reduction or termination of the Revolving Commitments shall be paid on the effective date of such reduction or termination.

     2.6 OPTIONAL PREPAYMENTS. Subject to SECTION 3.4, the Company may, at any time or from time to time, and in the case of Offshore Rate Loans upon not less than three Business Days' irrevocable notice to the Agent, ratably prepay Revolving Loans in whole or in part, in minimum amounts of $1,000,000 and a multiple of $100,000 in excess thereof in the case of any prepayment of Offshore Rate Loans, and a minimum amount of $500,000 in the case of any prepayment of Base Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Revolving Loans to be prepaid. The Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein and, in the case of any prepayment of Offshore Rate Loans together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
SECTION 3.4.

     2.7 MANDATORY REDUCTION OF REVOLVING COMMITMENTS. On each anniversary of the Closing Date set forth below, the Total Commitment Amount shall be automatically and permanently reduced to the respective maximum amount set forth opposite such anniversary (unless theretofore reduced under SECTION 2.5 to a lesser amount):


  Anniversary of Closing Date      Maximum Amount
  ---------------------------      --------------
             Third                  $675,000,000

             Fourth                 $600,000,000

             Fifth                  $500,000,000

On each such date when a reduction in the Total Commitment Amount becomes effective, the Company shall make a mandatory payment of all Revolving Loans equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans over the

Total Commitment Amount as so reduced MINUS the Effective Amount of all Letter of Credit Obligations MINUS the Effective Amount of all Swingline Loans MINUS the Effective Amount of all Alternate Currency Loans PLUS the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit.

     2.8 REPAYMENT. (a) THE REVOLVING CREDIT. The Company shall repay to the Lenders on the Commitment Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

     (b) THE SWINGLINE. The Company shall repay the Swingline Loans on demand.

     2.9 INTEREST. (a) Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate PER ANNUM equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Revolving Loans under SECTION 2.4), PLUS the Applicable Margin. Swingline Loans shall bear interest on the principal amount thereof from the applicable Borrowing Date at a rate PER ANNUM equal to the Base Rate plus the Applicable Margin.

     (b) Interest on each Loan (other than Alternate Currency Loans) shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment or repayment of Offshore Rate Loans under
SECTION 2.6 or 2.7 for the portion of the Loans so prepaid or repaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request of the Required Lenders.

     (c) Notwithstanding SECTION 2.9(a), upon notice to the Company by the Agent at the request of the Required Lenders either (i) while any Event of Default exists or (ii) after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate

PER ANNUM which is determined by adding 2% PER ANNUM to the Applicable Margin then in effect for such Loans PLUS the Offshore Rate or Base Rate (as applicable) and, in the case of Obligations not subject to an Applicable Margin, at a rate PER ANNUM equal to the Base Rate PLUS 2%; PROVIDED that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of such notice, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate PER ANNUM equal to the Base Rate PLUS the Applicable Margin PLUS 2%.

     (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

     2.10 FEES. (a) ARRANGEMENT, AGENCY FEES. The Company shall pay an arrangement fee to the Agent for the Arranger's account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement (the "FEE LETTER") among the Company, the Arranger and the Agent dated January 24, 1997.

     (b) FACILITY FEES. The Company shall pay to the Agent for the account of each Lender a facility fee on the daily average of such Lender's Revolving Commitment (whether used or unused), computed on a quarterly basis in arrears on the last Business Day of each calendar quarter equal to the Applicable Facility Fee PER ANNUM from time to time in effect. Such facility fee shall accrue from the Closing Date to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on the first such quarterly date to occur following the Closing Date through the Commitment Termination Date, with the final payment to be made on the Commitment Termination Date;

PROVIDED that, in connection with any reduction or termination of Revolving Commitments under SECTION 2.5 or 2.7, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The facility fees provided in this SECTION 2.10(b) shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in ARTICLE IV are not met.

     (c) ALTERNATE CURRENCY SUBFACILITY FEES. The Company shall pay to each applicable Alternate Currency Lender and Alternate Currency LC Issuer the fees, if any, set forth in the applicable Alternate Currency Annex.

     2.11 COMPUTATION OF FEES AND INTEREST. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

     (b) Each reasonable determination of an interest rate or a Dollar Equivalent by the Agent shall be conclusive and binding on the Credit Parties and the Lending Parties in the absence of manifest error.

     2.12 PAYMENTS BY CREDIT PARTIES. (a) All payments to be made by any Credit Party shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by any Credit Party shall be made to the Agent for the account of the Lending Parties at the Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (Chicago time) on the date specified herein. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 1:00 p.m. (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

     (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

     (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Lenders that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

     2.13 PAYMENTS BY THE LENDERS TO THE AGENT. (a) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Lender shall on the

Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this SECTION 2.13(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate PER ANNUM equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

     (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     2.14 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Obligations in its favor any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; PROVIDED that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 10.10) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this SECTION 2.14 and will in each case notify the Lenders following any such purchases or repayments.

     2.15 SWINGLINE LOANS. (a) Subject to the terms and conditions hereof, the Swingline Lender may, in its sole discretion (subject to SECTION 2.15(b)), make swingline loans in Dollars (each such loan, a "SWINGLINE LOAN") to the Company on any Business Day during the period from the Closing Date to the Commitment Termination Date in accordance with the procedures set forth in this
SECTION 2.15 in an aggregate principal amount at any one time outstanding not to exceed the lesser of (x) the aggregate available amount of the Revolving Commitments and (y) $25,000,000 (the "SWINGLINE COMMITMENT AMOUNT"), notwithstanding the fact that such Swingline Loans, when aggregated with the Swingline Lender's outstanding Revolving Loans and its Pro Rata Share of Letter of Credit Obligations, may exceed the Swingline Lender's Pro Rata Share of the aggregate amount of the Revolving Commitments; PROVIDED that at no time shall the sum of (i) the Effective Amount of all outstanding Loans PLUS (ii) the Effective Amount of all Letter of Credit Obligations MINUS (iii) the lesser of
(x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit exceed the Total Commitment Amount. Subject to the other terms and conditions hereof, the Company may borrow under this SECTION 2.15(a), prepay pursuant to
SECTION 2.15(d) and reborrow pursuant to this SECTION 2.15(a) from time to time; PROVIDED that the Swingline Lender shall not be obligated to make any Swingline Loan.

     (b) The Company shall provide the Agent and the Swingline Lender irrevocable written notice (or notice by a telephone call confirmed promptly by facsimile) of any Swingline Loan requested hereunder (which notice must be received by the Swingline Lender and the Agent prior to 2:30 p.m. (Chicago time) on the requested Borrowing Date) specifying (i) the amount to be borrowed, and (ii) the requested Borrowing Date, which must be a Business Day. Upon receipt of such notice, the Swingline Lender will promptly confirm with the Agent (by telephone or in writing) that the Agent has received a copy of such notice from the Company and, if not, the Swingline Lender will provide the Agent with a copy thereof. If and only if the Agent notifies the Swingline Lender on the proposed Borrowing Date that it may make available to the Company the amount of the requested Swingline Loan, THEN, subject to the terms and conditions hereof, the Swingline Lender may make the amount of the requested Swingline Loan available to the Company by crediting the account of the Company on the books of BofA with the amount of such Swingline Loan. The Agent will not so notify the Swingline Lender if the Agent has knowledge that (a) the limitations set forth in the PROVISO set forth in the first sentence of SECTION 2.15(a) are being violated or would be violated by such Swingline Loan or (B) one or more conditions specified in
ARTICLE IV is not then satisfied. Each Swingline Loan shall be in an aggregate principal amount equal to $500,000 or a multiple of $100,000 in excess thereof. The Swingline Lender will promptly notify the Agent of the amount of each Swingline Loan.

     (c) Principal of and accrued interest on each Swingline Loan shall be due and payable (i) on demand made by the Swingline Lender at any time upon one Business Day's prior notice to the Company furnished at or before 10:00 a.m. (Chicago time), and (ii) in any event on the Commitment Termination Date. Interest on Swingline Loans shall be for the sole account of the Swingline Lender (except to the extent that the other Lenders have funded the purchase of their respective participations therein pursuant to SECTION 2.15(e)).

     (d) The Company may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Swingline Loan, without incurring any premium or penalty; PROVIDED that

          (i) each such voluntary prepayment shall require prior written notice given to the Agent and the Swingline Lender no later than 10:00 a.m. (Chicago time) on the day on which the Company intends to make a voluntary prepayment, and

          (ii) each such voluntary prepayment shall be in an amount equal to $500,000 or a higher integral multiple of $100,000 (or, if less, the aggregate outstanding principal amount of all Swingline Loans then outstanding).

     Voluntary prepayments of Swingline Loans shall be made by the Company to the Swingline Lender at such office as the Swingline Lender may designate by notice to the Company from time to time. All such payments shall be made in Dollars and in immediately available funds no later than 2:00 p.m. (Chicago time) on the date specified by the Company pursuant to CLAUSE (i) above (and any payment received later than such time shall be deemed to have been received on the next Business Day). The Swingline Lender will promptly notify the Agent of the amount of each prepayment of Swingline Loans.

     (e) If (i) any Swingline Loan shall remain outstanding at 11:00 a.m. (Chicago time) on the Business Day immediately prior to a Business Day on which Swingline Loans are due and payable pursuant to SECTION 2.15(c) and by such time on such Business Day the Agent shall have received neither (a) a Notice of Borrowing delivered pursuant to SECTION 2.3 requesting that Revolving Loans be made pursuant to SECTION 2.1 on such following Business Day in an amount at least equal to the aggregate principal amount of such Swingline Loans, nor (B) any other notice indicating the Company's intent to repay such Swingline Loans with funds obtained from other sources, or (ii) any Swingline Loans shall remain outstanding during the existence of a Default or Event of Default and the Swingline Lender shall in its sole discretion notify the Agent that the Swingline Lender desires that such Swingline Loans be converted into Revolving Loans, THEN the Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to SECTION 2.3 requesting that Base Rate Loans be made pursuant to SECTION 2.1 on the following Business Day in an amount equal to the aggregate amount of such Swingline Loans, and the procedures set forth in
SECTION 2.3(c) shall be followed
in making such Base Rate Loans; PROVIDED that such Base Rate Loans shall be made notwithstanding the Company's failure to comply with SECTION 4.2; and PROVIDED, FURTHER, that if a Borrowing of Revolving Loans becomes legally impractical and if so required by the Swingline Lender at the time such Revolving Loans are required to be made by the Lenders in accordance with this SECTION 2.15(e), each Lender agrees that in lieu of making Revolving
Loans as described in this SECTION 2.15(e), such Lender shall purchase a participation from the Swingline Lender in the applicable Swingline Loans in an amount equal to such Lender's Pro Rata Share of such Swingline Loans, and the procedures set forth in SECTION 2.3(c) shall be followed in connection with the purchases of such participations. The proceeds of such Base Rate
Loans (or participations purchased) shall be delivered by the Agent to the Swingline Lender to repay such Swingline Loans (or as payment for such participations). A copy of each notice given by the Agent to the Lenders pursuant to this SECTION 2.15(e) with respect to the making of Loans, or the purchases of participations, shall be promptly delivered by the Agent to the Company. Each Lender's obligation in accordance with this Agreement to make the Revolving Loans, or purchase the participations, as contemplated by this
SECTION 2.15(e), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Company or any other Person for any reason whatsoever;
(2) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.16 LETTERS OF CREDIT.

     2.16.1 LETTER OF CREDIT SUBFACILITY. (a) On the terms and conditions set forth herein (i) each LC Issuer agrees, (a) from time to time on any Business Day during the period from the Closing Date to the Commitment Termination Date to issue Letters of Credit for the account of the applicable Account Party, and to amend or renew Letters of Credit previously issued by it, in accordance with SECTIONS 2.16.2(c) and 2.16.2(d), and (B) to honor properly drawn drafts under the Letters of Credit issued by it; and (ii) the Lenders severally agree to participate in

Letters of Credit other than Alternate Currency Letters of Credit issued for the account of such Account Party; PROVIDED that no LC Issuer shall be obligated to issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the sum of (i) the Effective Amount of all Letter of Credit Obligations PLUS (ii) the Effective Amount of all outstanding Loans MINUS (iii) the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit exceeds the aggregate amount of all Revolving Commitments or (2) the Effective Amount of all Letter of Credit Obligations exceeds the Letter of Credit Commitment Amount. The commitment of each LC Issuer and each other Lender described in this SECTION 2.16.1 is herein referred to as its "LETTER OF CREDIT COMMITMENT." Within the foregoing limits, and subject to the other terms and conditions hereof, the applicable Account Party's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, such Account Party may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

     (b) No LC Issuer shall be under any obligation to Issue any Letter of Credit if:

           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such LC Issuer from Issuing such Letter of Credit, or any Requirement of Law applicable to such LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such LC Issuer shall prohibit, or request that such LC Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such LC Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such LC Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such LC Issuer in good faith deems material to it; or

          (ii) such Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to such LC Issuer, or the Issuance of such Letter of Credit shall violate any applicable policies of such LC Issuer.

     (c)  No LC Issuer shall Issue any Letter of Credit if:

          (i) such LC Issuer has received written notice from any Lender, the Agent or the applicable Account Party, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE IV is not then satisfied;

          (ii) the expiry date or any renewed or extended expiry date of such Letter of Credit is later than the earlier of: (x) the first anniversary of the Issuance Date for such Letter of Credit, and (y) the Commitment Termination Date, or, in the case of a Commercial Letter of Credit, 25 days prior to the Commitment Termination Date, unless all of the Lenders have approved such expiry date in writing; or

           (iii) such Letter of Credit is denominated in a currency other than Dollars, unless such Letter of Credit is an Alternate Currency Letter of Credit.

     2.16.2 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT. (a) Each Letter of Credit shall be issued upon the irrevocable written request of the applicable Account Party received by the applicable LC Issuer and the Agent at least four Business Days (or such shorter time as such LC Issuer and the Agent may agree in a particular instance in their sole discretion) prior to the proposed Issuance Date. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail reasonably satisfactory to the applicable LC Issuer: (i) the face amount of the Letter of Credit; (ii) the expiry date of such Letter of Credit; (iii) the name and address of the beneficiary thereof;
(iv) the documents to be presented by the beneficiary of such Letter of Credit in case of any drawing thereunder; (v) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (vi) in the case of a Standby Letter of Credit, whether such Letter of Credit is a Financial Letter of Credit or a Non-Financial Letter of Credit; and (vii) such other matters as such LC Issuer may require.

     (b) At least two Business Days prior to the Issuance Date of any Letter of Credit, the applicable LC Issuer will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the Letter of Credit Application or Letter of Credit Amendment Application from the applicable Account Party and, if not, such LC Issuer will provide the Agent with a copy thereof. If and only if the Agent notifies the applicable LC Issuer on or before the Business Day immediately preceding the proposed date of Issuance of a Letter of Credit that such LC Issuer may Issue such Letter of Credit, then, subject to the terms and conditions hereof, such LC Issuer shall, on the requested date, Issue such Letter of Credit for the account of the applicable Account Party in accordance with such LC Issuer's usual and customary business practices. The Agent shall not give such notice if the Agent has knowledge that
(a) such Issuance is not then permitted under SECTION 2.16.1(a) as a result of the limitations set forth in CLAUSE (1) or (2) thereof or (B) the applicable LC Issuer has received a notice described in SECTION 2.16.1(b)(ii). The Agent will promptly notify the Lenders of any Letter of Credit Issuance hereunder.

     (c) From time to time while a Letter of Credit is outstanding and prior to the Commitment Termination Date, the applicable LC Issuer will, upon the written request of the applicable Account Party received by such LC Issuer (with a copy sent by such Account Party to the Agent) at least four Business Days (or such shorter time as such LC Issuer and the Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it, subject to approval thereof by the Agent. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of a Letter of Credit Amendment Application and shall specify in form and detail reasonably satisfactory to the applicable LC Issuer: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as such LC Issuer may require. No LC Issuer shall have any obligation to amend any Letter of Credit if such LC Issuer would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement. No
LC Issuer shall amend any Letter of Credit if: (a) such LC Issuer would not be permitted to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

     (d) The LC Issuers and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Commitment Termination Date, at the option of the applicable Account Party and upon the written request of such Account Party received by the applicable LC Issuer (with a copy sent by such Account Party to the Agent) at least four Business Days (or such shorter time as such LC Issuer and the Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, such LC Issuer shall be entitled, with the approval of the Agent, to authorize the renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail reasonably satisfactory to the applicable LC Issuer: (i) the Letter of Credit to be renewed; (ii) the proposed date of renewal of such Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent in writing, shall be prior to the Commitment Termination Date); and (iv) such other matters as such LC Issuer may require. No LC Issuer shall be under any obligation to renew any Letter of Credit if such LC Issuer would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. No LC Issuer shall renew any Letter of Credit if: (A) such LC Issuer would not be permitted to Issue or amend such Letter of

Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the applicable LC Issuer that such Letter of Credit shall not be renewed, and if at the time of renewal such LC Issuer would be entitled to authorize the renewal of such Letter of Credit in accordance with this
SECTION 2.16.2(d) upon the request of the applicable Account Party but such LC Issuer shall not have received any Letter of Credit Amendment Application from the applicable Account Party with respect to such renewal or other written direction by such Account Party with respect thereto, and such LC Issuer shall not have received notice from the Agent that such Letter of Credit shall not be renewed, such LC Issuer shall allow such Letter of Credit to renew, and the applicable Account Party and the Lenders hereby authorize such renewal, and, accordingly, such LC Issuer shall be deemed to have received a Letter of Credit Amendment Application from the applicable Account Party requesting such renewal.

     (e) Each LC Issuer may, at its election (or as required by the Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any applicable Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Commitment Termination Date.

     (f) This Agreement shall control in the event of any conflict with any Letter of Credit Related Document (other than any Letter of Credit).

     (g) The applicable LC Issuer will deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or amendment to or renewal of a Letter of Credit.

     2.16.3 RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS. (a) Immediately upon the Issuance of each Letter of Credit other than an Alternate Currency Letter of Credit (or, in the case of the Existing Letters of Credit, on the Closing Date), each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable LC Issuer a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

     (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable LC Issuer will promptly notify the applicable Account Party and the Agent. The applicable Account Party shall reimburse the applicable LC Issuer prior to 12:00 noon (Chicago time), on each date that any amount is paid by such LC Issuer under any applicable Letter of Credit (each such date, an "HONOR DATE") in an amount equal to the amount so paid by such LC Issuer; PROVIDED, to the extent that such LC Issuer accepts a drawing under a Letter of Credit after 12:00 noon (Chicago time), such Account Party will not be obligated to reimburse such LC Issuer until the next Business Day and the "Honor Date" for such Letter of Credit shall be such next Business Day. If such Account Party fails to reimburse the applicable LC Issuer for the full amount of any drawing under any Letter of Credit other than an Alternate Currency Letter of Credit by 12:00 noon (Chicago time) on the Honor Date, such LC Issuer will promptly notify the Agent and the Agent will promptly notify each Lender and the Company thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitments and subject to the conditions set forth in
SECTION 4.2.  Any notice given by any LC Issuer or the Agent pursuant to this
SECTION 2.16.3(b) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

     (c) Each Lender shall upon any notice pursuant to SECTION 2.16.3(b) make available to the Agent for the account of the applicable LC Issuer an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing with respect to a Letter of Credit other than an Alternate Currency Letter of Credit, whereupon the participating Lenders shall (subject to SECTION 2.16.3(d)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in such amount. If any Lender so notified fails to make available to the Agent for the account of the applicable LC Issuer the amount of such Lender's Pro Rata Share of the amount of such drawing by no later than 3:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate PER ANNUM equal to the Federal
Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this SECTION 2.16.3.

     (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans in whole or in part, because of the Company's failure to satisfy the conditions set forth in SECTION 4.2 or for any other reason, the applicable Account Party shall be deemed to have incurred from the applicable LC Issuer a Letter of Credit Borrowing in the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate
PER ANNUM equal to the Base Rate PLUS the Applicable Margin PLUS 2% PER ANNUM, and each Lender's payment to the applicable LC Issuer pursuant to SECTION 2.16.3(c) with respect to a Letter of Credit other than an Alternate Currency Letter of Credit shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Letter of Credit Advance from such Lender in satisfaction of its participation obligation under this SECTION 2.16.3.

     (e) Each Lender's obligation in accordance with this Agreement to make Revolving Loans or Letter of Credit Advances, as contemplated by this
SECTION 2.16.3, as a result of a drawing under a Letter of Credit other than an Alternate Currency Letter of Credit, shall be absolute and unconditional and without recourse to the applicable LC Issuer and shall not be affected by any circumstance, including
(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against such LC Issuer, any Account Party or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that each Lender's obligation to make Revolving Loans with respect to Letters of Credit other than Alternate Currency Letters of Credit under this SECTION 2.16.3 is subject to the conditions set forth in
SECTION 4.2.

     2.16.4 REPAYMENT OF PARTICIPATIONS. (a) Upon (and only upon) receipt by the Agent for the account of the applicable LC Issuer of immediately available funds from the applicable Account Party (i) in reimbursement of any payment made by such LC Issuer under a Letter of Credit other than an Alternate Currency Letter of Credit with respect to which any Lender has paid the Agent for the account of such LC Issuer for such Lender's participation in such Letter of Credit pursuant to SECTION 2.16.3 or (ii) in payment of interest thereon, the Agent will promptly pay to each Lender, in like funds as those received by the Agent for the account of such LC Issuer, the amount of such Lender's Pro Rata Share of such funds, and such LC Issuer shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the Agent for the account of such LC Issuer.

     (b) If the Agent or any LC Issuer is required at any time to return to any Account Party, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Account Party to the Agent for the account of such LC Issuer pursuant to
SECTION 2.16.4(a) in reimbursement of a payment made under a Letter of Credit other than an Alternate Currency Letter of Credit or interest or fee thereon, to the extent any Lender received its Pro Rata Share of such amount pursuant to SECTION 2.16.4(a), such Lender shall, on demand of the Agent, forthwith return to the Agent or such LC Issuer the amount of its Pro Rata Share of any amount so returned by the Agent or such LC Issuer together with interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Agent or such LC Issuer, at a rate PER ANNUM equal to the Federal Funds Rate in effect from time to time.

     2.16.5 ROLE OF THE LC ISSUERS. (a) Each Lender and each Account Party agree that, in paying any drawing under a Letter of Credit, the applicable LC Issuer shall not have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

     (b) No Agent-Related Person, LC Issuer nor any of their respective correspondents, participants or assignees shall be liable to any Lender for:
(i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable);
(ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

     (c) Each Account Party hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED that this assumption is not intended to, and shall not, preclude such Account Party's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under this Agreement or any other agreement. Neither the Agent-Related Person, LC Issuer, the Lenders nor any of their respective correspondents, participants or assignees shall be liable or responsible for any of the matters described in CLAUSES (i) through
(vii) of SECTION 2.16.6; PROVIDED that, anything in such clauses to the contrary notwithstanding, the applicable Account Party may have a claim against the applicable LC Issuer, and such LC Issuer may be liable to such Account Party, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Account Party which such Account Party proves were caused by such LC Issuer's willful misconduct, gross negligence or bad faith or such LC Issuer's bad faith, willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit.
In furtherance and not in limitation of the foregoing: (i) each LC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) no LC Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     2.16.6 OBLIGATIONS ABSOLUTE. The obligations of each Account Party under this Agreement and any Letter of Credit Related Document to reimburse the applicable LC Issuer for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following:

           (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Account Party in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents;

          (iii) the existence of any claim, set-off, defense or other right that any Account Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction;

          (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

           (v) any payment by the applicable LC Issuer under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable LC Issuer under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

          (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of any Account Party in respect of any Letter of Credit; or

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Account Party or a guarantor.

     2.16.7 CASH COLLATERAL PLEDGE. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Commitment Termination Date, then the applicable Account Party shall immediately Cash Collateralize the Letter of Credit Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

     2.16.8 LETTER OF CREDIT FEES. (a) The applicable Account Party shall pay to the Agent for the account of each Lender a letter of credit fee with respect to each Letter of Credit other than an Alternate Currency Letter of Credit equal to the Applicable Letter of Credit Fee Rate PER ANNUM of the average daily maximum amount available to be drawn on such Letter of Credit, computed on a quarterly basis in arrears on the last day of each calendar quarter and on the Commitment Termination Date (or such later date upon which all outstanding Letters of Credit shall expire or be fully drawn). Notwithstanding the foregoing, upon notice to the Company by the Agent at the request of the Required Lenders either (i) while any Event of Default exists or (ii) after acceleration, the Company shall pay a letter of credit fee with respect to each Letter of Credit other than an Alternate Currency Letter of Credit equal to the Applicable Letter of Credit Fee PLUS 2% per annum of the average daily maximum amount available to be drawn on such Letter of Credit.

     (b) The applicable Account Party shall pay to each LC Issuer a fronting fee for each Letter of Credit Issued by such LC Issuer other than an Alternate Currency Letter of Credit equal to 0.125% PER ANNUM of the average daily maximum amount available to be drawn on such Letter of Credit, computed on the last day of each calendar quarter and on the Commitment Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn).

     (c) The letter of credit fees payable under SECTION 2.16.8(a) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Commitment Termination Date (or such later date upon which all outstanding Letters of Credit shall expire or be fully drawn), with the final payment to be made on the Commitment Termination Date (or such later date). The fronting fees payable under SECTION 2.16.8(b) shall be billed on a quarterly basis by the applicable LC Issuer. For purposes of calculating the fees payable under SECTION 2.16.8(a) and SECTION 2.16.8(b), any undrawn Commercial Letters of Credit should be considered outstanding and available to be drawn upon for 25 days after their expiry date.

     (d) The applicable Account Party shall pay to each applicable LC Issuer from time to time promptly upon demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of each such LC Issuer relating to letters of credit as from time to time in effect.

     2.16.9 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of Issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to each Letter of Credit.

     2.16.10 ALTERNATE CURRENCY ANNEX CONTROLS WHEN CONFLICT. If there is any conflict between this Section 2.16 and any applicable Alternate Currency Annex, this Section 2.16 and such Alternative Currency Annex shall be construed and interpreted, if possible, to avoid or minimize such conflict, but to the extent of any remaining conflict such Alternate Currency Annex shall prevail and control with respect to any Alternate Currency Letter of Credit subject thereto.

     2.17 ALTERNATE CURRENCY SUBFACILITY. (a) Subject to the terms and conditions hereof, the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, shall (subject to SECTION 2.17(b)) make loans in the applicable Alternate Currency (each such loan, an "ALTERNATE CURRENCY LOAN") to any applicable Alternate Currency Borrower or issue an Alternate Currency Letter of Credit denominated in the applicable Alternate Currency, or amend or renew any such Alternate Currency Letter of Credit previously issued by it, for the account of any applicable Alternate Currency Account Party (each such Letter of Credit, an "ALTERNATE CURRENCY LETTER OF CREDIT", and, together with the Alternate Currency Loans, the "ALTERNATE CURRENCY CREDIT EXTENSIONS"), as the case may be, on any Business Day during the period from the Closing Date to the applicable Alternate Currency Commitment Termination Date in accordance with the procedures set forth in the applicable Alternate Currency Annex (or, if such procedures are not set forth therein, in accordance with the applicable corresponding procedures set forth herein for the comparable Credit Extensions hereunder) in an Effective Amount at any one time outstanding not to exceed the lesser of (x) the aggregate available amount of the Revolving Commitments and (y) the applicable Alternate Currency Sublimit notwithstanding the fact that the Effective Amount of such Alternate Currency Credit Extensions, when aggregated with the applicable Alternate Currency Lender's or Alternate Currency LC Issuer's, as the case may be, outstanding Revolving Loans and its Pro Rata Share of Letter of Credit Obligations, may exceed the applicable Alternate Currency Lender's or Alternate Currency LC Issuer's, as the case may be, Pro Rata Share of the aggregate amount of the Revolving Commitments; PROVIDED that at no time shall the Effective Amount of all outstanding Alternate Currency Credit Extensions by any Alternate Currency Lender or Alternate Currency LC Issuer in any Alternate Currency exceed the Alternate Currency Commitment Amount; and PROVIDED, FURTHER, that at no time shall the sum of (i) the Effective Amount of all outstanding Loans PLUS (ii) the Effective Amount of all Letter of Credit Obligations MINUS (iii) the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit exceed the Total Commitment Amount. Subject to the other terms and conditions hereof, any applicable Alternate Currency Borrower may borrow under this SECTION 2.17(a), prepay pursuant to SECTION 2.17(d) and reborrow pursuant to this SECTION 2.17(a) from time to time.

     (b) The applicable Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, shall provide the Agent and the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, irrevocable written notice (or notice by a telephone call confirmed promptly by facsimile) of any Alternate Currency Credit Extensions requested hereunder, which notice must be received by Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, and the Agent by the time and otherwise in accordance with the procedures set forth in SECTION 2.3 or 2.16.3, as the case may be, and the applicable Alternative Currency Annex. Upon receipt of such notice, such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, will promptly confirm with the Agent (by telephone or in writing) that the Agent has received a copy of such notice from such Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, and, if not, such Alternate Currency Lender or

Alternate Currency LC Issuer, as the case may be, will provide the Agent with a copy thereof. If and only if the Agent notifies such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, on the proposed Borrowing Date, or Issuance Date, as the case may be, that it may make available to such Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, the amount of the requested Alternate Currency Credit Extensions, THEN, subject to the terms and conditions hereof, such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, may make the amount of the requested Alternate Currency Credit Extensions available to the Company in the manner specified in the Alternate Currency Annex. The Agent will not so notify such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, if the Agent has knowledge that (A) the limitations set forth in the PROVISOS set forth in the first sentence of SECTION 2.17(a) are being violated or would be violated by such Alternate Currency Credit Extension or (B) one or more conditions specified in ARTICLE IV is not then satisfied. Such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, will promptly notify the Agent of the amount of each Alternate Currency Credit Extension.

     (c) Alternate Currency Loans shall bear interest as specified in the applicable Alternate Currency Annex. Principal of and accrued interest on each Alternate Currency Loan shall be due and payable to the applicable Alternate Currency Lender (i) on demand made by such Alternate Currency
Lender at any time upon one Business Day's prior notice to the applicable Alternate Currency Borrower furnished at or before 10:00 a.m. (Chicago time) or the time and date specified in the applicable Alternate Currency Annex, and (ii) in any event on the Commitment Termination Date. Interest on Alternate Currency Loans shall be for the sole account of the applicable Alternate Currency Lender (except to the extent that the other Lenders have funded the purchase of their respective participations therein pursuant to
Section 2.17(e)). Each Alternate Currency Account Party shall pay to each applicable Alternate Currency LC Issuer the letter of credit and other fees with respect to applicable Alternate Currency Letters of Credit in the amounts and on the terms specified in the Applicable Alternate Currency Annex.

     (d) The applicable Alternate Currency Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Alternate Currency Loan, without incurring any premium or penalty; PROVIDED that

          (i) each such voluntary prepayment shall require prior written notice given to the Agent and the applicable Alternate Currency Lender no later than the applicable time set forth in the applicable Alternate Currency Annex on the day on which the applicable Alternate Currency Borrower intends to make a voluntary prepayment, and

          (ii) each such voluntary prepayment shall be in an amount equal to $500,000 or equivalent thereof in the applicable Alternate Currency or a higher integral multiple of $100,000 or equivalent thereof in the applicable Alternate Currency (or, if less, the aggregate outstanding principal amount of all Alternate Currency Loans in such Alternate Currency to such Alternate Currency Borrower then outstanding).

     Payments of principal of and accrued interest on Alternate Currency Loans shall be made by the applicable Alternate Currency Borrower to the applicable Alternate Currency Lender at such office as such Alternate Currency Lender may designate by notice to the applicable Alternate Currency Borrower from time to time. All such payments shall be made in the applicable Alternate Currency and in immediately available funds no later than the time specified in the Alternate Currency Annex with respect to Alternate Currency Loans in such Alternate Currency on the date specified by the applicable Alternate Currency Borrower pursuant to CLAUSE (i) above (and any payment received later than such time shall be deemed to have been received on the next Business Day). The applicable Alternate Currency Lender will promptly notify the Agent of the amount of each prepayment of Alternate Currency Loans.

     (e) If any Alternate Currency Credit Extensions shall remain outstanding during an Event of Default, each applicable Alternate Currency Lender and each applicable Alternate Currency LC Issuer may, upon the approval of the Agent, the applicable LC

Issuer and the Required Lenders, request the Issuance by such LC Issuer of a Standby Letter of Credit in Dollars for the benefit of such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, equal to 110% of the Effective Amount of the applicable Alternate Currency Credit Extensions to a particular Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, upon which, during an Event of Default under SECTION 8.1(a) with respect to such Alternate Currency Credit Extensions or an Event of Default under SECTION 8.1(f) or (g) with respect to the Company or the applicable Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, may draw all or part of the Effective Amount of the applicable Alternate Currency Credit Extensions at such time (each an "ALTERNATE CURRENCY STANDBY LETTER OF CREDIT"). Such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, shall deliver to the Company, the Agent and the applicable LC Issuer any request for the Issuance of an Alternate Currency Standby Letter of Credit in the form of a Letter of Credit Application at least seven Business Days prior to the proposed Issuance Date. Upon receipt of any such request, the Agent shall promptly notify the Lenders thereof, and each Lender shall respond to such request within three Business Days thereof; PROVIDED that any Lender that fails to so respond shall be deemed to have denied such request. The Agent shall promptly notify such Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, the Lenders, the applicable LC Issuer and the Company of the acceptance or rejection of such request by the Agent, the applicable LC Issuer and the Required Lenders. If such request is accepted by the Agent, the applicable LC Issuer and the Required Lenders, the applicable Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, shall be deemed to have timely requested the Issuance of such Alternate Currency Standby Letter of Credit on the proposed Issuance Date, and the procedures set forth in SECTION 2.16 shall be followed in Issuing such Alternate Currency Standby Letter of Credit; PROVIDED that such Alternate Currency Standby Letter of Credit shall be Issued notwithstanding the Company's failure to comply with SECTION 4.2. If (i) any Alternate Currency Loans or Letter of Credit Borrowings with respect to Alternate Currency Letters of Credit shall remain outstanding at the applicable time set forth in the applicable

Alternate Currency Annex on the Business Day immediately prior to a Business Day on which such Alternate Currency Credit Extensions are due and payable pursuant to SECTION 2.17(c) and by such time on such Business Day the Agent shall have received neither (A) a Notice of Borrowing delivered pursuant to
SECTION 2.3 requesting that Revolving Loans be made on such following Business Day in an amount at least equal to the Effective Amount of such Alternate Currency Credit Extensions, nor (B) any other notice indicating the applicable Alternate Currency Borrower's or Alternate Currency Account Party's as the case may be, intent to repay such Alternate Currency Credit Extensions with funds obtained from other sources, (ii) any Alternate Currency Loans or Letter of Credit Borrowings with respect to Alternate Currency Letters of Credit shall remain outstanding during the existence of an Event of Default under SECTION 8.1(a) with respect to such Alternate Currency Loans or Letter of Credit Borrowings, as the case may be, or an Event of Default under SECTION 8.1(f) or (g) with respect to the Company or the applicable Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, or (iii) any Alternate Currency Loans or Letter of Credit Borrowings with respect to Alternate Currency Letters of Credit shall remain outstanding during an Event of Default and the applicable Alternate Currency Lender's or Alternate Currency LC Issuer's, as the case may be, request for the Issuance of an Alternate Currency Standby Letter of Credit with respect to such Alternate Currency Credit Extensions has been rejected or is legally impracticable, or drawings under an Alternate Currency Standby Letter of Credit with respect to such Alternate Currency Credit Extensions are not available to the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, may in its sole discretion request to the Agent that, to the extent that an Alternate Currency Standby Letter of Credit has not been Issued with respect to such Alternate Currency Credit Extensions, or drawings under an Alternate Currency Standby Letter of Credit with respect to such Alternate Currency Credit Extensions are not available to the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, such Alternate Currency Credit Extensions be converted into Revolving Loans, in which case the Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to SECTION 2.3 requesting that Base Rate Loans be made on the following Business Day in an amount equal to the Effective Amount of such Alternate Currency Credit Extensions, and the procedures set forth in SECTION 2.3(c) shall be followed in making such Base Rate Loans, PROVIDED that such Base Rate Loans shall be made notwithstanding the Company's failure to comply with SECTION 4.2. If a Borrowing of Revolving Loans becomes legally impractical and if so required by the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, at the time such Revolving Loans are required to be made by the Lenders in accordance with this SECTION 2.17(e), each Lender agrees that in lieu of making Revolving Loans as described in this SECTION 2.17(e), such Lender shall purchase in Dollars a participation from the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, in the applicable Alternate Currency Credit Extensions in an amount equal to such Lender's Pro Rata Share of the Effective Amount of such Alternate Currency Credit Extensions, and applicable procedures set forth in SECTION 2.16.3(c) shall be followed in connection with the purchase of such participations; PROVIDED that the applicable Alternate Currency Lender or Alternate Currency LC Issuer shall use all reasonable efforts to convert such Alternate Currency Credit Extensions into obligations denominated and payable in Dollars. The proceeds of such Base Rate Loans (or participations purchased) shall be delivered by the Agent to the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, in Dollars to repay such Alternate Currency Credit Extensions or as payment for such participations. In the event that the applicable Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, makes a payment with respect to Alternate Currency Credit Extensions in which participations have been purchased by the Lenders that have not been converted into obligations denominated and payable in Dollars, the Company shall pay to the Agent for the account of the Lenders an Alternate Currency Make-Whole Payment with respect to such payment. A copy of each notice given by the Agent to the Lenders pursuant to this SECTION 2.17(e) with respect to the making of Revolving Loans or the purchase of participations shall be promptly delivered by the Agent to the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be. Each Lender's obligation in accordance with this Agreement to participate in any Alternate Currency Standby Letters of

Credit, to make the Revolving Loans or to purchase participations, as contemplated by this SECTION 2.17(e), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Alternate Currency Lender or Alternate Currency
Account Party, as the case may be, any applicable Alternate Currency Borrower or Alternate Currency LC Issuer or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (f) The Agent will determine the Dollar Equivalent of (i) any Alternate Currency Credit Extension as of the requested Borrowing Date or Issuance Date, as the case may be, (ii) all outstanding Alternate Currency Credit Extensions as of the last Business Day of each month, and (iii) outstanding Alternate Currency Loans as of any date of redenomination of an Alternate Currency Loan into Dollars pursuant to this SECTION 2.17 or SECTION 3.5.

     (g) The Company shall be entitled to request that Alternate Currency Credit Extensions hereunder also be permitted to be made or Issued, as the case may be, to applicable Alternate Currency Borrowers or Alternate Currency Account Parties, as the case may be, in any other lawful currency constituting a eurocurrency (other than Dollars), in addition to the eurocurrencies specified in the definition of "Alternate Currency" herein, that is approved by the Required Lenders and the Agent, and that in the opinion of the Required Lenders and the Agent is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "AGREED ALTERNATE CURRENCY"). The Company shall deliver to the Agent any request for designation of an Agreed Alternate Currency in accordance with SECTION 10.2 and specifying the proposed Alternate Currency Borrower(s) and/or Alternate Currency Account Party(ies), each of which must be a Supermajority-Owned Subsidiary (each an "AGREED ALTERNATE CURRENCY BORROWER" and "AGREED ALTERNATE CURRENCY ACCOUNT PARTY", respectively), to be received by the Agent at least twenty Business Days in advance of the date of any Borrowing or Issuance hereunder proposed to be made in such Agreed Alternate Currency. Upon receipt of any such request the Agent will promptly notify the Lenders thereof, and each Lender shall respond to such request within three Business Days of receipt thereof; PROVIDED that any Lender that fails to so respond shall be deemed to have denied such request. Each Lender may grant or accept such request in its sole discretion. The Agent shall promptly notify the Company of the acceptance or rejection of any such request. If such request is accepted, the Agent in its sole discretion shall designate an Alternate Currency Lender and/or an Alternate Currency LC Issuer, as the case may be, for such Agreed Alternate Currency, with each such Person's consent; PROVIDED that the Agent is under no obligation to designate a Lender as an Alternate Currency Lender or Alternate Currency LC Issuer. The Agent shall submit to the Lenders for the approval of the Required Lenders the procedures for Alternate Currency Credit Extensions (to the extent that they differ from the procedures for the comparable Credit Extensions hereunder) in the applicable Alternate Currency Annex other than any Alternate Currency Annex with respect to Italian Lire entered into with Istituto Bancario San Paolo Di Torino S.p.A. as the Alternate Currency Lender with respect to Italian Lire no later than one hundred eighty (180) days after the Closing Date. Each Lender must indicate its approval or disapproval of such Alternate Currency Annex within three Business Days of its receipt of such Alternate Currency Annex; PROVIDED that any Lender that fails to respond shall be deemed to have approved such Alternate Currency Annex. Each Lender may approve or disapprove such Alternate Currency Annex in its sole discretion. If such Alternative Currency Annex is approved, then each of the Company, the applicable Alternate Currency Borrowers, the applicable Alternate Currency Account Parties, the Agent, the applicable Alternate Currency Lender and the applicable Alternate Currency LC Issuer shall execute the applicable Alternate Currency Annex, upon which the Agreed Alternate Currency shall be deemed to be an "Alternate Currency" for all purposes hereunder. In connection with the execution of a new Alternate Currency Annex, the Company shall deliver, and shall cause the Alternate Currency Borrowers and Alternate Currency Account Parties to deliver, to the Agent and the applicable Alternate Currency Lender and Alternate Currency LC Issuer, such opinions of counsel, certificates, resolutions, instruments and other documentation as any of the Agent, the applicable Alternate Currency Lender and the applicable Alternate Currency LC Issuer may reasonably request from time to time. Company may request the availability of the other type of Alternate Currency Extension, if not already available, and the addition of other Alternate Currency Borrowers and Alternate Currency Account Parties, according to the same procedures in this
SECTION 2.17(g).

     (h) Subject to SECTION 3.4, if on any Valuation Date the Agent shall have determined that the sum of (i) the Effective Amount of all outstanding Loans PLUS (ii) the Effective Amount of all outstanding Letter of Credit Obligations MINUS (iii) the lesser of (x) the Effective Amount of all Alternate Currency Loans supported by Alternate Currency Standby Letters of Credit and (y) the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit exceeds the Total Commitment Amount due to a change in applicable rates of exchange between Dollars and Alternate Currencies, then the Agent shall give notice to the Company and each Lender that a prepayment is required under this SECTION 2.17(h), and the Company agrees thereupon to make prepayments on the third Business Day after notice from the Agent of Revolving Loans (and if necessary, Cash Collateralize the outstanding Letters of Credit) such that, after giving effect to such prepayment or Cash Collateralization, the Effective Amount of all outstanding Loans and of all outstanding Letter of Credit Obligations (net of any Cash Collateralization) does not exceed the Total Commitment Amount. Any prepayment under this SECTION 2.17(h) shall be made together with accrued interest and any amounts required pursuant to
SECTION 3.4.

     (i) Subject to SECTION 3.4, if on any Valuation Date the Agent shall have determined that the Effective Amount of all Alternate Currency Credit Extensions in a particular Alternate Currency exceeds 105% of either the applicable Alternate Currency Sublimit or the Alternate Currency Standby Letter of Credit with respect to such Alternate Currency Credit Extensions due to a change in applicable rates of exchange between Dollars and such Alternate Currency, then the Agent shall give notice to the Company and the applicable Alternate Currency Lender that a prepayment is required under this
SECTION 2.17(i), and the Company agrees thereupon to make, or cause one or more other

Alternate Currency Borrowers to make, prepayments on the third Business Day after notice from the Agent of applicable Alternate Currency Loans selected at the Company's discretion (and if necessary, Cash Collateralize the outstanding applicable Alternate Currency Letters of Credit) such that, after giving effect to such prepayment or Cash Collateralization, the Effective Amount of all Alternate Currency Credit Extensions in such Alternate Currency (net of any Cash Collateralization) does not exceed either the applicable Alternate Currency Sublimit or such Alternate Currency Standby Letter of Credit, as the case may be. Any prepayment under this SECTION 2.17(i) shall be made together with accrued interest and any amounts required pursuant to
SECTION 3.4.

     (j) The Company may terminate the ability of it or any other Alternate Currency Borrower or Alternate Currency Account Party to request Alternate Currency Loans or Alternate Currency Letters of Credit in a particular Alternate Currency upon not less than five Business Days' prior notice to the Agent and the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be; PROVIDED that no Alternate Currency Loans or Alternate Currency Letter of Credit Obligations in such Alternate Currency, as the case may be, with respect to such Alternate Currency Borrower or Alternate Currency Account Party, as the case may be, are outstanding on the effective date thereof after giving effect to any payments of such Alternate Currency Loans or with respect to such Alternate Currency Letter of Credit Obligations. The Company may request at a later date that Alternate Currency Credit Extensions in such Alternate Currency be made or Issued to such terminated Alternate Currency Borrower or Alternate Currency Issuer, as the case may be, pursuant to the provisions of SECTION 2.17(g).

     2.18 GUARANTY AND PLEDGE AGREEMENTS. (a) The prompt payment and performance of all obligations of the Credit Parties under this Agreement, each of the Notes and all other Credit Documents shall be unconditionally guaranteed by each Guarantor from time to time pursuant to the Guaranty.

     (b) 65% of the outstanding capital stock of each Foreign 956 Subsidiary from time to time shall be pledged to secure all obligations of the Credit Parties under this Agreement, each of the Notes and all other Credit Documents by each applicable Pledgor pursuant to its Pledge Agreement.

     (c) In connection with the Guaranty and Pledge Agreements described in CLAUSES (a) and (b) above, the Company shall deliver and cause each Guarantor and Pledgor to deliver to the Agent such opinions of counsel, certificates, resolutions, instruments and other documentation as the Agent may reasonably request from time to time.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.1 TAXES. (a) Any and all payments by any Credit Party to any Lending Party or the Agent under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise provided in SECTION 3.1(e) or (f). In addition, each Credit Party shall pay all applicable Other Taxes except as otherwise provided in SECTION 3.1(e) or (f).

     (b) If any Credit Party shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lending Party or the Agent, then:

            (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lending Party or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

           (ii) such Credit Party shall make such deductions and withholdings;

          (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

           (iv) such Credit Party shall also pay to each Lending Party or the Agent for the account of such Lending Party, at the time interest is paid, Further Taxes in the amount that the respective Lending Party specifies as necessary to preserve the after-tax yield such Lending Party would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

     (c) Each Credit Party agrees to indemnify and hold harmless each Lending Party and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Lending Party or the Agent specifies as necessary to preserve the after-tax yield such Lending Party or the Agent would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the applicable Lending Party or the Agent makes written demand therefor.

     (d) Within 30 days after the date of any payment by any Credit Party of Taxes, Other Taxes or Further Taxes, such Credit Party shall furnish to each Lending Party or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lending Party or the Agent.

     (e) If any Credit Party is required to pay any amount to any Lending Party or the Agent pursuant to SECTION 3.1(b) or (c), then such Lending Party shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Credit Party which may thereafter accrue, if such change in the sole judgment of such Lending Party is not otherwise disadvantageous to such Lending Party.

     (f) Nothing contained in this SECTION 3.1 shall override any term or provision of any Specified Swap Contract regarding withholding taxes relating to Swap Contracts.

     (g) Each Lender that is incorporated under the laws of any jurisdiction other than the United States of America or any state or other political subdivision thereof represents and warrants to the Company and to the Agent that, in the case of such Lender, on the date hereof, and, in the case of each other Lender, on the date of its execution and delivery of the Assignment and Acceptance that first makes it a party hereto, its Lending Offices are entitled to receive payments in respect of the Obligations owed to it including principal, interest, facility fees and letter of credit fees without deduction or withholding for or on account of United States taxes.

     3.2 ILLEGALITY. (a) If any Lending Party determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lending Party or its applicable Lending Office to make Offshore Rate Loans or Alternate Currency Loans, as the case may be, then, on notice thereof by such Lending Party to the Company through the Agent, any obligation of that Lending Party to make Offshore Rate Loans or Alternate Currency Loans, as the case may be, shall be suspended until such Lending Party notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

     (b) If a Lending Party determines that it is unlawful to maintain any Offshore Rate Loan or Alternate Currency Loan, as the case may be, the applicable Credit Party shall, upon receipt by the Company of notice of such fact and demand from such Lending Party (with a copy to the Agent), prepay in full such Offshore Rate Loans or Alternate Currency Loans, as the case may be, of such Lending Party then outstanding, together with interest accrued thereon and amounts required under SECTION 3.4, either on the last day of the Interest Period thereof in the case of Offshore Rate Loans, if such Lending Party may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, in the case of Alternate Currency Loans or if such Lending Party may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

     (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to such Lender through the Agent that all Loans which would otherwise be made by such Lender as Offshore Rate Loans shall be instead Base Rate Loans.

     (d) Before giving any notice to the Agent under this SECTION 3.2, the affected Lending Party shall designate a different Lending Office with respect to its Offshore Rate Loans or Alternate Currency Loans, as the case may be, if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lending Party, be illegal or otherwise disadvantageous to such Lending Party.

     3.3 INCREASED COSTS AND REDUCTION OF RETURN. (a) If any Lending Party determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by such Lending Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lending Party of agreeing to make or making, funding or maintaining any Offshore Rate Loans or Alternate Currency Loans, participating in Letters of Credit, agreeing to Issue, Issuing or maintaining any Letter of Credit or funding any drawing under any Letter of Credit or any participation therein, as the case may be, then the applicable Credit Party shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lending Party additional amounts as are sufficient to compensate such Lending Party for such increased costs.

     (b) If any Lending Party shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lending Party (or its Lending Office) or any Person controlling such Lending Party with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lending Party or any Person controlling such Lending Party and (taking into consideration such Lending Party's or such Person's policies with respect to capital adequacy and such Lending Party's of such Person's desired return on capital) determines that the amount of such capital is increased as a consequence of its Revolving Commitment, Credit Extensions or other obligations under this Agreement, then, upon demand of such Lending Party to the Company through the Agent, the applicable Credit Party shall pay to such Lending Party, from time to time as specified by such Lending Party, additional amounts sufficient to compensate such Lending Party or such Person for such increase.

     3.4 FUNDING LOSSES. Each Credit Party shall promptly reimburse each Lending Party and hold each Lending Party harmless from any loss or expense which such Lending Party may sustain or incur as a consequence of:

          (a) the failure of such Credit Party to make on a timely basis any payment of principal of any Offshore Rate Loan or Alternate Currency Loan, as the case may be;

          (b) the failure of such Credit Party to borrow, continue or convert a Loan after such Credit Party has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) in the case of the Company, the failure of the Company to make any prepayment in accordance with any notice delivered under SECTION 2.6;

          (d) the prepayment (including pursuant to SECTION 2.7) or other payment (including after acceleration thereof) of an Offshore Rate Loan or Alternate Currency Loan on a day that is not the last day of the relevant Interest Period; or

          (e) in the case of the Company, the automatic conversion under
     SECTION 2.4 of any Offshore Rate Loan to a

     Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or Alternate Currency Loans, as the case may be, or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by such Credit Party to the Lending Parties under this SECTION 3.4 and under SECTION 3.3(a), (i) each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded, and (ii) amounts payable with respect to Alternate Currency Loans shall be as set forth in the applicable Alternate Currency Annex.

     3.5 INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Spot Rate with respect to an Alternate Currency or the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to SECTION 2.9(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to any Lending Party of funding such Loan, the Agent will promptly so notify the Company and each Lending Party. Thereafter, the obligation of such Lending Party to make or maintain Offshore Rate Loans or Alternate Currency Loans in such Alternate Currency, as the case may be, hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, any Credit Party may revoke any applicable Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If any such Credit Party does not revoke any such Notice, such Lending Party shall make, convert or continue the Offshore Rate Loans or make Alternate Currency Loans, as proposed by such Credit Party, in the amount specified in the applicable notice submitted by such Credit Party, but such Offshore Rate Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans, as the case may be, and such Alternate

Currency Loans shall be made as Base Rate Loans in the Dollar Equivalent thereof instead of Alternate Currency Loans.

     3.6 RESERVES ON OFFSHORE RATE LOANS AND ALTERNATE CURRENCY LOANS. Each Credit Party shall pay to each Lending Party, as long as such Lending Party shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), and, in respect of Alternate Currency Loans, under any applicable regulations of the relevant Governmental Authority of the jurisdiction in which the applicable Alternate Currency circulates, additional costs on the unpaid principal amount of each Offshore Rate Loan or Alternate Currency Loan, as the case may be, equal to the actual costs of such reserves allocated to such Loan by such Lending Party (as reasonably determined by such Lending Party in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from such Lending Party. If a Lending Party fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

     3.7 EXCHANGE CONTROLS. (a) If any Alternate Currency Lender determines that the imposition of exchange controls by any Governmental Authority will limit or terminate its ability to make Alternate Currency Loans, the obligations of such Alternate Currency Lender to provide such Alternate Currency Loans shall terminate.

     (b) If the imposition of exchange controls by any Governmental Authority shall impair the ability of any Alternate Currency Lender to receive payments in the applicable Alternate Currency, all such payments shall be made in Dollars to an office specified by such Alternate Currency Lender to the extent possible or otherwise as directed by such Alternate Currency Lender.

     3.8 CERTIFICATES OF LENDING PARTY. Any Lending Party claiming reimbursement or compensation under this ARTICLE III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to such Lending Party hereunder and such certificate shall be conclusive and binding on the Credit Parties in the absence of manifest error.

     3.9 SUBSTITUTION OF LENDERS. Upon the receipt by the Company of (x) a claim for compensation under SECTION 3.2 or 3.3 from any Lender or (y) a demand from the Agent under SECTION 2.13(a) regarding any Lender (in either case such Lender being an "AFFECTED LENDER"), the Company may, with the Agent's assistance: (i) obtain a replacement bank or financial institution satisfactory to the Company and to the Agent (a "REPLACEMENT LENDER") to acquire and assume all or a ratable part of all of such Affected Lender's Revolving Commitments, Credit Extensions and other rights and obligations under this Agreement (collectively such Lender's "ASSIGNABLE CREDIT EXPOSURE"), and if such Affected Lender or any Affiliate thereof is a Swap Provider, all Specified Swap Contracts of such Affected Lender and Affiliate; or (ii) request one or more of the other Lenders (which shall be under no obligation) to acquire and assume all or part of such Affected Lender's Assignable Credit Exposure. Any such designation of a Replacement Lender under CLAUSE (i) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld). Before the acquisition and assumption by a Replacement Lender or existing Lender of an Affected Lender's Assignable Credit Exposure can be effective, the Credit Parties must pay to the Affected Lender any costs and expenses due to it under SECTION 3.4.

     3.10 SURVIVAL. The agreements and obligations of the Credit Parties in this ARTICLE III shall survive the payment of all other Obligations.

                                    ARTICLE IV

                       CONDITIONS PRECEDENT AND SUBSEQUENT

     4.1 CONDITIONS OF INITIAL LOANS. The obligation of each Lending Party to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance reasonably satisfactory to the Agent and each Lender, and in the case of the items described in CLAUSES (a) (with respect to this Agreement only), (e) and (g), with the Company providing sufficient copies for each Lender (and the Agent providing to each Lender copies of the other items described in this SECTION 4.1 received by the Agent):

          (a) CREDIT AGREEMENT AND NOTES. This Agreement and the Notes executed by each party thereto;

          (b) RESOLUTIONS; INCUMBENCY. (i) Copies of the resolutions of the board of directors of the Company and the Parent and each Subsidiary that may become party to a Credit Document authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

              (ii) A certificate of the Secretary or Assistant Secretary of the Company, and the Parent and each Subsidiary that may become party to a Credit Document certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Agreement, and all other Credit Documents to be delivered by it hereunder;

          (c) ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents:

              (i) the articles or certificate of incorporation and the bylaws of the Company and the Parent and each Subsidiary party to any Credit Document as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date; and

              (ii) a good standing and tax good standing certificate for the Company and the Parent and each Subsidiary party to any Credit Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where such Person is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

          (d) APC ACQUISITION. (i) Copies of each of the APC Acquisition Documents fully executed by the parties thereto and of all material instruments, agreements and other documents required to be delivered or furnished thereunder or in connection therewith (including, in the case of opinions of counsel, if any, reliance letters expressly permitting the Agent and the Lenders to rely thereon as if such opinions had been addressed thereto) and, except as expressly permitted by the Agent and the Required Lenders, none of the material terms of the APC Acquisition (including any condition precedent to the Company's performance thereof or obligation to consummate the APC Acquisition) shall have been amended, waived or otherwise modified in any material respect; and

              (ii) Evidence that, after giving effect to the Loans and other Credit Extensions to be made hereunder on the Closing Date and the application thereof by the Company, the APC Acquisition has been or will be duly consummated in accordance with the APC Acquisition Documents for a purchase price of $625,000,000 plus any post-closing adjustments, which adjustments on the Closing Date, the Company in good faith does not believe to be more than $105,000,000 without amendment, waiver or other modification thereof unless the Agent and the Required Lenders shall have expressly consented thereto in writing;

          (e) LEGAL OPINIONS. (i) An opinion of Varnum, Riddering, Schmidt & Howlett LLP, special Michigan counsel to the Company, and addressed to the Agent and the Lenders, substantially in the form of EXHIBIT D-1; and

              (ii) An opinion of Kirkland & Ellis, special New York counsel to the Company, and addressed to the Agent and the Lenders, substantially in the form of EXHIBIT D-2;

          (f) PAYMENT OF FEES. Evidence of payment by the Company of all accrued and unpaid reasonable fees, costs and expenses to the extent then due and payable on the Closing

     Date, together with Attorney Costs of the Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Agent); including any such costs, fees and expenses arising under or referenced in SECTIONS 2.10 and 10.4;

          (g) GUARANTIES.  The Guaranty executed by each Guarantor;

          (h) PLEDGES. A separate Pledge Agreement executed by each Pledgor and certificates evidencing 65% of the outstanding capital stock of each Foreign 956 Subsidiary accompanied by all necessary instruments of transfer or assignment, duly executed in blank;

          (i) CERTIFICATE. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in ARTICLE V are true and correct in all material respects on and as of such date, as though made on and as of such date;

              (ii) no Default or Event of Default exists or would result from the initial Credit Extension; and

              (iii) there has occurred since December 31, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

          (j) LIEN SEARCHES. Lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that none of the property of the Company and its Subsidiaries is subject to Liens in favor of any Persons (other than Permitted Liens);

          (k) TERMINATION OF EXISTING CREDIT FACILITY. Evidence that the Existing Credit Agreement shall have been terminated;

          (l) PUBLIC OFFERING. Evidence that the Parent shall have received at least $250,000,000 in gross proceeds from the sale of its common stock registered with the SEC pursuant to its Registration Statement on Form S-3, File No. 333-21943.

          (m) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or any Lender may reasonably request.

     4.2 CONDITIONS TO ALL CREDIT EXTENSIONS AND CONTINUATIONS/CONVERSIONS. The obligation of each Lending Party to make any Credit Extension (including its initial Loan) or to continue or convert any Loan under SECTION 2.4 is subject to the satisfaction of the following conditions precedent on the relevant date of such Credit Extension or Conversion/Continuation Date:

          (a) NOTICE OF BORROWING, LETTER OF CREDIT RELATED DOCUMENT OR CONVERSION/CONTINUATION. The Agent shall have received a Notice of Borrowing, Letter of Credit Related Document or a Notice of
     Conversion/Continuation, as applicable;

          (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE V shall be true and correct in all material respects on and as of such Borrowing Date, Issuance Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date, Issuance Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); and

          (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Credit Extension or continuation or conversion.

     Each Notice of Borrowing, Letter of Credit Related Document and Notice of Conversion/Continuation submitted by any Credit Party hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, Issuance Date or Conversion/Continuation Date, as applicable, that the conditions in this
SECTION 4.2 are satisfied.

                                      ARTICLE V

                            REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Agent and each Lending Party that:

     5.1 CORPORATE EXISTENCE AND POWER.  The Parent, the Company and each of its
Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Credit Documents to which it is a party;

          (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where failure to be so qualified or licensed would reasonably be expected to have a Material Adverse Effect; and

          (d) is in compliance with all Requirements of Law; except, in each case referred to in CLAUSE (c) or CLAUSE (d) of this SECTION 5.1, to the extent that the failure to be so could not reasonably be expected to have a Material Adverse Effect.

     5.2 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company and the Parent and its Subsidiaries of this Agreement and each other Credit Document to which such Person is a party have been duly authorized by all necessary corporate action, and do not:

          (a) contravene the terms of any of such Person's Organization
     Documents;

          (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party which conflict or breach would reasonably be likely to have a Material Adverse Effect, or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (c) violate any Requirement of Law.

     5.3 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Parent, the Company or any of its Subsidiaries of this Agreement or any other Credit Document except (a) to the extent obtained or made prior to the Closing Date or
(b) which would not reasonably be expected to have a Material Adverse Effect.

     5.4 BINDING EFFECT. This Agreement and each other Credit Document to which the Company or the Parent or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Company, the Parent or any such Subsidiary to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.5 LITIGATION. Except as specifically disclosed in SCHEDULE 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, the Parent or any of its Subsidiaries or any of their respective properties which:

          (a) purport to affect or pertain to this Agreement or any other
     Credit Document, or any of the transactions contemplated hereby or thereby; or

          (b) if determined adversely to the Company, the Parent or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Credit Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.6 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by any Credit Party. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

     5.7 ERISA COMPLIANCE.  Except as specifically disclosed in SCHEDULE 5.7:

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under section 401(a) of the Code has received a favorable determination letter from the IRS (or a request has been or will be filed with the IRS within the applicable remedial amendment period) and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate have made all required contributions to any Plan subject to section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability which has resulted or would reasonably be expected to result in a Material Adverse Effect; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under section 4007 of ERISA) which has resulted or would reasonably be expected to result in a Material Adverse Effect; (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under section 4219 of ERISA, would result in such liability) under section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to section 4069 or 4212(c) of ERISA.

     5.8 USE OF PROCEEDS; MARGIN REGULATIONS. The Letters of Credit and proceeds of the Loans are to be used solely for the purposes set forth in and permitted by SECTIONS 6.12 and 7.7. Neither the making of the Loans hereunder or use of the proceeds thereof nor the Issuance of any Letter of Credit will violate Regulations G, T, U or X of the FRB and no Letter of Credit or part of the proceeds of any Loan will be used to purchase or carry or to extend credit for the purpose of purchasing or carrying Margin Stock.

     5.9 TITLE TO PROPERTIES. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     5.10 TAXES. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

     5.11 FINANCIAL CONDITION. (a) The audited consolidated financial statements of the Parent and its Subsidiaries (other than Tower Automotive Products Company, Inc.) dated December 31, 1996, and the related consolidated statements of income and operations, shareholders' equity and cash flows for the fiscal year ended on that date:

           (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

          (ii) fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

          (iii) except as disclosed in SCHEDULE 5.11, show all material indebtedness and other liabilities, direct or contingent, of the Parent and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

     (b)  Since December 31, 1996, there has been no Material Adverse Effect.

     5.12 ENVIRONMENTAL MATTERS. (a) Except as disclosed in SCHEDULE 5.12, the on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except for such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to have a Material Adverse Effect.

     (b) Except as disclosed in SCHEDULE 5.12, the Company and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law and necessary for their respective ordinary course operations ("ENVIRONMENTAL PERMITS"), all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits, except where the failure to obtain, maintain in good standing or comply with such Environmental Permits would not reasonably be expected to have a Material Adverse Effect.

     (c) Except as disclosed in SCHEDULE 5.12, none of the Company, any of its Subsidiaries or any of their respective present property or operations is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material, except for any such order, agreement or proceeding which would not reasonably be expected to have a Material Adverse Effect.

     (d)  Except as disclosed in SCHEDULE 5.12, there are no Hazardous
Materials or other conditions or circumstances existing with respect to any real property of the Company or any Subsidiary, or arising from operations prior to the Closing Date of the Company or any of its Subsidiaries that would reasonably be expected to give rise to Environmental Claims for any such condition, circumstance or property where such Environmental Claim would, if adversely determined, reasonably be expected to have a Material Adverse Effect. Except as disclosed in SCHEDULE 5.12, or except as would not reasonably be expected to have a

Material Adverse Effect, (i) neither the Company nor any Subsidiary owns or operates any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and its Subsidiaries have complied with all notification requirements under Title III of CERCLA and all other Environmental Laws.

     5.13 REGULATED ENTITIES. None of the Company, any Person controlling the Company, or any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.14 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without, to the best knowledge of the Company, conflict with the rights of any other Person. Except as specifically disclosed in SCHEDULE 5.5, to the best knowledge of the Company:
(i) no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person; and (ii) no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     5.15 SUBSIDIARIES. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of SCHEDULE 5.15 and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of SCHEDULE 5.15.

     5.16 INSURANCE. Except as specifically disclosed in SCHEDULE 5.16, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

     5.17 SOLVENCY. The Company, the Parent and each of its Subsidiaries are Solvent.

     5.18 FULL DISCLOSURE. None of the representations or warranties made by the Company or any Subsidiary in the Credit Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Credit Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                                      ARTICLE VI

                                AFFIRMATIVE COVENANTS

     So long as any Lender shall have a Revolving Commitment hereunder, or any Credit Extension or other Obligation (other than Obligations with respect to indemnification hereunder not due and payable) shall remain outstanding, unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

     6.1 FINANCIAL STATEMENTS. The Company shall deliver to the Agent (which shall furnish to each Lender in a timely manner):

          (a) as soon as available, but not later than one hundred twenty days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1997), a copy of the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income and operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm ("INDEPENDENT AUDITOR") which report shall state that such consolidated financial statements present fairly in all material respects the financial position and the results of operations of the Parent and its Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Parent's or any of its Subsidiaries' records; and

          (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended June 30, 1997), a copy of the unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day of such year and ending on the last day of such quarter, and certified by a Responsible Officer of the Parent as fairly presenting, in all material respects and in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments and the absence of required footnotes), the financial position and the results of operations of the Parent and its Subsidiaries;

     6.2 CERTIFICATES; OTHER INFORMATION. The Company shall furnish to the Agent, with sufficient copies for each Lender:

          (a) concurrently with the delivery of the financial statements referred to in SECTION 6.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to financial matters, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in SECTIONS 6.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

          (c) promptly, copies of all financial statements and reports that the Parent sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10-K, 10-Q and 8-K) that the Parent or any of its Subsidiaries may make to, or file with, the SEC; and

          (d) promptly, such additional information regarding the business, financial or corporate affairs of the Company or the Parent or any of its Subsidiaries as the Agent, at the request of any Lender, may from time to time reasonably request.

     6.3 NOTICES.  The Company shall promptly notify the Agent:

          (a) of the occurrence of any Default or Event of Default; (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any of its Subsidiaries which would reasonably be expected to result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority which would reasonably be expected to result in a Material Adverse Effect;

          (b) of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary (i) in which damages are claimed or injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (ii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Credit Document;

          (c) upon, but in no event later than 10 days after, becoming aware of
     (i) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing against the Company or any Subsidiary or any of their respective properties pursuant to any applicable Environmental Laws where such action would reasonably be expected to have a Material Adverse Effect, (ii) all other Environmental Claims that would reasonably be expected to have a Material Adverse Effect, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Subsidiary that could reasonably be anticipated to cause such property of the Company or any Subsidiary or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

          (d) of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

          (e) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

              (i)   an ERISA Event;

              (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

              (iii) the adoption of, or the commencement of contributions to, any Plan subject to section 412 of the Code by the Company or any ERISA Affiliate; or

              (iv)  the adoption of any amendment to a Plan subject to
     section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

          (f) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries;

          (g) of the entry by the Company or one of its Subsidiaries into any Specified Swap Contract, together with the details thereof;

          (h) of the occurrence of any default, event of default, termination event or other event under any Specified Swap Contract that after the giving of notice, passage of time or both, would permit either counterparty to such Specified Swap Contract to terminate early any or all trades relating to such contract; and

          (i) upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such amounts were determined, relating to any then-outstanding Swap Contracts to which the Company or any of its Subsidiaries is party.

     Each notice under this SECTION 6.3 shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under SECTION 6.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Credit Document that have been breached or violated.

     6.4 PRESERVATION OF CORPORATE EXISTENCE, ETC. The Company shall, and shall cause each Subsidiary to:

          (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of incorporation, organization or formation;

          (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by SECTION 7.3 and sales of assets permitted by
     SECTION 7.2; and

          (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

     6.5 MAINTENANCE OF PROPERTY. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear and damage by casualty excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.6 INSURANCE. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance, which amount shall not be reduced by the Company in the absence of thirty days' prior notice to the Agent. Upon request of the Agent or any Lender, the Company shall furnish the Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section (and which, in the case of a certificate of a broker, was placed through such broker).

     6.7 PAYMENT OF OBLIGATIONS. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) all (x) federal and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, and
     (y) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

          (b) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     6.8 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except (a) such as may be contested in good faith or as to which a bona fide dispute may exist or (b) where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

     6.9 COMPLIANCE WITH ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to section 412 of the Code.

     6.10 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; PROVIDED when an Event of Default exists the Agent or any Lender may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

     6.11 ENVIRONMENTAL LAWS. (a) The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws except for such noncompliance that would not (if enforced in accordance with applicable law) reasonably be expected to have a Material Adverse Effect.

     (b) Upon the written request of the Agent or any Lender, the Company shall submit, and cause each of its Subsidiaries to submit, to the Agent with sufficient copies for each Lender, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to SECTION 6.3(c), that would reasonably be expected to have a Material Adverse Effect.

     6.12 USE OF PROCEEDS. The Company shall use the proceeds of the Loans to refinance existing Indebtedness, for working capital, Capital Expenditures, and other general corporate purposes, including the APC Acquisition, not in contravention of any Requirement of Law or of any Credit Document.

     6.13 FURTHER ASSURANCES. (a) The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders do not contain any untrue statement of a material fact and do not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Credit Document or in the execution, acknowledgement or recordation thereof.

     (b) Promptly upon request by the Agent or the Required Lenders, the Company shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order
(i) to carry out more effectively the purposes of this Agreement or any other Credit Document, and (ii) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Credit Document or under any other document executed in connection therewith.

                                     ARTICLE VII

                                  NEGATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than Obligations with respect to indemnification hereunder not due and payable) shall remain outstanding, unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

     7.1 LIMITATION ON LIENS; NEGATIVE PLEDGE. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following (collectively, the "PERMITTED LIENS"):

          (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in SCHEDULE 7.1 securing Indebtedness outstanding on such date;

          (b) any Lien created under any Credit Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by SECTION 6.7, PROVIDED that no notice of lien has been filed or recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of the Company or any of its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, licenses and statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, PROVIDED all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, PROVIDED that the enforcement of such Liens is effectively stayed and all such Liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $10,000,000 (or its equivalent in other currencies);

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the current use of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

          (i) Liens on assets of Persons which become Subsidiaries after the date of this Agreement, PROVIDED that such Liens existed at the time the respective Persons became Subsidiaries and were not created in anticipation thereof;

          (j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property, PROVIDED that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and
     (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under SECTION 7.5(d), $50,000,000 (or its equivalent in other currencies);

          (k) Liens securing obligations in respect of capital leases on assets subject to such leases, PROVIDED that such capital leases are otherwise permitted hereunder;

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, PROVIDED that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

          (m) Liens arising in connection with any Permitted Receivables Purchase Facility;

          (n) Liens securing Indebtedness permitted by SECTION 7.5(g);

          (o) Liens of any landlord with respect to leased real property of the Company or any of its Subsidiaries arising in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the books of the Company or such Subsidiary, as the case may be; and

          (p) Liens of the Company not included in CLAUSES (a) through (o) above, PROVIDED that the aggregate principal amount of the Indebtedness secured by Liens permitted under this CLAUSE (p) shall not at any time exceed $25,000,000 (or its equivalent in other currencies).

     7.2 DISPOSITION OF ASSETS. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of inventory, or used, obsolete, uneconomic, worn-out or surplus equipment or intellectual property, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) dispositions of Permitted Receivables pursuant to Permitted Receivables Purchase Facilities;

          (d) sales, transfers and leases between the Company and any of its Subsidiaries or between any of its Subsidiaries and another of its Subsidiaries for book value;

          (e) licenses or leases of property in the ordinary course of business;

          (f) Investments permitted pursuant to SECTION 7.4;

          (g) discounts of accounts receivable by the Company or any of its Subsidiaries in the ordinary course of collection;

          (h) the transactions set forth on SCHEDULE 7.2; and

          (i) dispositions not otherwise permitted hereunder which are made for fair market value; PROVIDED that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and
     (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries, together, in any fiscal year shall not exceed 10% of the Consolidated Tangible Assets for such fiscal year measured as of the date of the last such sale at any time in such fiscal year based on the last financial statements delivered by the Company pursuant to SECTION 6.1.

     7.3 CONSOLIDATIONS AND MERGERS. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Subsidiary may merge with the Company, PROVIDED that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, and PROVIDED, FURTHER, that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

          (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise), to the Company or another Wholly-Owned Subsidiary;

          (c) the Company and its Subsidiaries may make Permitted Acquisitions; and

          (d) transactions permitted under SECTION 7.2.

     7.4 LOANS AND INVESTMENTS. The Company shall not, or suffer or permit any Subsidiary to, make, or make any commitment to make, any Investment in any Person, including any Affiliate of the Company, except for:

          (a) Temporary Cash Investments held by the Company or any Subsidiary;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) extensions of credit, capital contributions and loan forgiveness by the Company to any of its Wholly-Owned Subsidiaries (or, in the case of capital contributions, to Persons such that after giving effect to such capital contributions, such Persons are Wholly-Owned Subsidiaries) or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries (or, in the case of capital contributions, to Persons such that after giving effect to such capital contributions, such Persons are Wholly-Owned Subsidiaries), PROVIDED that the aggregate amount of such extensions of credit, capital contributions and loans forgiven by the Company and Domestic Subsidiaries to Foreign Subsidiaries shall not exceed $75,000,000 (or its equivalent in other currencies);

          (d) Investments incurred in order to consummate Permitted
     Acquisitions;

          (e) Investments in Permitted Joint Ventures;

          (f) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

          (g) repurchases of capital stock of the Parent owned by employees or directors of the Company or of any of its Subsidiaries at book or fair market value;

          (h) Capital Expenditures;

          (i) Foreign Cash Investments held by any Foreign Subsidiary;

          (j) securities of customers or suppliers acquired by the Company or any of its Subsidiaries pursuant to the bankruptcy or reorganization of such customers or suppliers;

          (k) loans to employees, officers or directors of the Company or of any of its Subsidiaries for the purpose of purchasing capital stock of the Parent;

          (l) deposits to secure the performance of leases or to obtain goods and services;

          (m) any Investments made as of the Closing Date and set forth on
     SCHEDULE 7.4; and

          (n) in addition to the Investments permitted by CLAUSES (a) through
     (m), Investments not to exceed 10% of Net Worth (or its equivalent in other currencies) in the aggregate at any time.

     7.5 LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred by the Company pursuant to this Agreement;

          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to SECTION 7.8;

          (c) Indebtedness existing on the Closing Date and set forth in
     SCHEDULE 7.5;

          (d) Indebtedness incurred in connection with leases permitted pursuant to SECTION 7.10;

          (e) Assumed Indebtedness incurred in Permitted Acquisitions;

          (f) Permitted Additional Indebtedness;

          (g) Indebtedness incurred by a Subsidiary as follows:

              (i)    the Existing IRBs;

              (ii) Indebtedness (including Alternate Currency Loans in Italian Lire) incurred by the Italian Subsidiary and, upon its becoming a Subsidiary, the Italian Target in connection with the Italian Acquisition, not to exceed in the aggregate $70,000,000 (or its equivalent in other currencies); or

              (iii) in addition to the Indebtedness permitted pursuant to CLAUSES (i) and (ii), Indebtedness incurred by all Subsidiaries together not to exceed 10% of Net Worth (or its equivalent in other currencies) at any time, PROVIDED that such Indebtedness, after giving effect to the creation, assumption or incurrence of which, would not constitute a Default or Event of Default, and PROVIDED, FURTHER, that the aggregate outstanding Indebtedness incurred by the Domestic Subsidiaries together at any time shall not exceed 5% of Net Worth at any time.

          (h) notes, securities and instruments issued by the Company or one of its Subsidiaries in connection with a Permitted Acquisition;

          (i) Investments (to the extent that such Investments constitute Indebtedness) permitted by SECTION 7.4(c); and

          (j) Refinancing Indebtedness that refinances Indebtedness described in clauses (c) through (i) above.

     7.6 TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary; PROVIDED that (a) the Company may pay reasonable management and consulting fees and out-of-pocket expenses relating thereto to Hidden Creek Industries, and (b) the Company and its Subsidiaries may enter into transactions relating to any Permitted Receivables Purchase Facility.

     7.7 USE OF PROCEEDS. (a) The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or (v) to enter into or consummate any Acquisition (other than Permitted Acquisitions).

     (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "INELIGIBLE SECURITIES" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.
Section 24, Seventh).

     7.8 CONTINGENT OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b) Permitted Swap Obligations;

          (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in SCHEDULE 7.8;

          (d) Letters of Credit;

          (e) Contingent Obligations with respect to Surety Instruments (other than Letters of Credit) incurred in the ordinary course of business and not exceeding at any time $50,000,000 (or its equivalent in other currencies) in the aggregate in respect of the Company and its Subsidiaries;

          (f) ordinary course indemnity provisions in any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which the Company or any of its Subsidiaries is a party; and

          (g) Guaranty Obligations (i) of the Company with respect to the obligations of any of its Subsidiaries, (ii) of any of its Subsidiaries with respect to the obligations of another of its Subsidiaries or (iii) of Domestic Subsidiaries or Foreign Subsidiaries that are Material Subsidiaries but not Foreign 956 Subsidiaries with respect to the obligations of the Company.

     7.9 JOINT VENTURES. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any Joint Venture, other than Permitted Joint Ventures in the ordinary course of business.

     7.10 LEASE OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

          (a) leases of the Company and of Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

          (b) operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business;

          (c) leases entered into by the Company or any Subsidiary after the Closing Date pursuant to sale-leaseback transactions otherwise permitted under SECTION 7.2;

          (d) capital leases other than those permitted under CLAUSES (a) and
     (c) of this SECTION 7.10, entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business; and

          (e) leases assumed by the Company or one of its Subsidiaries in connection with a Permitted Acquisition.

     7.11 RESTRICTED PAYMENTS. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire or retire for value any Subordinated Indebtedness or any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that (i) any Wholly-Owned Subsidiary may declare and make dividend payments or other distributions to the Company or to another Wholly-Owned Subsidiary; and (ii) the Company and any Wholly-Owned Subsidiary may:

          (a) declare and make dividend payments or other distributions payable solely in its common stock;

          (b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

          (c) (i) purchase shares of the capital stock of the Parent, and (ii) declare or pay cash dividends to the Parent in an aggregate amount equal to 50% of net income of the Company and its Subsidiaries arising after December 31, 1996 and computed on a cumulative consolidated basis, PROVIDED that immediately after giving effect to any such proposed action, no Default or Event of Default would exist;

          (d) purchase, redeem or otherwise acquire or retire for value any Subordinated Indebtedness, PROVIDED that immediately after giving effect to such proposed action, no Default or Event of Default would exist; and

          (e) declare and pay dividends to the Parent to be used to pay taxes and other expenses of the Parent, the Company and its Subsidiaries on a consolidated basis.

     7.12 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess 10% of Tangible Net Worth; or (b) engage in a transaction that could be subject to section 4069 or 4212(c) of ERISA.

     7.13 CHANGE IN BUSINESS. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof and businesses related thereto.

     7.14 ACCOUNTING CHANGES. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

     7.15 FINANCIAL CONDITION.  The Company shall not permit:

          (a) the Interest Coverage Ratio on the last day of any fiscal quarter for the Reference Period then ended to be less than the applicable ratio set forth against the applicable period below:

                 Period
                 ------
          From                     To                  Minimum ratio
          ----                     --                  -------------
     Closing Date             December 30, 1999        2.50 to 1.00
     December 31, 1999        December 30, 2000        2.75 to 1.00
     December 31, 2000        thereafter               3.00 to 1.00

; provided that the Interest Coverage Ratio shall not be calculated for the Reference Period ending on the first fiscal quarter ending after the Closing Date.

          (b) the Debt/Capital Ratio as of the last day of the Reference Period then ended to be more than the applicable percentage set forth against the applicable period below:


                  Period
                  ------
          From                To                       Maximum amount
          ----                --                       --------------
     Closing Date             December 30, 1998             65%
     December 31, 1998        December 30, 1999             60%
     December 31, 1999        December 30, 2000             55%
     December 31, 2000        thereafter                    50%

          (c) the Leverage Ratio on the last day of any fiscal quarter for the Reference Period then ended to be more than the applicable ratio set forth against the applicable period below:


                  Period
                  ------
          From                      To                 Maximum ratio
          ----                      --                 -------------
     Closing Date             December 30, 1999        3.50 to 1.00
     December 31, 1999        December 30, 2000        3.25 to 1.00
     December 31, 2000        thereafter               3.00 to 1.00

     7.16 LIMITATIONS ON NEGATIVE PLEDGES. From and after the Closing Date, the Company will not, nor will it permit any of its Subsidiaries to, enter into any agreement containing any provision that would be violated or breached by any of the following: (i) a pledge of the outstanding stock of any of the Domestic Subsidiaries to secure the Obligations, (ii) a guaranty by any of such Domestic Subsidiaries of the Obligations, or (iii) the granting of a security interest in or Lien on any of the real or personal property of the Company or any of its Domestic Subsidiaries to secure the Obligations, except in any case to the extent that any provision in Assumed Indebtedness incurred in Permitted Acquisitions after the Closing Date prohibits or limits the ability of (x) a Subsidiary so acquired make such a guaranty or to grant any such security interest or mortgage, (y) of any stockholder of a Subsidiary so acquired to make such a pledge of stock, or (z) a Subsidiary to grant any such security interest or Lien with respect to assets so acquired; provided that such prohibitions or limitations were not created or entered into in anticipation or contemplation of or in connection with the acquisition of such Subsidiary.

                                     ARTICLE VIII

                                  EVENTS OF DEFAULT

     8.1 EVENT OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT":

          (a) NON-PAYMENT. The Company or any of its Subsidiaries fails to make, (i) when and as required to be made herein, payments of any amount of principal of any Loan, (ii) when and as required to be paid under any Specified Swap Contract, any payment or transfer under such Specified Swap Contract, (iii) when and as required to be made herein, reimbursements to any LC Issuer of amounts drawn under any Letter of Credit, or (iv) within three days after the same becomes due, payment of any interest, fee or any other amount payable hereunder or under any other Credit Document (other than a Specified Swap Contract); or

          (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Credit Document (other than a Specified Swap Contract), or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Credit Document (other than a Specified Swap Contract), is incorrect in any material respect on or as of the date made or deemed made; or

          (c) SPECIFIC DEFAULTS. The Company fails to perform or observe any term, covenant or agreement contained in any of SECTION 6.1, 6.2, 6.3 or
     6.9 or in ARTICLE VII; or

          (d) OTHER DEFAULTS. The Company (or the Parent or any of its Subsidiaries party thereto) fails to perform or observe any other term or covenant contained in this Agreement or any other Credit Document (other than a Specified Swap Contract), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or
     (ii) the date upon which written notice thereof is given to the Company by the Agent or any Lender; or

          (e) CROSS-DEFAULT. (i) The Parent, the Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 (or its equivalent in other currencies), when due (whether by scheduled maturity, required prepayment or offer to purchase, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded or to require the Company to prepay or offer to purchase such Indebtedness; or (ii) there occurs any termination, liquidation, unwind or similar event or circumstance under any Permitted Receivables Purchase Facility, which permits any purchaser of receivables thereunder to cease purchasing such receivables or to apply all collections on previously purchased receivables thereunder to the repayment of such purchaser's interest in such previously purchased receivables other than any such event or circumstance that arises solely as a result of a down-grading of the credit rating of any bank or financial institution not affiliated with the Company that provides liquidity, credit or other support in connection with such facility.

          (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Parent or the Company or any Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Parent or the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Parent's, the Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty days after commencement, filing or levy;
     (ii) the Parent or the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S.
     law) is ordered in any Insolvency Proceeding; or (iii) the Parent or the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of 10% of Tangible Net Worth; or (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds 10% of Tangible Net Worth; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of 10% of Tangible Net Worth; or

          (i) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,000,000 (or its equivalent in other currencies) or more, and the same shall remain unvacated and unstayed pending appeal for a period of ten days after the entry thereof; or

          (j) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of twenty consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (k)  CHANGE OF CONTROL.  There occurs a Change of Control; or

          (l) GUARANTOR OR PLEDGOR DEFAULTS. Any Guarantor or Pledgor fails in any material respect to perform or observe any material term, covenant or agreement in the Guaranty or any Pledge Agreement; or the Guaranty or any Pledge Agreement is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor or Pledgor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described in SECTION 8.1(f) or (g) occurs with respect to any Guarantor or Pledgor.

     8.2 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Lenders:

          (a) declare the commitment of each Lending Party to make Loans to be terminated, whereupon such commitments shall be terminated;

          (b) declare the commitment of each LC Issuer to Issue Letters of Credit to be terminated;

          (c) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party; and

          (d) exercise on behalf of itself and the Lending Parties all rights and remedies available to it and the Lending Parties under the Credit Documents or applicable law;

PROVIDED that upon the occurrence of any event specified in CLAUSE (f) or (g) of
SECTION 8.1 (in the case of SUBCLAUSE (i) of CLAUSE (g) upon the expiration of the sixty-day period mentioned therein), the obligation of each Lending Party to make Loans or Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Lending Party.

     8.3 SPECIFIED SWAP CONTRACT REMEDIES. Notwithstanding any other provision of this Article VIII, each Swap Provider shall have the right, with prior notice to the Agent, but without the approval or consent of the Agent or the other Lenders, with respect to any Specified Swap Contract of such Swap Provider, (a) to declare an event of default, termination event or other similar event thereunder and to create an Early Termination Date (as specified in such Specified Swap Contract), (b) to determine net termination amounts in accordance with the terms of such Specified Swap Contracts and to set off amounts between Specified Swap Contracts, and (c) to prosecute any legal action against the Company or its Subsidiary to enforce net amounts owing to such Swap Provider.

     8.4 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Credit Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                      ARTICLE IX

                                      THE AGENT

     9.1 APPOINTMENT AND AUTHORIZATION; "AGENT". Each Lending Party hereby irrevocably (subject to SECTION 9.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other

Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     9.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.3 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby (except for its own bad faith, gross negligence or willful misconduct), or (ii) be responsible in any manner to any Lending Party for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other

Credit Document, or for any failure of the Company or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lending Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, except delivery of the items required to be delivered to the Agent pursuant to SECTION 4.1, or any other Credit Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.4 RELIANCE BY AGENT. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or to the extent required by this Agreement, all of the Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders (or to the extent required by this Agreement, all of the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     (b) For purposes of determining compliance with the conditions specified in SECTION 4.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.


     9.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lending Parties, unless the Agent shall have received written notice from a Lending Party or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lending Parties of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with ARTICLE VIII; PROVIDED that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lending Parties.

     9.6 CREDIT DECISION. Each Lending Party acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lending Party. Each Lending Party represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company and its Subsidiaries hereunder. Each Lending Party also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit

Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lending Parties by the Agent, the Agent shall not have any duty or responsibility to provide any Lending Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.7 INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), according to their respective Pro Rata Shares, from and against any and all Indemnified Liabilities; PROVIDED that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities to the extent resulting from such Persons' bad faith, gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     9.8 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Lending Parties. The Lending Parties acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

     9.9 SUCCESSOR AGENT. The Agent may resign as Agent upon thirty days' notice to the Lending Parties. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be reasonably acceptable to the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE IX and SECTIONS 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

     9.10 WITHHOLDING TAX. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under sections 1441 or 1442 of the Code, such

Lender agrees with and in favor of the Agent, to deliver to the Agent:

          (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

          (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement; and

          (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

     (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by sections 1441 and 1442 of the Code.

     (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by
SECTION 9.10(a) are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by sections 1441 and 1442 of the Code, without reduction.

     (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     9.11 CO-AGENTS. None of the Lenders identified in the preamble or signature pages of this Agreement as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Lending Party. Each Lending Party acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                      ARTICLE X

                                    MISCELLANEOUS

     10.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Credit Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Company and acknowledged by the Agent, do any of the following:

          (a) increase or extend any Revolving Commitment of any Lender (or reinstate any such Revolving Commitment terminated pursuant to
     SECTION 8.2);

          (b) postpone or delay any date for, or change the amount of, any scheduled mandatory reduction in the Total Commitment Amount;

          (c) postpone or delay any date fixed by this Agreement or any other Credit Document for any mandatory payment of principal or any payment of interest, fees or other amounts due to the Lending Parties (or any of them) hereunder or under any other Credit Document;

          (d) reduce the principal of, or the rate of interest specified herein on any Credit Extension, or (subject to CLAUSE (ii) below) any fees or other amounts payable hereunder or under any other Credit Document;

          (e) change the percentage of the Revolving Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder; or

          (f) amend this SECTION 10.1, or SECTION 2.14, or any provision herein providing for consent or other action by all Lenders; or

          (g) discharge any Guarantor or release any Pledgor, except as provided in any Credit Document;

and PROVIDED, FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Credit Document, (ii) the Fee Letter and documents evidencing Specified Swap Contracts may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto, and (iii) no amendment, waiver or consent shall affect the rights and obligations of any Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, under SECTION 2.17 or any applicable Alternate Currency Annex, unless in writing and signed by such Alternate Currency Lender or Alternate Currency LC Issuer.

     10.2 NOTICES. (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, PROVIDED that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
SCHEDULE 10.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on SCHEDULE 10.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

     (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to ARTICLE II or IX to the Agent shall not be effective until actually received by the Agent.

     (c) Any agreement of the Agent and the Lending Parties herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Lending Parties shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Lending Parties shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Lending Parties in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lending Parties to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lending Parties of a confirmation which is at variance with the terms understood by the Agent and the Lending Parties to be contained in the telephonic or facsimile notice.

     10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lending Party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     10.4 COSTS AND EXPENSES.  The Company shall:

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent), each Alternate Currency Lender (in its capacity as such) and each Alternate Currency LC Issuer (in its capacity as such) within ten Business Days after demand (subject to SECTION 4.1(f)) for all reasonable costs and expenses incurred by BofA (including in its capacity as

     Agent), each such Alternate Currency Lender (in its capacity as such) and each such Alternate Currency LC Issuer (in its capacity as such) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Credit Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent), each such Alternate Currency Lender (in its capacity as such), and each such Alternate Currency LC Issuer (in its capacity as such) with respect thereto; and

          (b) pay or reimburse the Agent, the Arranger and each Lending Party within ten Business Days after demand (subject to SECTION 4.1(f)) for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Credit Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

          (c) pay or reimburse BofA (including in its capacity as Agent) within ten Business Days after demand (subject to SECTION 4.1(f)) for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by BofA (including in its capacity as Agent) in connection with the matters referred to under SECTIONS 10.4(a) and (b).

     10.5 INDEMNIFICATION. (a) GENERAL. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold harmless the Agent-Related Persons, each LC Issuer (including each Alternate Currency LC Issuer), each Swap Provider, each Lender, the Swingline Lender and each Alternate Currency Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and termination of all Specified Swap Contracts and the termination, resignation or replacement of the Agent or replacement of any Lending Party) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Specified Swap Contracts or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the bad faith, gross negligence or willful misconduct of such Indemnified Person. The agreements in this SECTION 10.5(a) shall survive payment of all other Obligations.

     (b) ENVIRONMENTAL. (i) The Company shall indemnify, defend and hold harmless each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable Attorney Costs and the reasonable allocated cost of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any property subject to a mortgage in favor of the Agent or any Lending Party (all of the foregoing, collectively, the "INDEMNIFIED ENVIRONMENTAL LIABILITIES"); PROVIDED that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified

Environmental Liabilities to the extent resulting from the gross negligence, bad faith or willful misconduct of such Indemnified Person. No action taken by legal counsel chosen by the Agent or any Lending Party in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or any way impair the Company's obligation and duty hereunder to indemnify and hold harmless the Agent and each Lending Party.

          (ii) In no event shall any site visit, observation, or testing by the Agent or any Lending Party (or any contractee of the Agent or any Lending Party) be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under, the site, or that there has been or shall be compliance with any Environmental Law. Unless the Agent or any Lending Party agrees otherwise, neither the Company nor any other Person is entitled to rely on any site visit, observation, or testing by the Agent or any Lending Party. Upon reasonable written request by the Company, the Agent or any Lending Party shall disclose to the Company any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent or such Lending Party.

     (c) SURVIVAL; DEFENSE. The obligations in this Section shall survive payment of all other Obligations. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Company. All amounts owing under this Section shall be paid within thirty days after demand.

     10.6 MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor the Lending Parties shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment to the Agent or the Lending Parties, or the Agent or the Lending Parties exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lending Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lending Party severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent to the extent previously received by such Lending Party from the Agent.

     10.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

     10.8 ASSIGNMENTS, PARTICIPATIONS, ETC. (a) Any Lender may, with the written consent of the Company at all times other than during the existence of an Event of Default, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent, which consents of the Company, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (PROVIDED that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender or to an existing Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Assignable Credit Exposure of such Lender hereunder, in a minimum principal or face amount of $10,000,000; PROVIDED that (i) the Company and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent by such Lender and the Assignee;
(B) such Lender and its Assignee shall have delivered to the Company, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent an Assignment and Acceptance in the form of EXHIBIT E ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment and (C) the Assignee has paid to the Agent a processing fee in the amount of $3,500; (ii) if the assignor Lender or any of its Affiliates is a Swap Provider with respect to any Specified Swap
Contract, such Lender shall not assign all of its Assignable Credit Exposure to an Assignee unless such Assignee, or an Affiliate of such Assignee, shall also assume all obligations of such assignor Lender or Affiliate with respect to such Specified Swap Contracts, with the consent of the Company; and (iii) if because of circumstances in effect on the effective date of any assignment, the Company would, under SECTION 3.1, be obligated to make any payment to or for the account of the applicable Assignee, the Company shall only be obligated to make such payment to the extent that it would then have been obligated to make such payment to the assignor Lender.

     (b) From and after the date that the Agent notifies the assignor Lender that it has received (and, if required, provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Credit Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Credit Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Documents.

     (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Revolving Commitments arising therefrom. The Revolving Commitment allocated to each Assignee shall reduce such Revolving Commitment of the assigning Lender pro tanto.

     (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "PARTICIPANT") participating interests in any Loans, the Revolving Commitment of that Lender and the other interests of that Lender (the "ORIGINATING LENDER") hereunder and under the other Credit Documents; PROVIDED that (i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Credit Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Credit Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to SECTION 10.1. In the case of any such participation, (i) the Participant shall be entitled to the benefit of SECTIONS 3.1, 3.3 and 10.5 as though it were also a Lender hereunder, PROVIDED that if because of circumstances in effect on the effective date of any sale of a participating interest, the Company would, under SECTION 3.1, be obligated to make any payment to or for the account of the applicable Originating Lender, the Company shall only be obligated to make such payment to the extent that it would then have been obligated to make such payment to such Originating Lender if it had not sold such participating interest, and
(ii) the Participant shall not have any rights under this Agreement, or any of the other Credit Documents, and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

     (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR
Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     10.9 CONFIDENTIALITY. Each Lending Party agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Parent, the Company or any Subsidiary, or by the Agent on the Parent's, the Company's or such Subsidiary's behalf, under this Agreement or any other Credit Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Credit Documents or in connection with other business now or hereafter existing or contemplated with the Parent, the Company or any Subsidiary; except to the extent such information
(i) was or becomes generally available to the public other than as a result of disclosure by such Lending Party, or (ii) was or becomes available on a non-confidential basis from a source other than the Parent, the Company or any Subsidiary, PROVIDED that such source is not bound by a confidentiality agreement with the Parent, the Company or any Subsidiary known to such Lending Party; PROVIDED that any Lending Party may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lending Party is subject or in connection with an examination of such Lending Party by any such authority; (B) pursuant to subpoena or other court or other legal process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lending Party or their respective Affiliates may be party; (e) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Credit Document; (F) to such Lending Party 's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, PROVIDED that such Person agrees in writing to keep such information confidential to the same extent required of the Lending Party hereunder; (H) as to any Lending Party or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Parent, the Company or any

Subsidiary is party or is deemed party with such Lending Party or such Affiliate; and (I) to its Affiliates.

     10.10 SET-OFF. In addition to any rights and remedies of the Lending Parties provided by law, if an Event of Default exists or the Loans have been accelerated, each Lending Party is authorized at any time and from time to time, without prior notice to any Credit Party, any such notice being waived by each Credit Party to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lending Party to or for the credit or the account of such Credit Party against any and all Obligations owing to such Lending Party, now or hereafter existing, irrespective of whether or not the Agent or such Lending Party shall have made demand under this Agreement or any Credit Document and although such Obligations may be contingent or unmatured. Each Lending Party agrees promptly to notify the Company and the Agent after any such set-off and application made by such Lending Party; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

     10.11 AUTOMATIC DEBITS OF FEES. With respect to any commitment fee, arrangement fee, or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent (in its capacity as such), BofA or the Arranger under the Credit Documents, the Company hereby irrevocably authorizes BofA, upon prior notice to the Company, to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this SECTION 10.11 shall be deemed a set-off.

     10.12 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lending Party shall notify the Agent in writing of any changes in the address to which notices to such Lending Party should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.13 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.14 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Credit Parties, the Lending Parties, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person (other than an Indemnified Person under SECTION 10.5) shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Credit Documents.

     10.16 GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDING PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE CREDIT PARTIES, THE AGENT AND THE LENDING PARTIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE CREDIT PARTIES, THE AGENT AND THE LENDING PARTIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS,

WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE CREDIT PARTIES, THE AGENT AND THE LENDING PARTIES EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     (c) Nothing contained in this SECTION 10.16 shall override any contrary provision contained in any Specified Swap Contract.

     10.17 WAIVER OF JURY TRIAL. THE CREDIT PARTIES, THE LENDING PARTIES AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE CREDIT PARTIES, THE LENDING PARTIES AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

     10.18 ENTIRE AGREEMENT. This Agreement, together with the other Credit Documents, embodies the entire agreement and understanding among the Credit Parties, the Lending Parties and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     10.19 JUDGMENT CURRENCY. The Company, the Agent and each Lending Party hereby agree that if, in the event that a judgment is given in relation to any sum due to the Agent or any Lending Party hereunder, such judgment is given in a currency (the

"JUDGMENT CURRENCY") other than that in which such sum was originally denominated (the "ORIGINAL CURRENCY"), the Company agrees to indemnify the Agent or such Lending Party, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Agent or the applicable Lending Party agrees to remit such excess to the Company. The agreements in this Section shall survive payment of all other Obligations.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              R. J. TOWER CORPORATION,
                              a Michigan corporation


                              By: /s/ Anthony A. Barone
                                 -------------------------------------------
                              Name: Anthony A. Barone
                                   -----------------------------------------
                              Title: Vice President and CFO
                                    ----------------------------------------

                              R. J. TOWER CORPORATION,
                              an Indiana corporation


                              By: /s/ Anthony A. Barone
                                 -------------------------------------------
                              Name: Anthony A. Barone
                                   -----------------------------------------
                              Title: Vice President and CFO
                                    ----------------------------------------

                              R. J. TOWER CORPORATION,
                              a Kentucky corporation



                              By: /s/ Anthony A. Barone
                                 -------------------------------------------
                              Name: Anthony A. Barone
                                   -----------------------------------------
                              Title: Vice President and CFO
                                    ----------------------------------------



                                      -S1-

                         Agent:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Agent


                              By:  /s/ David F. McLeese
                                  -------------------------------
                              Name:  David F. McLeese
                                    -----------------------------
                              Title:   Vice President
                                     ----------------------------

















                                         -S2-

                         Lenders:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Lender,
                              LC Issuer and Swingline Lender


                              By:   /s/ David F. McLeese
                                  --------------------------------

                              Name:     David F. McLeese
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------









                                     -S3-

                              THE BANK OF NOVA SCOTIA


                              By:  /s/ J.R. Trimble
                                  --------------------------------

                              Name:   J.R. Trimble
                                    ------------------------------

                              Title:  Senior Relationship Manager
                                     -----------------------------










                                     -S4-

                              BANKERS TRUST COMPANY


                              By:   /s/ C. Steven Park
                                  --------------------------------

                              Name:     C. Steven Park
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------














                                     -S5-

                              THE CHASE MANHATTAN BANK


                              By:   /s/ Andris G. Kalnins
                                  --------------------------------

                              Name:     Andris G. Kalnins
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------














                                     -S6-

                              COMERICA BANK


                              By:   s/ David B. Marvin
                                  --------------------------------

                              Name:    David B. Marvin
                                    ------------------------------

                              Title:   Vice President
                                     -----------------------------
















                                     -S7-

                              FIRST BANK NATIONAL ASSOCIATION


                              By:   /s/ Kurt D. Egertson
                                  --------------------------------

                              Name:     Kurt D. Egertson
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------

























                                     -S8-

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:   /s/ Krys Szremski
                                  --------------------------------

                              Name:     Krys Szremski
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------














                                     -S9-

                              ABN AMRO BANK N.V.


                              By:   /s/ Peter L. Eaton
                                  --------------------------------

                              Name:     Peter L. Eaton
                                    ------------------------------

                              Title:     Vice President
                                     -----------------------------




                              By:   /s/ John P. Richardson
                                  --------------------------------

                              Name:     John P. Richardson
                                    ------------------------------

                              Title:    Asst. Vice President
                                     -----------------------------












                                     -S10-

                              CAISSE NATIONALE DE CREDIT AGRICOLE




                              By:    /s/ David Bouhl
                                  --------------------------------

                              Name:      David Bouhl
                                    ------------------------------

                              Title:     Executive Vice President
                                     -----------------------------














                                     -S11-

                              CIBC INC.


                              By:   /s/ Stephanie E. Johnson
                                  --------------------------------

                              Name:     Stephanie E. Johnson
                                    ------------------------------

                              Title:    Director
                                     -----------------------------















                                     -S12-

                              CREDIT LYONNAIS CHICAGO BRANCH


                              By:   /s/  Michel Buysschaert
                                  --------------------------------

                              Name:      Michel Buysschaert
                                    ------------------------------

                              Title:     Vice President
                                     -----------------------------











                                     -S13-

                              THE DAI-ICHI KANGYO BANK, LTD.,
                              CHICAGO BRANCH


                              By:  /s/  Takao Teramura
                                  --------------------------------

                              Name:     Takao Teramura
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------














                                     -S14-

                              DRESDNER BANK AG NEW YORK AND GRAND
                              CAYMAN BRANCHES


                              By:   /s/ Thomas J. Nadramia
                                  --------------------------------

                              Name:     Thomas J. Nadramia
                                    ------------------------------

                              Title:    Vice President
                                     -----------------------------



                              By:   /s/ Brigitte Sacin
                                  --------------------------------

                              Name:     Brigitte Sacin
                                    ------------------------------

                              Title:    Assistant Treasurer
                                     -----------------------------














                                     -S15-

                              KEYBANK NATIONAL ASSOCIATION



                              By:   /s/ Matthew P. Touhey
                                  --------------------------------

                              Name:     Matthew P. Touhey
                                    ------------------------------

                              Title:    Asst. Vice President
                                     -----------------------------











                                     -S16-

                              ROYAL BANK OF CANADA



                              By:    /s/ Patrick K. Shields
                                  --------------------------------

                              Name:      Patrick K. Shields
                                    ------------------------------

                              Title:     Manager
                                     -----------------------------



















                                     -S17-

                              THE BANK OF NEW YORK



                              By:   /s/ William A. O'Daley
                                  --------------------------------

                              Name:     William A. O'Daley
                                    ------------------------------

                              Title:    Assistant Vice President
                                     -----------------------------














                                     -S18-

                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH



                              By:   /s/ Noboru Kobayashi
                                  --------------------------------

                              Name:     Noboru Kobayashi
                                    ------------------------------

                              Title:    Deputy General Manager
                                     -----------------------------














                                     -S19-

                       BANQUE NATIONALE DE PARIS



                       By:   /s/ Arnaud Collin du Bocage
                           --------------------------------

                       Name:     Arnaud Collin du Bocage
                             ------------------------------

                       Title:    Executive Vice President & General Manager
                              ---------------------------------------------















                                     -S20-

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH



                              By:   /s/ Ian Reece
                                  --------------------------------

                              Name:     Ian Reece
                                    ------------------------------

                              Title:    Vice President & Manager
                                     -----------------------------


                              By:   /s/  Dena W. Hemenway
                                  --------------------------------

                              Name:      Dena W. Hemenway
                                    ------------------------------

                              Title:     Vice President
                                     -----------------------------







                                     -S21-

                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA


                              By:   /s/ Mark M. Harden
                                  -----------------------------------
                              Name:     Mark M. Harden
                                    ---------------------------------
                              Title:    Vice President
                                    ---------------------------------




                                     -S22-

                              THE FUJI BANK, LIMITED


                              By:  /s/ Peter L. Chinnici
                                  -----------------------------------
                              Name:    Peter L. Chinnici
                                    ---------------------------------
                              Title:    Joint General Manager
                                    ---------------------------------




                                     -S23-

                              ISTITUTO BANCARIO SAN PAOLO DI
                              TORINO S.P.A.



                              By:    /s/  William DeAngelo
                                  -----------------------------------
                              Name:       William DeAngelo
                                    ---------------------------------
                              Title:      First Vice President
                                    ---------------------------------


                              By:    /s/   Carlo Persico
                                  -----------------------------------
                              Name:        Carlo Persico
                                    ---------------------------------
                              Title:       Deputy General Manager
                                    ---------------------------------




                                     -S24-

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., CHICAGO BRANCH


                              By:  /s/ Mark A. Thompson
                                  --------------------------------------
                              Name:    Mark A. Thompson
                                    ------------------------------------
                              Title:   Vice President & General Manager
                                    ------------------------------------




                                       -S25-

                              THE MITSUBISHI TRUST & BANKING
                              CORPORATION, CHICAGO BRANCH


                              By:   /s/ Mr. Aaki Yamagishi
                                  -----------------------------------
                              Name:     Mr. Aaki Yamagishi
                                    ---------------------------------
                              Title:    Chief Manager
                                    ---------------------------------




                                      -S26-

                              THE SANWA BANK, LIMITED, CHICAGO
                              BRANCH


                              By:    /s/ Richard A. Ault
                                  -----------------------------------
                              Name:      Richard A. Ault
                                    ---------------------------------
                              Title:     Vice President
                                    ---------------------------------




                                     -S27-

                              THE SUMITOMO BANK, LIMITED, CHICAGO
                              BRANCH


                              By:   /s/ John Kemper
                                  -----------------------------------
                              Name:     John Kemper
                                    ---------------------------------
                              Title:    Senior Vice President
                                    ---------------------------------




                                     -S28-

                                                              Schedule 1.1

                                     DEFINITIONS

     The following terms have the respective indicated meanings:

     "ACCOUNT PARTY" means (i) the Company, (ii) with respect to any Standby Letter of Credit supporting the Existing IRBs, means the Company and either of its Subsidiaries, R.J. Tower (KY) and R.J. Tower (IN), as the case may be, and
(iii) with respect to any Alternate Currency Letter of Credit or Alternate Currency Standby Letter of Credit, the applicable Alternate Currency Account Party.

     "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary), PROVIDED that the Company or a Subsidiary is the surviving entity.

     "AFFECTED LENDER" has the meaning specified in SECTION 3.8.

     "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

     "AGENT" means BofA in its capacity as agent for the Lending Party hereunder, and any successor agent arising under SECTION 9.9.

     "AGENT-RELATED PERSONS" means BofA in its capacity as Agent and any successor agent arising under SECTION 9.9, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "AGENT'S PAYMENT OFFICE" means the address for payments set forth on
SCHEDULE 10.2 or such other address as the Agent may from time to time specify to the Lending Parties and the Company in writing.

     "AGREED ALTERNATE CURRENCY" has the meaning specified in SECTION 2.17(g).

     "AGREED ALTERNATE CURRENCY ACCOUNT PARTY" has the meaning specified in
SECTION 2.17(g).

     "AGREED ALTERNATE CURRENCY BORROWER" has the meaning specified in SECTION 2.17(g).

     "AGREEMENT" means this Credit Agreement, including Exhibits and Schedules.

     "ALTERNATE CURRENCY" at any time means Italian Lire and any Agreed Alternate Currency.

     "ALTERNATE CURRENCY ANNEX" means any Alternate Currency Annex with respect to a particular Alternate Currency in substantially the form of EXHIBIT I.

     "ALTERNATE CURRENCY ACCOUNT PARTY" at any time with respect to a particular Alternate Currency means the Company and the applicable Agreed Alternate Currency Account Party for such Alternate Currency and with respect to Italian Lire, the Italian Subsidiary and, upon its becoming a Subsidiary, the Italian Target.

     "ALTERNATE CURRENCY BORROWER" at any time with respect to a particular Alternate Currency means the Company and the applicable Agreed Alternate Currency Borrower for such Alternate Currency and, with respect to Italian Lire, the Italian

Subsidiary and, upon its becoming a Subsidiary, the Italian Target.

     "ALTERNATE CURRENCY COMMITMENT AMOUNT" means $60,000,000, as such amount may be increased from time to time at the request of the Company by the Required Lenders.

     "ALTERNATE CURRENCY COMMITMENT TERMINATION DATE" with respect to a particular Alternate Currency means the earlier of (i) the Commitment Termination Date and (ii) the Alternate Currency Commitment Termination Date, if any, specified in the applicable Alternate Currency Annex.

     "ALTERNATE CURRENCY CREDIT EXTENSION" has the meaning specified in SECTION 2.17(a).

     "ALTERNATE CURRENCY LC ISSUER" with respect to a particular Alternate Currency means any Person designated on the applicable Alternate Currency Annex as an Alternate Currency LC Issuer from time to time.

     "ALTERNATE CURRENCY LENDER" with respect to a particular Alternate Currency means any Person designated on the applicable Alternate Currency Annex as an Alternate Currency Lender from time to time.

     "ALTERNATE CURRENCY LETTER OF CREDIT" has the meaning specified in SECTION 2.17(a).

     "ALTERNATE CURRENCY LETTER OF CREDIT OBLIGATIONS" means Letter of Credit Obligations with respect to Alternate Currency Letters of Credit.

     "ALTERNATE CURRENCY LOAN" has the meaning specified in SECTION 2.17(a).

     "ALTERNATE CURRENCY MAKE-WHOLE PAYMENT" with respect to any payment on a particular date with respect to Alternate Currency Credit Extensions in which participations have been purchased that have not been converted into obligations denominated and payable in Dollars (the "ALTERNATE CURRENCY PARTICIPATED CREDIT EXTENSIONS"), means the amount, if any, by which (i) the sum of

(A) the Effective Amount as of the date on which the participations in the Alternate Currency Participated Credit Extensions were purchased (the "PARTICIPATION PURCHASE DATE") of the portion of the Alternate Currency Participated Credit Extensions that has been paid (the "INITIAL DOLLAR EQUIVALENT") PLUS (B) the product of: (I) the Initial Dollar Equivalent MULTIPLIED BY (II) the average daily Base Rate during the period from the Participation Purchase Date to the date on which such payment with respect to the Alternate Currency Participated Credit Extensions is made (the "PARTICIPATION PAYMENT DATE") MULTIPLIED BY (III) the number of days elapsed from the Participation Purchase Date to the Participation Payment Date, exceeds (ii) the sum of (A) the Effective Amount as of the Participation Payment Date of the portion of the Alternate Currency Participated Credit Extensions that has been paid PLUS (B) the Dollar Equivalent as of the Participation Payment Date of any interest that has accrued since the Participation Purchase Date on the portion of the Alternate Currency Participated Credit Extensions that has been paid.

     "ALTERNATE CURRENCY STANDBY LETTER OF CREDIT" has the meaning specified in
SECTION 2.17(e).

     "ALTERNATE CURRENCY SUBLIMIT" means the Alternate Currency Sublimit for a particular Alternate Currency set forth in the applicable Alternate Currency Annex.

     "APC ACQUISITION" means the consummation of the transactions contemplated by the APC Acquisition Documents.

     "APC ACQUISITION DOCUMENTS" means (i) the Asset Purchase Agreement dated January 27, 1997 among A.O. Smith Corporation, A.O. Smith Enterprises Ltd., the Parent, the Company and Tower Automotive Acquisition, Inc. (renamed Tower Automotive Products Company, Inc.), (ii) the Transition Services Agreement between A.O. Smith Corporation and Tower Automotive Products Company, Inc. and
(iii) the License Agreement among A.O. Smith Corporation, A.O. Smith Enterprises, Ltd. and Tower Automotive Products Company, Inc.

     "APPLICABLE CURRENCY" as to any particular Loan or payment, means Dollars or the Alternate Currency in which it is denominated or payable.

     "APPLICABLE FACILITY FEE" at any time means the relevant facility fee determined from time to time under the Pricing Grid; PROVIDED that (i) the initial Applicable Facility Fee shall be the facility fee corresponding to Level V on the Pricing Grid until the date that the Agent is supposed to receive the first financial statements and Compliance Certificate required to be delivered under SECTIONS 6.2(a) and (b), and (ii) in the event that the Agent shall not have received when due any financial statement or Compliance Certificate required to be delivered under SECTIONS 6.2(a) and (b), the Applicable Facility Fee shall be the facility fee corresponding to Level VI on the Pricing Grid until the Agent has received all such financial statements and Compliance Certificates.

     "APPLICABLE LETTER OF CREDIT FEE RATE" at any time means the relevant fee rate for Letters of Credit determined from time to time under the Pricing Grid; PROVIDED that (i) the initial Applicable Letter of Credit Fee Rate shall be the fee rate for Letters of Credit corresponding to Level V on the Pricing Grid until the date that the Agent is supposed to receive the first financial statements and Compliance Certificate required to be delivered under SECTIONS 6.2(a) and (b), and (ii) in the event that the Agent shall not have received when due any financial statement or Compliance Certificate required to be delivered under SECTIONS 6.2(a) and (b), the Applicable Letter of Credit Fee Rate shall be the fee rate for Letters of Credit corresponding to Level VI on the Pricing Grid until the Agent has received all such financial statements and Compliance Certificates.

     "APPLICABLE MARGIN" at any time means the relevant margin for Base Rate Loans or Offshore Rate Loans, as the case may be, determined from time to time under the Pricing Grid; PROVIDED that (i) the initial Applicable Margin shall be the margin for Base Rate Loans or Offshore Rate Loans, as the case may be, corresponding to Level V on the Pricing Grid until the date that the Agent is supposed to receive the first financial statements and Compliance Certificate required to be delivered under
                                       -5-

SECTIONS 6.2(a) and (b), and (ii) in the event that the Agent shall not have received when due any financial statement or Compliance Certificate required to be delivered under SECTIONS 6.2(a) and (b), the Applicable Margin shall be the margin for Base Rate Loans or Offshore Rate Loans, as the case may be, corresponding to Level VI on the Pricing Grid until the Agent shall have received all such financial statements and Compliance Certificates.

     "ARRANGER" means BancAmerica Securities, Inc., a Delaware corporation.

     "ASSIGNABLE CREDIT EXPOSURE" has the meaning specified in SECTION 3.8.

     "ASSIGNEE" has the meaning specified in SECTION 10.8(a).

     "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION 10.8(a).

     "ASSUMED INDEBTEDNESS" means Indebtedness of a Person existing at the time such Person became a Subsidiary or assumed by the Company or a Subsidiary in a Permitted Acquisition (and not created or incurred in anticipation of such acquisition).

     "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

     "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, ET SEQ.).

     "BASE RATE" means, for any day, the higher of (a) 0.50% PER ANNUM above the latest Federal Funds Rate, and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

     "BASE RATE LOAN" means a Loan that bears interest based on the Base Rate.

     "BofA" means Bank of America National Trust and Savings Association, a national banking association.

     "BORROWING" means a borrowing hereunder consisting of Loans of the same Type and in the same Applicable Currency made to a Credit Party on the same day by one or more Lending Parties under ARTICLE II, and, in the case of Offshore Rate Loans, having the same Interest Period.

     "BORROWING DATE" means any date on which a Borrowing occurs under
SECTION 2.3, 2.15 or 2.17.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago or San Francisco or, with respect to Alternate Currency Loans, the city in which the Lending Office of the applicable Alternate Currency Lender or Alternate Currency LC Issuer is located, are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

     "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "CAPITAL EXPENDITURES" means, for any period, without duplication, the sum of:

          (a) the gross amount of capital expenditures of the Company and its Subsidiaries determined in accordance with GAAP made during such period; and

          (b) to the extent not included in CLAUSE (a) above, the aggregate amount of Capitalized Lease Liabilities incurred during such period by the Company and its Subsidiaries (excluding the portion thereof allocable to interest expense).

     "CAPITALIZED LEASE LIABILITIES" of any Person means all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, are or would be classified as capitalized lease obligations on a balance sheet of such Person.

     "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, any LC Issuer and the Lenders, as collateral for the applicable Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and such LC Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. The Company hereby grants the Agent, for the benefit of the Agent, each such LC Issuer and the Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, interest bearing (to the extent available) deposit accounts at BofA.

     "CERCLA" has the meaning specified in the definition of "Environmental
Laws."

     "CHANGE OF CONTROL" means any of (i) the acquisition by any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Exchange
Act) (other than Permitted Holders) at any time of beneficial ownership of thirty percent (30%) or more of the outstanding capital stock of the Parent on a fully-diluted basis, (ii) the failure of individuals who are members of the board of directors of the Parent on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors of the Parent or (iii) the failure of the Parent to own 100% of the outstanding capital stock of the Company.

     "CLOSING DATE" means the date on which all conditions precedent set forth in SECTION 4.1 are satisfied or waived by all Lenders (or, in the case of SECTION 4.1(f), waived by the Person entitled to receive such payment).

     "CODE" means the Internal Revenue Code of 1986 and regulations promulgated thereunder.

     "COMMERCIAL LETTER OF CREDIT" means any Letter of Credit which is drawable upon presentation of a sight draft and other documents evidencing the sale or shipment of goods purchased by the applicable Credit Party in the ordinary course of business.

     "COMMITMENT TERMINATION DATE" means the earlier to occur of:

          (a)  April 18, 2003; and

          (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

     "COMPANY" has the meaning specified in the PREAMBLE.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT D.

     "CONSOLIDATED TANGIBLE ASSETS" means, on any date, the consolidated total assets of the Company and its Subsidiaries on such date, determined in accordance with GAAP MINUS the consolidated intangible assets of the Company and its Subsidiaries on such date, determined in accordance with GAAP.

     "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

     "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

     "CONVERSION/CONTINUATION DATE" means any date on which, under SECTION 2.4, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

     "CREDIT DOCUMENTS" means this Agreement, any Notes, the Fee Letter, the Guaranty, the Pledge Agreements, any documents evidencing or relating to Specified Swap Contracts, and all other documents delivered to the Agent or any Lender in connection with the transactions contemplated by this Agreement.

     "CREDIT EXTENSION" means a Letter of Credit Advance, Loan, Issuance of a Letter of Credit or participation therein.

     "CREDIT PARTY" means the Company, any Account Party, Alternate Currency Borrower or Alternate Currency Account Party, as the case may be.

     "DEBT/CAPITAL RATIO" for any Reference Period means the ratio of (x) total Indebtedness of the Parent and its Subsidiaries on the last day of such period to (y) (i) stockholders' equity of the Parent on the last day of such period determined in accordance with GAAP PLUS (ii) total Indebtedness of the Parent and its Subsidiaries on the last day of such period.

     "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

     "DISPOSITION" means (i) the sale, lease, conveyance or other disposition of property, other than sales or other dispositions expressly permitted under CLAUSES (a) through (g) and CLAUSE (i) of SECTION 7.2, or (ii) the sale or transfer by the Company or any Subsidiary of the Company of any equity securities issued by any Subsidiary of the Company and held by such transferor Person.

     "Dollars", "dollars" and "$" each mean lawful money of the United States.

     "DOLLAR EQUIVALENT" as of the date of determination, means (a) the amount denominated in Dollars, and (b) as to any amount denominated in an Alternate Currency or other currency, the equivalent amount in Dollars as determined by the Agent on the basis of the Spot Rate for the purchase of Dollars with such Alternate Currency; PROVIDED, that with respect to Letter of

Credit Obligations in Alternate Currencies that are valued as of the last Business Day of each month, the equivalent amount in Dollars shall be determined by BofA in its capacity as LC Issuer instead of the Agent; and PROVIDED FURTHER, that the Dollar Equivalent of Alternate Currency Credit Extensions in which participations are to be purchased pursuant to SECTION 2.17(e) is subject to the approval of the applicable Alternate Currency Lender or Alternate Currency LC Issuer, as the case may be, not to be unreasonably withheld.

     "DOMESTIC SUBSIDIARY" means any Subsidiary that is organized under the laws of the United States or any political subdivision thereof.

     "EBIT" for any period means the consolidated net income (or loss) of the Parent and its Subsidiaries for such period plus (to the extent deducted in determining such net income (or loss)) the sum of the following: (i) consolidated interest expense, PLUS, (ii) consolidated income tax expense, PLUS
(iii) extraordinary losses, MINUS (iv) extraordinary gains, PLUS (v) non-cash charges associated with an announced restructuring or related charge (together, "NON-CASH RESTRUCTURING CHARGES") MINUS (vi) the actual cash portion of restructuring charges to the extent such charges were considered to be Non-Cash Restructuring Charges in prior periods, in each case determined in accordance with GAAP. For the purposes of calculating the Interest Coverage Ratio for any Reference Period, EBIT shall be calculated on a PRO FORMA basis (as certified by the Parent to the Agent) assuming that all Acquisitions (and Assumed Indebtedness, if any, in connection therewith) and all Dispositions that have occurred during such Reference Period had occurred on the first day of such Reference Period (but without adjustment for expected cost savings or other synergies).

     "EBITDA" for any period means EBIT for such period PLUS (to the extent deducted in determining the consolidated net income (or loss) of the Parent and its Subsidiaries for such period) consolidated depreciation, amortization and similar non-cash charges, in each case determined in accordance with GAAP. For the purposes of calculating the Leverage Ratio for any Reference Period, EBITDA shall be calculated on a PRO FORMA basis (as certified by the Parent to the Agent) assuming that all

Acquisitions (and Assumed Indebtedness, if any, in connection therewith) and all Dispositions that have occurred during such Reference Period had occurred on the first day of such Reference Period (but without adjustment for expected cost savings or other synergies).

     "EFFECTIVE AMOUNT" means (i) with respect to any Loans of any type on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans of such type occurring on such date; and (ii) with respect to any outstanding Letter of Credit Obligations on any date, the Dollar Equivalent of the amount of such Letter of Credit Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

     "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000 (or its equivalent in other currencies), PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or
(iii) a Person of which a Lender is a Subsidiary.

     "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law; or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from property, whether or not owned by the Company.

     "ENVIRONMENTAL LAWS" means all federal, national, state, provincial or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, and the Emergency Planning and Community Right-to-Know Act.

     "ENVIRONMENTAL PERMITS" has the meaning specified in SECTION 5.12(b).

     "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of section 414(b) or
(c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code).

     "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension
Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under section 4007 of ERISA, upon the Company or any ERISA Affiliate.

     "EURODOLLAR RESERVE PERCENTAGE" means, for any day for any Interest Period for Offshore Rate Loans, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender hereunder) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities").

     "EVENT OF DEFAULT" means any of the events or circumstances specified in
SECTION 8.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934 and regulations promulgated thereunder.

     "EXISTING CREDIT AGREEMENT" means the Fourth Amended and Restated Credit Agreement dated as of September 6, 1996 by and among the banks signatory thereto, Comerica Bank, as agent for the banks, and the Company.

     "EXISTING IRBS" means any of (i) the $7,200,000 City of Auburn, Indiana Floating/Fixed Rate Economic Development Revenue Bonds, Series 1988 (R.J. Tower Corporation (Indiana) Project),

(ii) the $25,000,000 City of Bardstown, Kentucky Variable Rate Demand Industrial Revenue Bonds, Series 1994 (R.J. Tower Corporation Project) or
(iii) the $20,000,000 City of Bardstown, Kentucky Taxable Variable Rate
Demand Industrial Revenue Bonds, Series 1995 (R.J. Tower Corporation Project).

     "EXISTING LC ISSUER" means Comerica Bank.

     "EXISTING LETTERS OF CREDIT" means the letters of credit issued by the Existing LC Issuer and described in SCHEDULE 2.16; PROVIDED that BofA in its capacity as LC Issuer shall have the right at any time to replace the Existing Letters of Credit with new Letters of Credit.

     "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

     "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

     "FEE LETTER" has the meaning specified in SECTION 2.10(a).

     "FINANCIAL LETTER OF CREDIT" means any Standby Letter of Credit which the applicable LC Issuer determines is required under applicable laws, regulations, rules or orders issued by a Governmental Authority to be classified as a financial letter of credit.

     "FOREIGN CASH INVESTMENTS" means any investment rated P-1 or A-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively, (i) in direct obligations issued by, or guaranteed by, the government of a country that is a member of the OECD or any agency or instrumentality thereof, PROVIDED that such obligations mature within 180 days of the date of acquisition thereof, and
(ii) in time deposits or negotiable certificates of deposit or money market securities issued by any commercial banking institution that is a member of an applicable central bank of a country that is a member of the OECD having surplus of at least $500,000,000 in the aggregate at all times, payable on demand or maturing within 180 days of the acquisition thereof; PROVIDED that with respect to such time deposits, negotiable certificates of deposit and money market securities, the Required Lenders shall have at any time the right, upon notice to the Company, to reject any such bank as a bank in which such Foreign Cash Investments may be made.

     "FOREIGN SUBSIDIARY" means each Subsidiary that is not a Domestic
Subsidiary.

     "FOREIGN 956 SUBSIDIARY" means any Material Subsidiary that is a Foreign Subsidiary a guaranty of the Obligations by which would result in a material deemed dividend of its current and accumulated earnings and profits under section 956 of the Code.

     "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

     "FURTHER TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to SECTION 3.1.

     "FX TRADING OFFICE" means the BofA Foreign Exchange Trading Desk in Chicago, Illinois, or such other office or source of information as the Agent may designate with the concurrence of the Company.

     "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of

Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "GUARANTOR" means any of (i) the Parent, (ii) the Company, (iii) each Domestic Subsidiary and (iv) each Foreign Subsidiary that is a Material Subsidiary but is not a Foreign 956 Subsidiary.

     "GUARANTY" means the Guaranty executed by each Guarantor for the benefit of the Agent for the benefit of the Secured Parties in substantially the form of EXHIBIT G.

     "GUARANTY OBLIGATION" has the meaning specified in the definition of "Contingent Obligation."

     "HAZARDOUS MATERIALS" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including any substance identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

     "H.15 (519)" has the meaning specified in the definition of "Federal Funds Rate."

     "HONOR DATE" has the meaning specified in SECTION 2.16.3(b).

     "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into and accrued expenses incurred, in each case in the ordinary course of business on ordinary terms);
(c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in CLAUSES (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in CLAUSES (a) through (g) above; PROVIDED that Indebtedness shall not include sales of Permitted Receivables sold pursuant to Permitted Receivables Purchase Facilities and indemnification, recourse or repurchase obligations thereunder. For all purposes of this Agreement, the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

     "INDEMNIFIED ENVIRONMENTAL LIABILITIES" has the meaning specified in
SECTION 10.5(b).

     "INDEMNIFIED LIABILITIES" has the meaning specified in SECTION 10.5(a).

     "INDEMNIFIED PERSON" has the meaning specified in SECTION 10.5.

     "INDEPENDENT AUDITOR" has the meaning specified in SECTION 6.1(a).

     "INELIGIBLE SECURITIES" has the meaning specified in SECTION 7.7(b).

     "INSOLVENCY PROCEEDING" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

     "INTEREST COVERAGE RATIO" for any Reference Period means the ratio of (x) EBIT for such period to (y) the consolidated interest expense (excluding amortization of deferred financing costs, any interest expense on deferred compensation arrangements and original issue discount) of the Parent and its Subsidiaries for such period; PROVIDED, that the Interest Coverage Ratio for the Reference Periods ending on the second and third fiscal quarters ending after the Closing Date shall be calculated as if such Reference Period only included those fiscal quarters ending after the Closing Date.

     "INTEREST PAYMENT DATE" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; PROVIDED that, if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

     "INTEREST PERIOD" as to any Offshore Rate Loan means the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three, six or, if available to all of the Lenders on such Borrowing Date, twelve months thereafter as selected by the

Company in its Notice of Borrowing or Notice of Conversion/Continuation; PROVIDED that:

            (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

           (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (iii) no Interest Period for any Revolving Loan shall extend beyond the Commitment Termination Date.

     "INVESTMENT" means, relative to any Person:

          (a) any loan, advance, extension of credit or capital contribution made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

          (b) any Contingent Obligation of such Person with respect to any other Person;

          (c) any capital stock, equity interest, securities or other obligations or interests held by such Person in or with respect to any other Person; and

          (d)  any Acquisition by such Person with respect to any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

     "ISSUANCE" means, with respect to any Letter of Credit, the issuance, extension of the expiry of, renewal or increase in the amount of such Letter of Credit. "ISSUE," "ISSUED" and "ISSUING" have corresponding meanings.

     "ISSUANCE DATE" has the meaning specified in SECTION 2.16.1(a).

     "ITALIAN ACQUISITION" means the acquisition by the Italian Subsidiary of all of the outstanding common stock of the Italian Target and the subsequent acquisition by the Italian Target of all of the outstanding common stock of Societa Industria Meccanica e Stampaggio S.p.A. that the Italian Target does not own at that time.

     "ITALIAN SUBSIDIARY" means Tower Automotive Italia S.r.l., a corporation to be organized under the laws of Italy.

     "ITALIAN TARGET" means Interfin S.p.A., a corporation organized under the laws of Italy.

     "JOINT VENTURE" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

     "JUDGMENT CURRENCY" has the meaning specified in SECTION 10.19.

     "LC ISSUER" means (i) BofA and any other Lenders added upon the mutual consent of the Company, each Alternate Currency

Lender, each Alternate Currency LC Issuer and the Agent, in each case not to be unreasonably withheld, and any such Lender, (ii) with respect to the Existing Letters of Credit, the Existing LC Issuer until BofA shall have issued Letters of Credit to replace the Existing Letters of Credit and (iii) with respect to Alternate Currency Letters of Credit in a particular Alternate Currency, the applicable Alternate Currency LC Issuer.

     "LENDER" means any of the institutions specified in the introductory clause hereto. Unless the context otherwise clearly requires, "Lender" includes any such institution in its capacity as Swap Provider. Unless the context otherwise clearly requires, references to any such institution as a "Lender" shall also include any of such institution's Affiliates that may at any time of determination be Swap Providers.

     "LENDING OFFICE" means, (i) as to any Lender, the office or offices of such Lender specified as its "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on SCHEDULE 10.2, (ii) as to any Alternate Currency Lender, the office of such Alternate Currency Lender specified in the Alternate Currency Annex, or such other office or offices as any Lending Party may from time to time notify the Company and the Agent.

     "LENDING PARTY" means any Lender, Alternate Currency Lender or LC Issuer (including any Alternate Currency LC Issuer), as the case may be.

     "LETTER OF CREDIT" means a Commercial Letter of Credit or a Standby Letter of Credit, as the context may require or allow, including the Existing Letters of Credit and the Alternate Currency Letters of Credit.

     "LETTER OF CREDIT ADVANCE" means each Lender's participation in any Letter of Credit Borrowing under SECTION 2.16.3.

     "LETTER OF CREDIT AMENDMENT APPLICATION" means an application form for amendment of outstanding Standby Letters of Credit or Commercial Letters of Credit as shall at any time be in use at the applicable LC Issuer, as such LC Issuer shall request.

     "LETTER OF CREDIT APPLICATION" means an application form for issuances of Standby Letters of Credit or Commercial Letters of Credit as shall at any time be in use at the applicable LC Issuer, as such LC Issuer shall request.

     "LETTER OF CREDIT BORROWING" means each drawing under any Letter of Credit that is not reimbursed under SECTION 2.16.3 or converted into a Borrowing of Revolving Loans under SECTION 2.16.3.

     "LETTER OF CREDIT COMMITMENT" has the meaning specified in SECTION 2.16.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means the lesser of (a) $75,000,000 PLUS the Effective Amount of all Letter of Credit Obligations with respect to Alternate Currency Standby Letters of Credit and (b) the Total Commitment Amount.

     "LETTER OF CREDIT OBLIGATIONS" means the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit and (b) the aggregate amount of all unreimbursed drawings under all Letters of Credit, whether or not outstanding, including all outstanding Letter of Credit Borrowings.

     "LETTER OF CREDIT RELATED DOCUMENT means the Letters of Credit, the Letter of Credit Applications, the Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including any of the applicable LC Issuer's standard form documents for letter of credit Issuance.

     "LEVERAGE RATIO" for any Reference Period means the ratio of (x) total Indebtedness of the Parent and its Subsidiaries on the last day of such period to (y) EBITDA for such period.

     "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease or the interest of a purchaser of Permitted Receivables under any Permitted Receivables Purchase Facility.

     "LOAN" means an extension of credit by a Lending Party to a Credit Party under ARTICLE II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "TYPE" of Loan), and includes any Alternate Currency Loan, Revolving Loan or Swingline Loan.

     "MARGIN STOCK" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Credit Document and to avoid any Event of Default in each case with respect to a payment or other material obligation; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Credit Document.

     "MATERIAL SUBSIDIARY" means at any time any Subsidiary of the Company which, together with its Subsidiaries, has either (i) at least 10% of the consolidated total assets of the Company and its Subsidiaries or (ii) at least 10% of the consolidated total revenues of the Company and its Subsidiaries for the last full fiscal year.

     "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

     "NET WORTH" on any date means the consolidated stockholders' equity of the Company and its Subsidiaries on such date.

     "NON-FINANCIAL LETTER OF CREDIT" means any Standby Letter of Credit that is not a Financial Letter of Credit.

     "NOTE" means a Revolving Note or a Swingline Note, as the context may require or allow.

     "NOTICE OF BORROWING" means a notice in substantially the form of EXHIBIT A.

     "NOTICE OF CONVERSION/CONTINUATION" means a notice in substantially the form of EXHIBIT B.

     "OBLIGATIONS" means all advances, debts, liabilities, obligations, covenants and duties arising under any Credit Document owing by any Credit Party to any Lending Party, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

     "OECD" has the meaning specified in the definition of "Eligible Assignee."

     "OFFSHORE RATE" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest PER ANNUM at which dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman, B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market upon request of such banks at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

     The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

     "OFFSHORE RATE LOAN" means a Loan that bears interest based on the Offshore Rate.

     "ORGANIZATION DOCUMENTS" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

     "ORIGINAL CURRENCY" has the meaning specified in SECTION 10.19.

     "ORIGINATING LENDER" has the meaning specified in SECTION 10.8(d).

     "OTHER TAXES" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Credit Documents.

     "PARENT" means Tower Automotive, Inc., a Delaware corporation.

     "PARTICIPANT" has the meaning specified in SECTION 10.8(d).

     "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

     "PENSION PLAN" means a pension plan (as defined in section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) which the Company or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

     "PERMITTED ACQUISITION" means an Acquisition (i) that has been approved by the board of directors of each of the subject Persons, (ii) in which the Person or Persons other than the Company and its Subsidiaries that are subject to such Acquisition are in substantially the same or related line of business as the Company, and
(iii) after giving pro forma effect to which, would not give rise to a Default or an Event of Default and the Company would be able to incur $1 of Permitted Additional Indebtedness.

     "PERMITTED ADDITIONAL INDEBTEDNESS" means Indebtedness of the Company which, after giving pro forma effect to the creation, assumption or incurrence thereof, would not constitute a Default or Event of Default.

     "PERMITTED HOLDERS" means collectively, Onex Corporation and its Subsidiaries, J2R Partners, S.A. Johnson, Scott D. Rued, Dugald K. Campbell, James R. Lozelle and W. H. Clement.

     "PERMITTED JOINT VENTURES" mean Joint Ventures in which the aggregate amount of Investments by the Company and its Subsidiaries in any fiscal year does not exceed 10% of the Consolidated Tangible Assets for such fiscal year measured as of the date of the last such Investment with respect to Joint Ventures at any time in such fiscal year based on the last financial statements delivered by the Company pursuant to SECTION 6.1.

     "PERMITTED LIENS" has the meaning specified in SECTION 7.1.

     "PERMITTED RECEIVABLES" means all obligations of any obligor (whether now existing or hereafter arising) under a contract for sale of goods or services by the Company or any of its Subsidiaries, which shall include any obligation of such obligor (whether now existing or hereafter arising) to pay interest, finance charges or amounts with respect thereto, and, with respect to any of the foregoing receivables or obligations, (a) all of the interest of the Company or any of its Subsidiaries in the goods (including returned goods) the sale of which gave rise to such receivable or obligation after the passage of title thereto to any obligor, (b) all other Liens and property subject thereto from time to time purporting to secure payment of such receivables or obligations, and (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such receivables or obligations.

     "PERMITTED RECEIVABLES PURCHASE FACILITY" means any agreement of the Company or any of its Subsidiaries providing for sales, transfers or conveyances of Permitted Receivables purporting to be sales (and considered sales under GAAP) that do not provide, directly or indirectly, for recourse against the seller of such Permitted Receivables (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement, with respect to the amount of such Permitted Receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels; PROVIDED that the aggregate gross proceeds received by the Company and its Subsidiaries from the sale of Permitted Receivables cannot exceed $100,000,000.

     "PERMITTED SWAP OBLIGATIONS" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, PROVIDED that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" and
(b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) with respect to any Swap Contract that is not a Specified Swap Contract, any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under SECTION 8.1(a)).

     "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

     "PLAN" means an employee benefit plan (as defined in section 3(3) of ERISA) which the Company or any ERISA Affiliate sponsors or maintains or to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

     "PLEDGE AGREEMENT" means any Pledge Agreement executed by a Pledgor for the benefit of the Agent for the benefit of the Secured Parties in substantially the form of EXHIBIT H.

     "PLEDGOR" means any of the Company or its Subsidiaries that is the record owner of outstanding capital stock of a Foreign 956 Subsidiary.

     "PRICING GRID" means the pricing grid set forth in SCHEDULE 2.9.

     "PRO RATA SHARE" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Revolving Commitment divided by the Total Commitment Amount of all Lenders.

     "REFERENCE PERIOD" on any date means the four fiscal quarter period then or most recently ended.

     "REFINANCING INDEBTEDNESS" means Indebtedness created or incurred for the purpose of refinancing Indebtedness, PROVIDED that (i) the final maturity of such Refinancing Indebtedness shall not be earlier than that of the Indebtedness refinanced, (ii) the weighted average life of such Refinancing Indebtedness shall not be less than that of the Indebtedness refinanced, (iii) the aggregate principal amount of such Refinancing Indebtedness does not exceed that of the Indebtedness refinanced PLUS any premium payable in connection with such refinancing pursuant to the terms of such Indebtedness so refinanced, and (iv) if the refinanced Indebtedness is Subordinated Indebtedness, such Refinancing Indebtedness is also Subordinated Indebtedness.

     "REPLACEMENT LENDER" has the meaning specified in SECTION 3.8.

     "REPORTABLE EVENT" means any of the events set forth in section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

     "REQUIRED LENDERS" means at any time Lenders then holding more than 50% of the then aggregate unpaid principal amount of the Revolving Loans, or, if no amounts are outstanding, Lenders then having more than 50% of the aggregate amount of the Revolving Commitments.

     "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "RESPONSIBLE OFFICER" means the chief executive officer or the president or a vice president of a Person, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, the treasurer or the assistant treasurer of a Person, or any other officer having substantially the same authority and responsibility. Unless the context otherwise clearly requires, references herein to a "Responsible Officer" refer to a Responsible Officer of the Company.

     "REVOLVING COMMITMENT" has the meaning specified in SECTION 2.1.

     "REVOLVING LOAN" has the meaning specified in SECTION 2.1.

     "REVOLVING NOTE" means a promissory note in substantially the form of EXHIBIT F-1.

     "R.J. TOWER (IN)" means R.J. Tower Corporation, an Indiana corporation and a Subsidiary of the Company.

     "R.J. TOWER (KY)" means R.J. Tower Corporation, a Kentucky corporation and a Subsidiary of the Company.

     "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

     "SECURED PARTIES" means, collectively, the Agent, each LC Issuer (including each Alternate Currency LC Issuer), the Swap Providers, the Lenders, the Alternate Currency Lenders and any other Person entitled to indemnification pursuant to SECTION 10.5.

     "SOLVENT" means, as to any Person at any time, that (a) the fair value of the property (on a going concern basis) of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the New York Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property (on a going concern basis) of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "SPECIFIED SWAP AMOUNT" means, at any time, in respect of Specified Swap Contracts to which any Swap Provider is party, the Swap Termination Value relating thereto; PROVIDED that for purposes of this definition, any Swap Termination Value that is negative as to (i.e., owing by) any Swap Provider shall be deemed equal to zero (0).

     "SPECIFIED SWAP CONTRACT" means any Swap Contract made or entered into at any time, or in effect at any time (whether heretofore or hereafter), whether directly or indirectly, and whether as a result of assignment or transfer or otherwise, between the Company or any Foreign Subsidiary of the Company and any Swap Provider which Swap Contract is or was intended by the Company to have been entered into, in part or entirely, for purposes of mitigating interest rate or currency exchange risk relating to any Loan (which intent shall conclusively be deemed to exist if the Company so represents to the Swap Provider in writing), and as to which the final scheduled payment by the Company or such Foreign Subsidiary is not later than the Commitment Termination Date.

     "SPOT RATE" for a currency means the rate quoted (expressed as a decimal, rounded to the fourth decimal place) to the Agent as the spot rate for the purchase of such currency with another currency through the FX Trading Office at approximately 10:00 a.m. (Chicago time) on the date two Business Days prior to the date as of which the foreign exchange settlement is made.

     "STANDBY LETTER OF CREDIT" means a Letter of Credit other than a Commercial Letter of Credit.

     "SUBORDINATED INDEBTEDNESS" means unsecured indebtedness of the Borrower which is subordinated in right of payment to the Obligations and which contains terms and conditions which are acceptable to the Agent and the Required Lenders in their reasonable discretion (including terms and conditions with respect to amounts, maturities, covenants, defaults, remedies and subordination).

     "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

     "SUPERMAJORITY-OWNED SUBSIDIARY" means any Subsidiary of which more than 80% of the voting stock, membership interests or other equity interests is owned directly or indirectly by the

Company, or one or more of Supermajority-Owned Subsidiaries of the Company, or any combination thereof.

     "SURETY INSTRUMENTS" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

     "SWAP CONTRACT" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

     "SWAP PROVIDER" means any Lender, or any Affiliate of any Lender, that is at the time of determination party to a Swap Contract with the Company or any Foreign Subsidiary.

     "SWAP TERMINATION VALUE" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in CLAUSE (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender.)

     "SWINGLINE COMMITMENT AMOUNT" has the meaning specified in SECTION 2.10(a).

     "SWINGLINE LENDER" means BofA.

     "SWINGLINE LOAN" has the meaning specified in SECTION 2.15(a).

     "SWINGLINE NOTE" means a promissory note in substantially the form of EXHIBIT F-2.

     "TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lending Party and the Agent, respectively, franchise taxes and taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lending Party or the Agent, as the case may be, is organized or maintains a lending office.

     "TEMPORARY CASH INVESTMENTS" means any investment (i) in direct obligations issued by, or guaranteed by, the United States of America or any agency or instrumentality thereof, PROVIDED that such obligations mature within 180 days of the date of acquisition thereof, (ii) in time deposits or negotiable certificates of deposit or money market securities issued by any bank or branch having surplus of at least $500,000,000 in the aggregate at all times, payable on demand or maturing within 180 days of the acquisition thereof; PROVIDED that with respect to such time deposits, negotiable certificates of deposit and money market securities, the Required Lenders shall have at any time the right, upon notice to the Company, to reject any such bank as a bank in which such Temporary Cash Investments may be made, and (iii) investments in commercial paper rated P1 or A1 by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively, and maturing not more than 180 days from the date of creation thereof.

     "TERMINATION EVENT" has the meaning specified in SECTION 8.1(e).

     "TOTAL COMMITMENT AMOUNT" means Seven Hundred Fifty Million Dollars ($750,000,000), as reduced from time to time pursuant to SECTION 2.5 or 2.7.

     "TYPE" has the meaning specified in the definition of "Loan."

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities under section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to section 412 of the Code for the applicable plan year.

     "UNITED STATES" and "U.S." each means the United States of America.

     "VALUATION DATE" means any date on which the Agent determines the Dollar Equivalent of any Alternate Currency Loans or Alternate Currency Letter of Credit Obligations pursuant to SECTION 2.17(f).

     "WHOLLY-OWNED SUBSIDIARY" means any corporation in which (other than directors' qualifying shares and/or other nominal amounts of shares that are required to be held by Persons other than the Company (or its other Wholly-Owned Subsidiaries, as applicable) under Requirements of Law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

                                             Schedule 2.1

        Revolving Commitments and Pro Rata Shares

                             Revolving         Pro Rata
    Lender                   Commitment         Share
    ------                  -----------       ---------
Bank of America             $55,000,000       7.333333%
National Trust and
Savings Association

The Bank of Nova Scotia    $41,000,000        5.466667%

Bankers Trust Company      $41,000,000        5.466667%

The Chase Manhattan        $41,000,000        5.466667%
Bank

Comerica Bank              $41,000,000        5.466667%

First Bank National        $41,000,000        5.466667%
Association

The First National         $41,000,000        5.466667%
Bank of Chicago

ABN AMRO Bank N.V.         $30,000,000        4.000000%

CIBC Inc.                  $30,000,000        4.000000%

Caisse Nationale de        $30,000,000        4.000000%
Credit Agricole

Credit Lyonnais            $30,000,000        4.000000%
Chicago Branch

The Dai-Ichi Kangyo        $30,000,000        4.000000%
Bank Ltd., Chicago
Branch

Dresdner Bank AG New       $30,000,000        4.000000%
York and Cayman
Branches

KeyBank National           $30,000,000        4.000000%
Association

Royal Bank of Canada       $30,000,000        4.000000%

The Bank of New York       $19,000,000        2.533333%

Banque Nationale de        $19,000,000        2.533333%
Paris

The Mitsubishi Trust &     $19,000,000        2.533333%
Banking Corporation,
Chicago Branch

First Union National       $19,000,000        2.533333%
Bank of North Carolina

The Fuji Bank, Limited     $19,000,000        2.533333%


The Long-Term Credit          $19,000,000       2.533333%
Bank of Japan, Ltd.,
Chicago Branch

The Bank of Tokyo             $19,000,000       2.533333%
Mitsubishi, Ltd.,
Chicago Branch

Copperatieve Centrale         $19,000,000       2.533333%
Raiffeisen
Soerenleenbank B.A.
"Rabobank Nederland"
New York Branch

Istituto Bancario San         $19,000,000       2.53333%
Paolo di Torino S.p.A.

The Sanwa Bank,               $19,000,000       2.533333%
Limited, Chicago Branch

Th Sumitomo Bank,             $19,000,000       2.533333%
Limited, Chicago Branch

                              $750,000,000      100%


                                                         Schedule 2.9

                                   PRICING GRID


            All margins and fees are expressed as basis points.



                                            Level I        Level II       Level III       Level IV        Level V        Level VI
---------------------------------------------------------------------------------------------------------------------------------
 Debt/Capital Ratio                         < 20%        > =20%, but      > =30%, but      > =40%, but     > =50%, but    > =60%
                                                           < 30%            < 40%           < 50%          < 60%
---------------------------------------------------------------------------------------------------------------------------------
 Offshore Rate Loan Margin and              17.00          20.00            25.00           30.00          42.50          50.00
 Applicable Letter of Credit Fee Rate
---------------------------------------------------------------------------------------------------------------------------------
 Base Rate Loan Margin                       0.00           0.00             0.00            0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------
 Applicable Facility Fee                     8.00          10.00            12.50           15.00          20.00          25.00
---------------------------------------------------------------------------------------------------------------------------------


                                                                  Schedule 2.16


                             EXISTING LETTERS OF CREDIT

$3,078,838.36 Letter of Credit issued by Comerica Bank supporting the issuance of the $7,200,000 City of Auburn, Indiana Floating/Fixed Rate Economic Development Revenue Bonds, Series 1988 (R.J. Tower Corporation (Indiana) Project).

$24,233,789.04 Letter of Credit and $20,394,520.55 Letter of Credit issued by Comerica Bank supporting the issuance of the $25,000,000 City of Bardstown, Kentucky Variable Rate Demand Industrial Revenue Bonds, Series 1994 (R.J. Tower Corporation Project) and the $20,000,000 City of Bardstown, Kentucky Taxable Variable Rate Demand Industrial Revenue Bonds, Series 1995 (R.J. Tower Corporation Project), respectively.

$462,802 Letter of Credit issued by Comerica Bank for the account of Lumberman's Mutual.

$300,000 Standby Letter of Credit issued on December 14, 1992 by Comerica Bank for the account of Kalamazoo Stamping and Die Company.

                                                                 Schedule 5.5

                                      LITIGATION

1. GEL, INC. V. KALAMAZOO STAMPING AND DIE COMPANY, Case No. A95-2382 - CK (Kalamazoo County Circuit Court). Gel has alleged breach of warranty by Kalamazoo Stamping with respect to an allegedly defective progressive die manufactured for Gel with Kalamazoo Stamping's help. The parts produced with the die (steering column levers) were rejected by Gel's customer. However, the parts conformed to the prints originally supplied by Gel and the case revolves primarily around changes requested by Gel and its customer, which changes made the part not producible with this technology. Gel has offered to settle the matter for $150,000.

2. CHERYL AND BOBBY MARSHALL V. TOWER AUTOMOBILE, INC., Case No. 95-532010-CZ (Wayne County Circuit Court). Plaintiff alleges racial harassment and loss of consortium. The Company has denied all liability and has asserted that it responded to the claims of harassment with prompt and appropriate remedial action. Plaintiff filed a grievance under the collective bargaining agreement, but accepted the Company's third step answer and did not request that the claims be arbitrated.

3.   The following discrimination claims:

          a. KEVIN TOLBERT On April 4, 1994, Kevin Tolbert filed an EEOC Notice of Charge of Discrimination alleging racial discrimination and retaliation. He was suspended for three days for allegedly escorting an unauthorized former employee into Edgewood Manufacturing Corporation. He claims he was suspended because of his race and in retaliation for complaining to management.

          b. MARK E. WINSTON On April 25, 1994, Mark E. Winston filed an EEOC Notice of Charge of Discrimination alleging racial discrimination. He was allegedly subjected to racial harassment by his co-workers and when he complained to management, they allegedly did not respond. He was suspended for five days for allegedly lying. He claims he was suspended because of his race and is subjected to racial harassment.

          c. DEWEY ROSALES, EEOC Charge No. 230-940-466. On December 3, 1993, Rosales filed an EEOC Notice of Charge of Discrimination against Edgewood Tool. Rosales alleged that he was the subject of national origin discrimination because of his Mexican/American status. He had been terminated for attendance violations during his probationary period. On March 16, 1994, a Position Statement was filed on Edgewood Tool's behalf with the EEOC. In the Position Statement, the Company explained that Rosales was not treated differently than other similarly-situated employees.

          d. WILLIAM SMITH, ET AL., NLRB Case No. 7.CA.35653 On March 10, 1994, the United Automobile Workers ("UAW") filed an unfair labor practice charge on behalf of William Smith and four other employees alleging that they were terminated in violation of Section 8(a)(3) of the National Labor Relations Act ("NLRA"). Because Section 8(a)(3) prohibits discrimination based upon union activity, violation of the NLRA can only be found after showing that the employees protected conducted was a "motivating factor" in the employer's decision to terminate them. The five (5) individuals were terminated for a variety of infractions: 1) Smith for throwing things; 2) Miller for adjusting the counter to register production which was not run;
          3) Kurowicki for excessive absenteeism; 4) Cadmus for positive drug test; and 5) Quigley for poor performance. The unfair labor practices filed on behalf of Smith, Miller, Kurowicki and Cadmus have been dismissed, leaving only the claim of Quigley outstanding.

4.   Matters disclosed on SCHEDULE 5.12.

5. VEHMA INT'L OF AMERICA, INC. V. GILLE & A.O. SMITH CORPORATION, 28th District Circuit Court, Gibson County, Tennessee, Case No. 7351.

6.   Tax Audits in Process with respect to A.O. Smith Corporation

     a.   Warren County, KY Property Taxes 1991-1995
          Assessed - $4,634   May 9, 1996
          Protested several adjustments
          No response as of 1/9/97

     b.   State of Wisconsin Sales Tax 1989-1992
          Formal Assessment not received 1/9/97

          Estimated assessment tax, interest, penalties excluding     $800,000
             refund of tax on computer software which WI Dept.
             of Revenue lost on appeal
          Tax/interest adjustment                                      175,000
                                                                     ----------
               Net                                                    $625,000
                                                                     ----------
     c.   Income Tax Audits

          1.   U.S. Federal 1993-1994

          2.   Canada Federal 1992-1994 (A.O. Smith Enterprises Ltd.)

                                                                   Schedule 5.7
                                       ERISA

None.

                                                                 Schedule 5.11

                               PERMITTED LIABILITIES

None.

                                                                 Schedule 5.12
                                ENVIRONMENTAL MATTERS

1. All facts, events and circumstances identified in the following environmental reports and correspondence are incorporated herein by reference and are deemed set forth in this Schedule 5.12:

     a. Five (5) separate Phase I Environmental Site Assessments dated July 11, 1995 prepared by Montgomery Watson Americas, Inc. for Masco Corporation with respect to five (5) properties of Trylon Corporation in Traverse City, Michigan.

     b. Environmental due diligence assessments for four (4) Trylon Corporation facilities in Traverse City, Michigan dated January 5, 1996 prepared by Roy F. Weston, Inc., for Tower Automotive, Inc.

     c. Phase I Environmental Assessments of R.J. Tower Corporation Facilities Greenville, Michigan, and Auburn, Indiana, ENVIRON Corporation,
          April 1, 1993.

     d. Phase I Environmental Site Assessment, Bardstown Industrial Park, Law Environmental, Inc., January 1994 and Addendum Update to Report of Phase I Environmental Site Assessment, June 8, 1994.

     e. Report of Preliminary Geotechnical Exploration, Bardstown Industrial Park, Law Engineering, October 11, 1989.

     f. Letters from Brian R. Land, Counsel to Company, to Comerica Bank, dated May 12, 1993; May 28, 1993; June 11, 1993; July 13, 1993; and
          October 11, 1993 regarding "Environmental Actions" undertaken by Company pursuant to Exhibit L of the April 15, 1993 Credit Agreement with Comerica Bank.

     g. Phase I Environmental Assessment Report, Edgewood Tool and Manufacturing Co., Soil and Materials Engineers, Inc., November 2, 1990.

     h. Level II Environmental Site Assessment, Edgewood Tool & Manufacturing Co., Soil and Materials Engineers, Inc., December 27, 1990.

     i. Phase I Environmental Site Assessment, Edgewood Tool & Manufacturing, Testing Engineers & Consultants, Inc., December 7, 1992.

     j. Phase II Environmental Site Assessment, Edgewood Tool & Manufacturing Company, Testing Engineers & Consultants, Inc., February 22, 1993.

     k. Phase I Environmental Site Assessment, Yale Stamping Company, U.S. Environmental Consulting, Inc., December 22, 1992.

     l. Phase II Environmental Site Assessment, Yale Stamping Company, U.S. Environmental Consulting, Inc., October 5, 1993.

     m. Environmental Site Assessment, Vickers Incorporated, Environmental Science & Technology, Inc., July 15, 1991.

     n. Phase I Environmental Site Assessment, Former Vickers Facility, Great Lakes Environmental Services, Inc., March 22, 1993.

     o. Environmental Evaluation of Ann Arbor Assembly Corporation, Edgewood Tool & Manufacturing Company, and Yale Stamping Company, WW Engineering & Science, Inc., April 1994.

     p. Phase I Environmental Assessment for Kalamazoo Stamping and Die Company, 1815 and 1828 Palmer Avenue, Kalamazoo, Michigan 49001, Professional Service Industries, Inc., June 9, 1994.

     q. Phase I Environmental Assessment for Kalamazoo Stamping and Die Company, 2105 and 2225 Glendening Road, Kalamazoo, Michigan, 49001, Professional Service Industries, Inc., June 9, 1994.

     r. Phase I Environmental Assessment for Kalamazoo Stamping and Die Company 2500 and 2501 Millcork Street, Professional Service Industries, Inc., June 9, 1994.

     s. Letter from Douglas J. Kirby, Professional Service Industries, Inc. to Al Gemrich; Gemrich, Moser, Bowser, Fette and Lohrmann; regarding Phase I Site Assessments Addendum, June 24, 1994.

     t. Environmental Regulatory Compliance Review and Offsite Waste Disposal Assessment of the Kalamazoo Stamping & Die Company Facilities located at 1815/1828 Palmer Avenue and 2105/2225 Glendening Road, Kalamazoo, Michigan, Earth Tech, June 1994.

     u. Phase II Environmental Investigation At Kalamazoo Stamping and Die Company, Kalamazoo, Michigan, June 22, 1994.

     v. Remedial Investigation, Former Underground Storage Tank Area, Kalamazoo Stamping and Die Company, 1828 Palmer Avenue, Kalamazoo, Michigan, Earth Tech, June 1994.

     w. Environmental Assessment of the A.O. Smith Corporation Automotive Products Company dated February 1997 prepared by ENVIRON International Corporation for Kirkland & Ellis.

     x. The Property Status and Environmental Compliance Summary, dated October 1996 (the "SUMMARY"); provided, however, that to the extent that a statement contained in this Schedule conflicts with any statement contained in the Summary, the statement contained in the Schedule shall control and be deemed to supersede or modify the statement in the Summary.

2. OSHA Wisconsin 200 Program Investigation, Opening Conference November 21, 1996 (proceeding consists of routine OSHA evaluation of A.O. Smith arising from costs of Worker's Compensation claims).

3. OSHA Notice of Violation with respect to death of a full-time employee, David Keel, at Granite City Plant on October 27, 1995. Wrongful death lawsuit pending in Madison County, Illinois; KEEL V. A.O. SMITH CORPORATION AND GARY DAKE, Case No. 96-L-38.

4. A.O. SMITH V. MILWAUKEE METROPOLITAN SEWERAGE DISTRICT, No. 95-CV-007992 (Milw. County Cir. Ct.).

5.   Milwaukee, Wisconsin Facility

     A. An application for a Title V operating permit for the Milwaukee facility was submitted in spring, 1995; and a subsequent modification has also been completed. The permit will cover VOC's, NOx and several hazardous air pollutants (HAP's). The Wisconsin Department of Natural Resources ("WDNR") has not yet acted on the permit application.

     B. The facility is in the process of relocating one of its assembly lines and adding a coating operation to support this manufacturing. As such, a Title V application is being prepared.

     C. This facility is located in a severe nonattainment area for ozone and is therefore subject to an ozone episode plan, whereby the facility must shut down and curtail business operations in a sequenced fashion in the event of a significant ozone nonattainment episode.

     D. In 1984-85 A.O. Smith closed and remediated approximately 4 acres of the Milwaukee site, which was previously used for storage of spent acid in evaporation ponds during the 1950's to the mid-60's. The work, which was done under the approval of the Wisconsin Department of Natural Resources ("WDNR"), involved a site investigation and corrective action to contain the acid residues. Additional information is set forth in the reports titled EVALUATION OF FORMER PICKLE LIQUOR DISPOSAL SITE, SUMMARY REPORT, Donahue & Associates, September 10, 1982; PROJECT MANUAL FOR WASTE CONTAINMENT FACILITIES, Donahue & Associates, 1983; and CONSTRUCTION REPORT & LONG-TERM MONITORING PROGRAM FOR WASTE CONTAINMENT PROJECT, Donahue & Associates, July, 1984. The facility is required to perform annual maintenance of the asphalt and concrete cap that limits the intrusion of precipitation, as well as periodic monitoring of shallow groundwater for the compounds of concern to verify that the containment wall construction is intact. This area was investigated by a consultant contracted to EPA Region V for possible listing on the National Priorities List, whose report is titled SCREENING SITE INSPECTION REPORT, A.O. SMITH SITE, Ecology & Environment, April 10, 1990.

     E. The Milwaukee site has registered 59 underground storage tanks, and to date has closed 46. Five (5) USTs are still in use, two (2) of the remaining tanks are currently in remediation with an approved Work Plan under the direction of the WDNR, and six (6) tanks are in the process of being closed or exempted by the program deadline in 1998. Additional information is set forth in the reports titled SODIUM HYDROXIDE UST INVESTIGATION REPORT, Geraghty & Miller, December 12, 1988; LETTER FOR VARIANCE REQUEST TO ABANDON-IN-PLACE FIVE UST'S, Briohn Construction, July 5, 1994; and TANK CLOSURE REPORT-BUILDING 65 ANNEX, Delta Environmental, March 25, 1996.

     F. A.O. Smith also acquired a gas station adjacent to the Milwaukee site in 1989. Six underground storage tanks were removed and one tank required further soils remediation. A.O. Smith has received "no further action" letters from the WDNR for these tanks. Additional information is set forth in the reports titled ENVIRONMENTAL SITE ASSESSMENT, A.O. SMITH SERVICE STATION, 3456 NORTH 27TH STREET, MILWAUKEE, WI, Foth & Van Dyke, March 1990 (closure of 5 UST's); and UNDERGROUND STORAGE TANK REMOVAL (FRIEDENBERG GAS STATION), RMT, August 1992.

     G. During demolition of a previous coating operation in 1994 at the Milwaukee facility, contaminated soil was discovered at the location. The coating building (called the Building 5 location) was razed and A.O. Smith voluntarily undertook a site investigation and soils removal operation. To date the WDNR has assigned this project a low priority and A.O. Smith is continuing with the required site investigation and clean-up. No groundwater impacts have been detected to date. Additional information is set forth in the reports titled TANK REMOVAL & CLOSURE

          ASSESSMENT (SOLVENT TANK BLDG. 5), Swanson Environmental,
          May 12, 1994; and SITE INVESTIGATION/CONSTRUCTION DOCUMENTATION REPORT FOR THE FORMER BUILDING NO. 5, A.O. SMITH AUTOMOTIVE PRODUCTS COMPANY, Volumes 1 & 2, STS Consultants, November 12, 1996. The facility submitted their report to the WDNR by letter dated
          January 20, 1997 requesting clean closure for this remediation activity.

     H. Since the mid-60's the Milwaukee facility used an underground storage tank for the storage of spent acid prior to shipment off-site. This waste is considered a corrosive (D002) and, as such, is regulated under RCRA as a hazardous waste. In 1992-1993 the underground storage tank was formally closed and removed based on evidence during closure that no signs of leakage were discovered; a formal closure was received from the WDNR. Additional information is set forth in the report titled DOCUMENTATION REPORT FOR CLOSURE OF THE HAZARDOUS WASTE UST, RMT, March 1994. The facility has also withdrawn by letter from state RCRA Treatment, Storage or Disposal Facility ("TSDF") status with the closure of this tank and has received a letter from the WDNR verifying this change. However, the facility remains a large quantity generator of hazardous waste due to the spent acid generated.

     I. A portion of the Milwaukee site is covered by combined sewers (sanitary and storm collection). The Milwaukee Metropolitan Sewerage District constructed a large "deep tunnel" collection system to deal with mixed combined sewage overflows which occur during significant precipitation events. In implementing this system, MMSD diverted one of the Milwaukee operation's Wisconsin Pollution Discharge Elimination System ("WPDES") surface water discharge streams to the deep tunnel in 1994. MMSD thereafter issued a notice of non-compliance for clear water discharges in violation of its ordinance and ordered the facility to divert or find other suitable means to eliminate the discharge of approximately 1/2 million gallons per day of the clear water discharge. A.O. Smith has filed an action against the sewerage district alleging an illegal "taking."

6.   Granite City, Illinois Facility

     A. The facility has a general stormwater discharge permit (Permit No. ILR000458). An environmental consultant has been retained to develop the Stormwater Pollution Prevention Plan and will arrange to conduct the required stormwater monitoring program.

     B. Based on a recent water survey, the facility may be required to obtain a National Pollution Discharge Elimination System discharge permit for non-contact cooling water discharges from the on-site retention pond. This action is currently being reviewed by an environmental consultant.

     C. This facility removed several production parts washers in late 1996, which were permitted for natural gas combustion. The Company intends to notify the IEPA to have these removed as sources from its air operating permit.

     D. A Spill Prevention Control and Countermeasures Plan ("SPCC") is needed due to the quantities of petroleum products stored on site. An environmental consultant has been retained to develop this plan.

     E.   This facility registered seven (7) underground storage tanks.  Three
          (3) tanks were abandoned or removed in 1988. One of the seven tanks was misidentified and is actually an oil/water separator used as a wastewater control device. The other three small volume tanks registered as underground storage tanks are actually aboveground storage tanks. Additional information is set forth in the letter documenting the cleaning & disposal of 12,000 gallon UST, Geraghty & Miller, August 4, 1988; and report titled TANK REMOVAL & ABANDONMENT OVERSITE REPORT, Geraghty & Miller, December 20, 1988.

     F. The facility was alleged to be in significant non-compliance under its wastewater discharge permit during 1993, 1994 and 1995 for oil and grease violations. An administrative order was issued to the facility by the POTW in December 1995. Early in 1996 additional equipment resolved the problems by removing oil and grease. The results of monthly monitoring have shown that only one violation has occurred since January 1996 and this was due to a change in the test method being used to detect oil and grease by A.O. Smith's analytical laboratory. A fine of $250 was paid for this violation.

7.   Milan, Tennessee Facility

     A. The Milan operation was issued state operating permits for air emissions covering individuals sources (Permit Nos. 019494F, 019495P, 019839F and 020025P). The state operating permit was recently modified by letter to the agency due to the removal of several sources which reduced the facility's emissions to a "minor" or insignificant source status.

     B. The facility is revising its current Stormwater Pollution Prevention Plan due to operational changes that recently occurred. This is being handled by Company staff.

     C.   The Milan facility has a wastewater discharge permit (Permit
          No. MT91-01) for the discharge of industrial process and sanitary wastewaters.

     D. Because the POTW is undergoing scrutiny by the Tennessee Department of Environment and Conservation, a series of new draft industrial permits have been issued. On initial review it appears the POTW is raising or maintaining the level of pollutants allowed in the discharge so the new permit may be more favorable to the Milan facility. A.O. Smith is in the process of reviewing and will likely provide comments on the new permit prior to the time it is issued.

     E. A.O. Smith is in the process of reviewing the need for a Spill Prevention Control and Countermeasures Plan.

     F. In 1994 a release of diesel fuel occurred when a metering device malfunctioned and the material was released. The Tennessee Department of Environment and Conservation was notified and clean-up of material and soils was conducted and the debris and soils were properly disposed. A written report was made to the agency in a February 21, 1994 letter report titled RELEASE REPORT OF JANUARY 20, 1994, A.O. SMITH AUTOMOTIVE PRODUCT FACILITY, MILAN, TN, from A.O. Smith to the Tennessee Emergency Response Council and the Gibson County Emergency Management Agency. No further action has been required by the state authority. Since that time, secondary containment curbing and a leak detection system have been installed in the area.

     G. The Milan facility registered one (1) underground storage tank. In 1991 this underground storage tank was excavated and removed. At that time contaminated soil was found and remediated on-site via passive soil venting. A final report was submitted to the Tennessee environmental agency. No further action has been required and the agency provided a letter dated January, 1993 indicating that proper closure was attained for the underground storage tank. Additional information is set forth in the reports titled A.O. SMITH MILAN TN - REMEDIATION OF CONTAMINATED SOILS FROM UST EXCAVATION, letter report, Radian Corporation, November 11, 1991; UST CLOSURE, A.O. SMITH MILAN TN, letter report, Radian Corporation, December 2, 1991; and COMPLETION OF SOIL REMEDIATION AT A.O. SMITH, MILAN TN, letter report, A.O. Smith Corporation, January 13, 1993.

8.   Bowling Green, Kentucky Facility

     A. A wastewater discharge permit application, along with a wastewater questionnaire, was submitted to the Bowling Green Municipal Utilities prior to start-up of the facility. In the application, the major discharge of wastewater was sanitary, although less significant levels of cooling and process waters were also expected. The Publicly Owned Treatment Works ("POTW") responded with a letter dated August, 1990 indicating that a permit would not be required and the facility would be maintained in "registered" status by the POTW.

     B. Due to the closure of the facility in June, 1994 the POTW was advised by letter from the company that it was temporarily suspending operations and asked that the current permit status remain unchanged although moved to an inactive status. With the recent reopening of the plant, the utility has been advised that the plant intends to return to operations. However, the change in SIC code and the installation of parts washers required that a revised discharge survey questionnaire be submitted to cover these added processes which was submitted in April, 1996. To date no response has been received by the facility, but it is likely that a modification will be necessary to the application and a permit may subsequently be issued covering the facility's manufacturing activities.

     C. The Bowling Green facility has a general stormwater permit (Permit No. KYR000000). The facility closed before a stormwater pollution prevention plan could be implemented. With the plant reopening, it is likely the required plan will need to be put in place. The existing permit covered the facility through October 1, 1997. The facility discharges stormwater to the retention pond located in the corporate industrial park.

     D.   Previously the facility held an air operating permit (Permit
          No. 105-3960-0087) covering natural gas combustion for comfort heating and a burn-off oven. When the facility suspended operations, the agency was asked to maintain the existing permit but move it to inactive status through a notification letter. With the reopening of the plant, an air permit modification was submitted which describes the removal of the burn-off oven, the addition of aqueous parts washers, assembly welding processes, and the addition of a shot blaster and baghouse to control air emissions. To date no permit revisions have been received, although the facility did receive a letter dated August 21, 1996 from the Department for Environmental Protection of the Commonwealth of Kentucky indicating that the permit modification application has been received and is under review by the agency. The facility anticipates that a modification to the permit will likely result from the application.

     E. With the reopening of the plant and a change in the processes, a revised Notification of Hazardous Waste Activity has been submitted (April, 1996) indicating the facility expects to generate hazardous waste classified as D001 (ignitable) as a small quantity generator. The change indicates the facility should be removed from inactive and returned to active status under RCRA.

     F. Prior to leasing the site in 1990, A.O. Smith performed a Phase I site assessment. Additional information is set forth in the Phase I report which is titled BOWLING GREEN CORPORATE PARK - SUMMARY OF ENVIRONMENTAL ASSESSMENT, letter report from The Earth Technology Corporation, February, 1990. The findings noted that the property was previously used for agricultural purposes. The report indicates that some debris was found on the site (E.G., used tires, discarded furniture, etc.). This debris was removed from the site by the city prior to development.

9.   Corydon, Indiana Facility

     A. Wastewater is discharged to the City of Corydon's wastewater treatment plant through the sanitary sewer system. This discharge is not regulated by a wastewater discharge permit even though the facility applied for one when it was first being built. The facility has instead received a letter dated January, 1990 from the POTW indicating that it is considered "registered" status only. In July 1996, the Indiana Department of Environmental Management ("IDEM") indicated that a permit may be required; the facility is in the process of resolving this discrepancy with both IDEM and the POTW.

     B. The facility applied for a general stormwater permit in September, 1992 by filing a "notice of intent" letter to be covered. An acknowledgment letter was received from the Indiana Department of Environmental Management but a general stormwater permit has not been issued to the facility to date. An environmental consultant has been retained to ascertain the permit status and any necessary additional information to provide to the state, prepare a Stormwater Pollution Prevention Plan and conduct any necessary monitoring required under Indiana's program.

     C. Prior to beginning manufacturing operations a permit application was submitted for the Corydon facility covering air emissions from welding, coating and comfort heating. The Indiana Department of Environmental Management, after reviewing the application, determined that emissions were sufficiently low to "register" the facility rather than issue an operating permit.

     D. In 1991, when the plant was expanded to include heavy truck assembly, a modification application was submitted covering the spray application of a water-reducible primer. Again, the facility was determined to be registered status only, although this time the facility was issued a registration number (061-00014). A letter was submitted to the Indiana Department of Environmental Management in August, 1996 describing changes, which included the elimination of a parts washer and the addition of another welding line in the plant. No response has been received to date, but a permit engineer was contacted at the agency who indicated it is unlikely that the facility's status would change as a result of these modifications.

     E. A Phase I property assessment was conducted in November, 1988. Additional information is set forth in the Phase I report which is titled PROPERTY ASSESSMENT REPORT OF CORYDON SITE, (provided by developer), Law Engineering, fax of November 23, 1988.

10.  Plymouth, Michigan Facility

     A. Wastewater is discharged to the Ypsilanti Community Utilities Authority which has received authority to regulate as a POTW. The facility submitted a permit application and wastewater questionnaire to this agency prior to start-up. Since the facility is expected to only discharge sanitary wastes to the sanitary sewer, the facility is considered as registered status only and has not been given a permit.

     B. The facility has a general stormwater permit (Permit No. MIR000000 for location MIR11D344). A draft Stormwater Pollution Prevention Plan has been prepared and the Company is preparing to obtain the necessary certification by the required compliance date.

     C. The facility submitted an application under the Title V permitting rules in January, 1996 to the Wayne County Department of Environment which is a regional air board that has been given jurisdiction in the metropolitan Detroit area. The sources covered are welding and comfort heating using natural gas combustion. In a letter to the facility dated January, 1996 the agency determined that these sources are exempt under the Michigan air management regulations so an operating permit will not be required. No further action is required unless changes or modifications are made to the processes which emit air pollutants.

     D. The facility submitted a Notification of Hazardous Waste Activity in January, 1996. The anticipated hazardous waste is an ignitable solvent from spent parts cleaning solvent. The initial classification assigned was that of small quantity generator ("SQG"). The agency issued a generator number to the facility (MIR00011742) for the tracking of hazardous wastes under the small quantity generator status in January, 1996.

     E. An Emergency Planning and Community Right-to-Know Act (EPCRA) notification under Section 302 was made to the Department of Environmental Quality in August, 1996 identifying the facility and a contact person for this regulatory area. No Tier II reporting has been conducted to date.

     F. In a letter dated January 3, 1997, a consultant advised A.O. Smith that based on an assessment performed on September 17, 1996 that a Spill Prevention Control and Countermeasures Plan will not be required for the facility. A.O. Smith is in the process of evaluating the consultant's assessment. The Consultant is evaluating whether state Pollution Incident Prevention Plan requirements are applicable to the facility.

     G. Prior to leasing the property A.O. Smith conducted Phase I and Phase II assessments. Additional information is set forth in the Phase I and Phase II report which is titled PHASE I ENVIRONMENTAL ASSESSMENT AND PHASE II SITE INVESTIGATION, PLYMOUTH OAKS BUSINESS PARK, Superior Environmental, March 5, 1996. Remedial activities were conducted on the property by the previous owner, which included soils remediation and groundwater investigation. The property received a Type-B closure from the Michigan Department of Natural Resources prior to redevelopment.

11.  Roanoke, Virginia Facility

     A. An application was made for the discharge of domestic sanitary wastes, cooling tower blowdown and minimal quench water wastes to the Botetourt Regional Pollution Control Plant in January, 1996. Included in this application was the connection permit for the sanitary sewer access to the conveyance system. To date the facility's wastewater discharge permit application has not been acted on.

     B. When the facility begins production it will need to apply for a general stormwater discharge permit and will be required to prepare a Stormwater Pollution Prevention Plan.

     C. The facility has an air operating permit (Identification Number 21265) covering construction and operations. The only source permitted is the arc plasma cutting operation, while the other sources in the plant have been placed on "registered" status.

     D. A Notification of Hazardous Waste Activity was submitted to the state and a registration number was received identifying the facility as SQG status.

     E. Because the facility has not yet started production, the requirements for a Spill Prevention Control and Countermeasures Plan have yet to be determined.

     F. Prior to purchasing the site, A.O. Smith performed Phase I and Phase II property assessments. Additional information is set forth in the Phase I and Phase II report which is titled PHASE I & II ESA'S, LOT 2 VISTA CORPORATE PARK, BOTETOURT COUNTY, VA, Trigon Engineering, August
          29, 1995.   Some debris had been disposed on the property in a
          sinkhole in the central portion of the site, resulting from the karst terrain which predominates the geology in the area. Although these materials had been removed, the above-referenced Phase II was conducted to investigate this area along with other "random" locations.

12.  Rockford, Illinois Facility

     A. In April, 1994 the facility submitted an application for the modification of the air permit to include additional sources and requested that the facility be removed from

          New Source Permit ("NSP") designation. The Company believes this has occurred.

     B. Wastewater is discharged to the Rock River Water Reclamation District via the sanitary sewer system pursuant to a wastewater discharge permit (Permit No. 112).

     C. A second application was submitted to install an additional makeup air unit in 1996.

     D. In 1989 a property assessment was performed on the Parkside Warehouse Complex prior to entering into the lease. Additional information is set forth in the assessment report which is titled ENVIRONMENTAL ASSESSMENT, PARKSIDE WAREHOUSE, INC., ROCKFORD, IL, Cold Spring Resources, August 15, 1989.

     E. A 1996 inspection by the Illinois EPA found that no hazardous wastes have been generated and the facility received a LETTER indicating it should review its status and determine if an RCRA identification number is still necessary. Since the inspection, a parts cleaning machine has been placed back in service and A.O. Smith has decided to maintain its RCRA identification number.

     F. A complaint was filed with IEPA in 1995 which resulted in a letter documenting a site inspection for stormwater compliance. An oil discharge was migrating from near the building area where scrap steel is stored to a storm drain in the parking lot. Following the inspection, A.O. Smith installed a containment area around the steel storage box and a storm roof over the area to prevent the intrusion of stormwater into the area. A follow-up inspection occurred in February, 1996 and the agency by letter reminded the facility of the requirement to provide annual inspection reports for the stormwater compliance program. A.O. Smith is currently addressing this issue with the assistance of an environmental consultant.

13.  Bellevue, Ohio Facility

     A. The facility was issued a stormwater discharge permit (Permit No. OHR000002). and has undertaken the development of a Stormwater Pollution Prevention Plan.

     B. The facility has an industrial wastewater discharge permit (Permit No. 95-3714-W26).

     C.   A.O. Smith is developing a Spill Prevention Control and
          Countermeasures Plan using an outside consultant.

     D. Prior to purchasing the property the Company conducted a Phase I property assessment at this location. Additional information is set forth in the Phase I report which is titled ENVIRONMENTAL ASSESSMENTS FOR TWO PARCELS, WELLINGTON & BELLEVUE, OH, Cold Spring Resources, November 7, 1989.

     E. During refueling operations at the site in 1993, a release of diesel fuel at the facility impacted the shallow surface soils and had to be cleaned up. An outside remediation contractor was retained to conduct and oversee the clean-up operations. The contaminated soil was removed and disposed of at a local landfill. The excavated area was subsequently backfilled with clean fill and compacted to return the site to its original condition. A report was obtained from the remediation contractor with confirmation sampling results showing that remediation of the area was conducted properly. Additional information is set forth in the remediation contractor's report which is titled REPORT ON CLOSE-OUT OF EXCAVATION, letter report from OHM Remediation Services, September 14, 1994.

14.  Belcamp, Maryland Facility

     A. The facility has a wastewater discharge permit (Permit No. 89-DP-2639) for the discharge of industrial and sanitary wastes.

     B. A.O. Smith is in the process of reviewing the need for a Spill Prevention Control and Countermeasures Plan.

     C. Prior to acquisition of the site in 1988, Phase I and II environmental property assessments were performed at this location by an outside consulting firm. The Phase II consisted of sediment and soil samples from selected locations which were analyzed for metals and VOC's. Additional information is set forth in the Phase I and Phase II report which is titled PROPERTY ASSESSMENT OF FLYNN & EMICH CO. FACILITY, BELCAMP MD, letter report from Geraghty & Miller, March 30, 1988.

     D. The facility received a Notice of Violation from the POTW dated December 24, 1996 regarding failure to report sump maintenance. The facility responded by letter dated January 3, 1997, and is in the process of completing and documenting sump maintenance. No fines or penalties have resulted from this Notice.

15.  Barrie, Ontario Facility

     A. Prior to leasing the facility in 1991, A.O. Smith Enterprises Ltd. conducted Phase I and II property assessments at the site. Additional information is set forth in the Phase I and Phase II report which is titled BELLVIEW DEVELOPMENTS LIMITED, BARRIE, ONTARIO, PHASE I & PHASE II ENVIRONMENTAL ASSESSMENT FINAL REPORT, Environmental Strategies Corporation, May 14, 1991. The Phase II assessment consisted of soil borings in an area of distressed vegetation and additional random locations. Total petroleum hydrocarbons were detected at one location, but because the soils in the area are of a clay-based geology and the sample was near the surface, the movement of the petroleum materials was not found to be of concern.

     B. In March, 1996 A.O. Smith Enterprises Ltd. performed another Phase I property assessment due to the potential sale and property transfer of the site from the previous owner. Additional information is set forth in the 1996 Phase I report which is titled A.O. SMITH FACILITY, BARRIE, ONT, PHASE I ENVIRONMENTAL SITE ASSESSMENT, O'Brien & Gere Engineers, March 29, 1996. This assessment was essentially a revisiting of the previous environmental property assessment to see if any changes had occurred, along with a baseline assessment to determine the environmental compliance of the A.O. Smith Enterprises Ltd.' operations at the site since 1992.

16.  Fenton, Missouri Facility

     A. An ASTM-type property assessment was completed on the initial warehouse building. Additional information is set forth in the assessment report which is titled PHASE I ENVIRONMENTAL SITE ASSESSMENT, 2001 HITZERT COURT, FENTON, MO, O'Brien & Gere Engineers, September 12, 1995.

     B. A property assessment for the current property was conducted using an ASTM property assessment protocol in February, 1996. Additional information is set forth in the assessment report which is titled PHASE I ENVIRONMENTAL SITE ASSESSMENT, 2012 OVERMEYER DRIVE, FENTON, MO, O'Brien & Gere Engineers, February, 1996. An asbestos survey was performed on the building materials as a component of this assessment.

17.  Off-Site Waste Disposal Facilities requiring remediation

     A.   Fadrowski Drum Disposal, Franklin, Wisconsin.

     B.   Marina Cliffs Barrel Site, South Milwaukee, Wisconsin.

     C.   Master Disposal Landfill, Milwaukee, Wisconsin.

     D. Boundary Road Landfill (also called the Lauer Unit 1 Landfill), Menomonee Falls, Wisconsin.

     E.   PCB Treatment, Inc., Kansas City, Missouri.

     F.   Diaz Refinery, Diaz, Arkansas.

                                                                 Schedule 5.15

                        SUBSIDIARIES AND MINORITY INTERESTS

PART (a)

Edgewood Manufacturing Corp. ( Delaware)
Kalamazoo Stamping and Die Company ( Michigan)
Tower Automotive Delaware, Inc. f/k/a/ MascoTech Stamping Technologies, Inc. (Delaware)
Tower Automotive Products Company, Inc. (Delaware)
R.J. Tower Corporation (Indiana)
R.J. Tower Corporation (Kentucky)
Trylon Corporation (Michigan)
Tower Automotive Canada, Inc. (Ontario, Canada)
Tower Italia, S.R.L.
Tower Automotive do Brasil (Brazil)
Changchun A.O. Smith Golden Ring Automotive Products
  Company, Ltd. (Changchun, China) (name to be changed to
  Changchun Tower Automotive Golden Ring Company, Ltd.)
Tower Automotive Limited (United Kingdom)

PART (b)

None.

                                                                 Schedule 5.16

                                 INSURANCE MATTERS

None.

                                                                   Schedule 7.1

                                  PERMITTED LIENS

All liens and interests reflected on the papers and titles to any real property.


                File Date and
    Debtor         Number         Secured Party        Collateral Description          Amount
  R.J. Tower       1521168         The Indiana           Substantially all             $3,600,000
  Corporation      8/29/88      National Bank, as     Machinery, Equipment and
  (an Indiana                        Trustee                  Fixtures
 corporation)                                          Continuation:  8/24/93


Liens and security interests granted in connection with the issuance of the Existing IRBs.

Liens and security interest granted in connection with the issuance of the $1,000,000 The Industrial Development Board of the City of Milan, Tennessee Industrial Revenue Bonds, Series 1979 (A.O. Smith Corporation Project) dated October 31, 1979.

Liens and security interested granted in connection with pursuant to the $50,000,000 Receivables Purchase Facility to A.O. Smith Corporation by Norwest Bank dated November 30, 1996, as amended.

A.O. Smith Corporation must assign to the following customers all right, title and interest in trademarks, copyrights, and mask works in any material created under purchase orders with such customers: (i) General Motors Corporation and
(ii) General Motors of Canada Limited.



 SECURED PARTY                             AMOUNT         COLLATERAL DESCRIPTION
 Principal Mutual                         75,551.00      Life Insurance Loans

 Chrysler Credit                          15,150.00      Loan - 1991 Plymouth Voyager
 Chrysler Credit                          18,569.00      Loan - Chrysler T300 Pickup Truck

 First of America                         24,823.00      Loan - 1993 Jeep Cherokee

 Former Shareholders of Edgewood       5,000,000.00      Convertible Notes
 and Ann Arbor Assembly

 John Daly                                92,000.00      Note



                                                                 Schedule 7.2

                               PERMITTED DISPOSITIONS

None.

                                                                  Schedule 7.4

                               PERMITTED INVESTMENTS

Joint Venture in China JV as such term is defined in the APC Acquisition Documents.

Approximately $175,000 in loans to employees.

Approximately $10,800,000 in unexpended proceeds relating to the Existing IRBs restricted to investments in short-term treasury securities.

                                                                   Schedule 7.5

                                PERMITTED INDEBTEDNESS



 Principal Mutual                       75,551.00        Life Insurance Loans

 Chrysler Credit                        15,150.00        Loan - 1991 Plymouth Voyager

 Chrysler Credit                        18,569.00        Loan - Chrysler T300 Pickup Truck
 First of America                       24,823.00        Loan - 1993 Jeep Cherokee

 Former Shareholders of Edgewood     5,000,000.00        Convertible Notes
 and Ann Arbor Assembly

 John Daly                              92,000.00        Note


Indebtedness incurred in connection with the issuance of the Existing IRBs.

Indebtedness entered into in connection with the issuance of the $1,000,000 The Industrial Development Board of the City of Milan, Tennessee Industrial Revenue Bonds, Series 1979 (A.O. Smith Corporation Project) dated October 31, 1979.

                                                                   Schedule 7.8

                               CONTINGENT OBLIGATIONS

Earn-out amount to be paid to MascoTech, Inc. relating to the acquisition of the stock of Tower Automotive Delaware, Inc. which amount will be paid on May 31, 1997, 1998 and 1999 based on operating results not to exceed $30,000,000 in the aggregate.

                                                      Schedule 10.2

        OFFSHORE AND DOMESTIC LENDING OFFICES, ADDRESSES FOR NOTICES


R.J. TOWER CORPORATION
A MICHIGAN CORPORATION

ADDRESS FOR NOTICES:

Tower Automotive, Inc.
6303 28th Street S.E.
Grand Rapids, MI 49546

Attention:  Anthony Barone
Telephone:  (616) 954-7566
Facsimile:  (616) 954-7599

WITH A COPY TO:

Hidden Creek Industries
4508 IDS Center
Minneapolis, MN 55402

Attention:  Carl Nelson
Telephone:  (612) 332-2335
Facsimile:  (612) 332-2012

AND

Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Attention:  Linda Riley
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

R.J. TOWER CORPORATION
AN INDIANA CORPORATION

ADDRESS FOR NOTICES:

Tower Automotive, Inc.
6303 28th Street S.E.
Grand Rapids, MI 49546

Attention:  Anthony Barone
Telephone:  (616) 954-7566
Facsimile:  (616) 954-7599

WITH A COPY TO:

Hidden Creek Industries
4508 IDS Center
Minneapolis, MN 55402

Attention:  Carl Nelson
Telephone:  (612) 332-2335
Facsimile:  (612) 332-2012

AND

Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Attention:  Linda Riley
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

R.J. TOWER CORPORATION
A KENTUCKY CORPORATION

ADDRESS FOR NOTICES:

Tower Automotive, Inc.
6303 28th Street S.E.
Grand Rapids, MI 49546

Attention:  Anthony Barone
Telephone:  (616) 954-7566
Facsimile:  (616) 954-7599

WITH A COPY TO:

Hidden Creek Industries
4508 IDS Center
Minneapolis, MN 55402

Attention:  Carl Nelson
Telephone:  (612) 332-2335
Facsimile:  (612) 332-2012

AND

Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Attention:  Linda Riley
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent

ADDRESS FOR NOTICES:

Bank of America National Trust
and Savings Association
1455 Market Square - 13th Floor
San Francisco, CA 94103

Attention:  Gen Makino
Telephone:  (415) 436-3488
Facsimile:  (415) 436-2700

ABN AMRO BANK, N.V.

LENDING OFFICE:

ABN AMRO Bank N.V.
4100 First Bank Place
601 Second Avenue South
Minneapolis, MN 55402

Attention:  John P. Richardson
Telephone:  (612) 337-9875
Facsimile:  (612) 338-8687

ADDRESS FOR NOTICES:

ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 625
Chicago, IL 60674-9135

Attention:  Loan Operations
Telephone:  (312) 904-2961
Facsimile:  (312) 904-6893

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

LENDING OFFICE:

Bank of America National Trust
and Savings Association
231 South LaSalle Street
Chicago, IL 60697

Attention:  Lynn Stetson
Telephone:  (312) 828-6757
Facsimile:  (312) 987-0303

ADDRESS FOR NOTICES:

Bank of America National Trust
and Savings Association
231 South LaSalle Street
Chicago, IL 60697

Attention:  Lynn Stetson
Telephone:  (312) 828-6757
Facsimile:  (312) 987-0303

THE BANK OF NEW YORK

LENDING OFFICE:

The Bank of New York
One Wall Street - 19th Floor
New York, NY 10286

Attention:  Richard A. Raffetto
Telephone:  (212) 635-8044
Facsimile:  (212) 635-7923/24

ADDRESS FOR NOTICES:

The Bank of New York
One Wall Street
New York, NY 10286

Attention:  Yvonne M. Forbes
Telephone:  (212) 635-6691
Facsimile:  (212) 635-7923/24

THE BANK OF NOVA SCOTIA

LENDING OFFICE:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006

Attention:  J.R. Trimble
Telephone:  (212) 225-5011
Facsimole:  (212) 225-5090

ADDRESS FOR NOTICES:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006

Attention:  Tilsa Cora
Telephone:  (212) 225-5044
Facsimile:  (212) 225-5145

THE BANK OF TOKYO-MITSUBISHI,
LTD., CHICAGO BRANCH

LENDING OFFICE:

The Bank of Tokyo-Mitsubishi, Ltd.,
Chicago Branch
227 West Monroe Street
Suite 2300
Chicago, IL 60606

Attention:  Erich Friess
Telephone:  (312) 696-4654
Facsimile:  (312) 696-4535

ADDRESS FOR NOTICES:

The Bank of Tokyo-Mitsubishi, Ltd.,
Chicago Branch
227 West Monroe Street
Suite 2300
Chicago, IL 60606

Attention:  Julie Galligan
Telephone:  (312) 696-4711
Facsimile:  (312) 696-4532

BANKERS TRUST COMPANY

LENDING OFFICE:

Bankers Trust Company
233 South Wacker Drive
Suite 8400
Chicago, IL 60606

Attention:  Christina Minnis
Telephone:  (312) 993-8011
Facsimile:  (312) 993-8218

ADDRESS FOR NOTICES:

Bankers Trust Company
130 Liberty Street
14th Floor
New York, NY 10006

Attention:  Anita Manglani
Telephone:  (212) 250-7174
Facsimile:  (212) 250-7351

BANQUE NATIONALE DE PARIS

LENDING OFFICE:

Banque Nationale de Paris
209 South LaSalle Street
Fifth Floor
Chicago, IL 60604

Attention:  Christine L. Howatt
Telephone:  (312) 977-1383
Facsimile:  (312) 977-1380

ADDRESS FOR NOTICES:

Banque Nationale de Paris
209 South LaSalle Street
Fifth Floor
Chicago, IL 60604

Attention:  Steve Christie
Telephone:  (312) 977-2250
Facsimile:  (312) 977-1380

CAISSE NATIONALE DE CREDIT AGRICOLE

LENDING OFFICE:

Caisse Nationale de Credit Agricole
55 East Monroe Street
Suite 4700
Chicago, IL 60603

Attention:  Ernest Hodge
Telephone:  (312) 917-7440
Facsimile:  (312) 372-3724

ADDRESS FOR NOTICES:

Caisse Nationale de Credit Agricole
55 East Monroe Street
Suite 4700
Chicago, IL 60603

Attention:  James Barrett
Telephone:  (312) 917-7428
Facsimile:  (312) 372-4421

THE CHASE MANHATTAN BANK

LENDING OFFICE:

The Chase Manhattan Bank
270 Park Avenue
10th Floor
New York, NY 10017-2070

Attention:  Andrew Kalnins
Telephone:  (212) 270-5732
Facsimile:  (212) 270-5127

ADDRESS FOR NOTICES:

The Chase Manhattan Bank
270 Park Avenue
10th Floor
New York, NY 10017-2070

Attention:  Frank Giacalone
Telephone:  (212) 552-7949
Facsimile:  (212) 552-5650

CIBC, INC.

LENDING OFFICE:

CIBC, Inc.
425 Lexington Avenue
New York, NY 10017

Attention:  Gregor Dannacher
Telephone:  (212) 856-4131
Facsimile:  (212) 856-3991

ADDRESS FOR NOTICES:

CIBC, Inc.
2727 Paces Ferry Road
Suite 1200
Atlanta, GA 30339

Attention:  Clare Coyune
Telephone:  (770) 319-4836
Facsimile:  (770) 319-4950

or

Attention:  Kelli Jones
Telephone:  (770) 319-4817
Facsimile:  (770) 319-4950

COMERICA BANK

LENDING OFFICE:

Comerica Bank
One Detroit Center, 6th Floor
500 Woodward Avenue
Detroit, MI 48226

Attention:  David A. Marvin
Telephone:  (313) 222-5087
Facsimile:  (313) 222-5759

ADDRESS FOR NOTICES:

Comerica Bank
P. O. Box 75000
Detroit, MI 48275-3244

Attention:  Eva Hensbergen
Telephone:  (313) 222-9618
Facsimile:  (313) 222-5759

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. "RABOBANK
NEDERLAND:, NEW YORK BRANCH

LENDING OFFICE:

Cooperatieve Centrale Raiffeisen-
Boerenleenbank B.A. "Rabobank Nederland:
300 South Wacker Drive
Suite 3500
Chicago, IL 60606-6610

Attention:  David Thompson
Telephone:  (312) 408-8204
Facsimile:  (312) 408-8240

ADDRESS FOR NOTICES:

Cooperatieve Centrale Raiffeisen-
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch
245 Park Avenue
New York, NY 10167

Attention:  Debra Rivers
Telephone:  (212) 916-7845
Facsimile:  (212) 916-7930

CREDIT LYONNAIS CHICAGO BRANCH

LENDING OFFICE:

Credit Lyonnais Chicago Branch
227 West Monroe Street
Suite 3800
Chicago, IL 60606

Attention:  Joce Cote
Telephone:  (312) 220-7303
Facsimile:  (312) 641-0527

ADDRESS FOR NOTICES:

Credit Lyonnais Chicago Branch
227 West Monroe Street
Suite 3800
Chicago, IL 60606

Attention:  Rosette Liptak
Telephone:  (312) 220-7319
Facsimile:  (312) 641-5834

THE DAI-ICHI KANGYO BANK, LTD.
CHICAGO BRANCH

LENDING OFFICE:

The Dai-Ichi Kangyo Bank, Ltd.,
Chicago Branch
10 South Wacker Drive
16th Floor
Chicago, IL 60606

Attention:  Michael Pleasants
Telephone:  (312) 715-6361
Facsimile:  (312) 876-2011

ADDRESS FOR NOTICES:

The Dai-Ichi Kangyo Bank, Ltd.,
Chicago Branch
10 South Wacker Drive
16th Floor
Chicago, IL 60606

Attention:  Kathy Oczko
Telephone:  (312) 715-6389
Facsimile:  (312) 876-2011

DRESDNER BANK AG NEW YORK
AND GRAND CAYMAN BRANCHES

LENDING OFFICES:

Dresdner Bank AG New York
and Grand Cayman Branches
190 South LaSalle Street
Suite 2700
Chicago, IL 60603

Attention:  Paul M. Casey
Telephone:  (312) 444-1335
Facsimile:  (312) 444-1305

ADDRESS FOR NOTICES:

Dresdner Bank AG New York
and Grand Cayman Branches
190 South LaSalle Street
Suite 2700
Chicago, IL 60603

Attention:  Robert Reddington
Telephone:  (312) 444-2269
Facsimile:  (312) 444-2130


FIRST BANK NATIONAL ASSOCIATION

LENDING OFFICE:

First Bank National Association
601 2nd Avenue South
Minneapolis, MN 55402-4302

Attention:  Mark R. McDonald
Telephone:  (612) 973-0617
Facsimile:  (612) 973-0822


ADDRESS FOR NOTICES:

First Bank National Association
601 2nd Avenue South
Minneapolis, MN 55402-4302

Attention:  Barbara M. Devahl
Telephone:  (612) 973-0506
Facsimile:  (612) 973-0822

THE FIRST NATIONAL BANK
OF CHICAGO

LENDING OFFICE:

The First National Bank of Chicago
One First National Plaza
Chicago, IL 60670

Attention:  J. Garland Smith
Telephone:  (312) 732-2735
Facsimile:  (312) 732-1117

ADDRESS FOR NOTICES:

The First National Bank of Chicago
One First National Plaza
Chicago, IL 60670

Attention:  Karen Hannusch
Telephone:  (312) 732-9868
Facsimile:  (312) 732-2715

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

LENDING OFFICE:

First Union National Bank of North Carolina
One First Union Center
301 South College Street
Charlotte, NC 28288-0745

Attention:  Glenn Edwards
Telephone:  (704) 383-3810
Facsimile:  (704) 374-2802

ADDRESS FOR NOTICES:

First Union National Bank of North Carolina
One First Union Center
301 South College Street
Charlotte, NC 28288-0745

Attention:  Lisa Bogwell
Telephone:  (704) 374-4425
Facsimile:  (704) 374-2802

THE FUJI BANK, LIMITED

LENDING OFFICE:

The Fuji Bank, Limited
225 West Wacker Drive
Suite 2000
Chicago, IL 60606

Attention:  Philip Langheim
Telephone:  (312) 621-0518
Facsimile:  (312) 621-059 or 0305

ADDRESS FOR NOTICES:

The Fuji Bank, Limited
225 West Wacker Drive
Suite 2000
Chicago, IL 60606

Attention:  Vir Guiang
Telephone:  (312) 621-3385
Facsimile:  (312) 621-0539 or 0305

ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA

LENDING OFFICE:

Istituto Bancario San Paolo di Torino SPA
245 Park Avenue
New York, NY 10167

Attention:  Luca Sergio
Telephone:  (212) 692-3180
Facsimile:  (212) 599-5303


NOTICES:

Istituto Bancario San Paolo di Torino SPA
245 Park Avenue
New York, NY 10167

Attention:  William Coleman
Telephone:  (212) 692-3193
Facsimile:  (212) 599-5303

KEYBANK NATIONAL ASSOCIATION

LENDING OFFICE:

KeyBank National Association
127 Public Square
Cleveland, OH 44144

Attention:  Matthew Tuohey
Telephone:  (216) 689-0589
Facsimile:  (216) 689-4981

ADDRESS FOR NOTICES:

KeyBank National Association
127 Public Square
Cleveland, OH 44144

Attention: Sandy Wilder
Telephone:  (216) 689-4448
Facsimile:  (216) 689-4981

THE LONG-TERM CREDIT BANK OF JAPAN
LTD. CHICAGO BRANCH

LENDING OFFICE:

The Long-Term Credit Bank of Japan,
Ltd., Chicago Branch
190 South LaSalle Street
Suite 800
Chicago, IL 60603

Attention:  Mark Thompson
Telephone:  (312) 704-5459
Facsimile:  (312) 704-8505

ADDRESS FOR NOTICES:

The Long-Term Credit Bank of Japan,
Ltd., Chicago Branch
190 South LaSalle Street
Suite 800
Chicago, IL 60603

Attention: David Miller
Telephone:  (312) 704-5494
Facsimile:  (312) 704-8717

THE MITSUBISHI TRUST & BANKING
CORPORATION, CHICAGO BRANCH

LENDING OFFICE:

The Mitsubishi Trust & Banking
Corporation, Chicago Branch
311 South Wacker Drive, Suite 6300
Chicago, IL 60606

Attention:  Chris Strike
Telephone:  (312) 608-6015
Facsimile:  (312) 608-0863

ADDRESS FOR NOTICES:

The Mitsubishi Trust & Banking
Corporation, Chicago Branch
311 South Wacker Drive, Suite 6300
Chicago, IL 60606

Attention:  Prach Waranimman
Telephone:  (312) 608-6023
Facsimile:  (312) 608-0170

ROYAL BANK OF CANADA

LENDING OFFICE:

Royal Bank of Canada
Grand Cayman (North America No. 1) Branch
c/o New York Branch
Financial Square, 23rd Floor
32 Old Slip
New York, NY 10005-3531

Attention:  Linda Smith
Telephone:  (212) 428-6323
Facsimile:  (212) 428-2372

ADDRESS FOR NOTICES:

Royal Bank of Canada
Grand Cayman (North America No. 1) Branch
c/o New York Branch
Financial Square, 23rd Floor
32 Old Slip
New York, NY 10005-3531

Attention:  Linda Smith
Telephone:  (212) 428-6323
Facsimile:  (212) 428-2372

WITH A COPY TO:

Royal Bank of Canada
One North Franklin
Suite 700
Chicago, IL 60606

Attention:  Patrick K. Shields
Telephone:  (312) 551-1612
Facsimile:  (312) 551-0805

THE SANWA BANK, LIMITED,
CHICAGO BRANCH

LENDING OFFICE:

The Sanwa Bank, Limited,
Chicago Branch
10 South Wacker Drive
31st Floor
Chicago, IL 60606

Attention:  Richard Ault
Telephone:  (312) 368-3011
Facsimile:  (312) 346-6677

ADDRESS FOR NOTICES:

The Sanwa Bank, Limited,
Chicago Branch
10 South Wacker Drive
31st Floor
Chicago, IL 60606

Attention:  Lisa Dean Jeszke
Telephone:  (312) 368-3016
Facsimile:  (312) 346-6677

THE SUMITOMO BANK, LIMITED
CHICAGO BRANCH

LENDING OFFICE:

The Sumitomo Bank, Limited
Chicago Branch
233 South Wacker Drive
Suite 4800
Chicago, IL 60606

Attention:  James C. Beckett
Telephone:  (312) 876-7794
Facsimile:  (312) 876-6436

ADDRESS FOR NOTICES:

The Sumitomo Bank, Limited
Chicago Branch
233 South Wacker Drive
Suite 4800
Chicago, IL 60606

Attention:  Kwang Park
Telephone:  (312) 876-6429
Facsimile:  (312) 876-1490

                                      EXHIBIT A

                                       FORM OF
                                 NOTICE OF BORROWING


Date:     _______________, ____

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among R.J. Tower Corporation, the various financial institutions that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

     The undersigned, ________________ (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to SECTION 2.3 of the Credit Agreement, of the Borrowing specified below:

          1.   The Business Day of the proposed Borrowing is
     ____________________, ____.

          2.   The aggregate amount of the proposed Borrowing is $____________.

          3. The Borrowing is to be comprised of $____________ of [Revolving Loans which shall be divided into $___________ of Base Rate Loans and $____________ of Offshore Rate Loans] [Swingline Loans] [Alternate Currency Loans denominated in ________].

          4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be _____ months.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Company contained in
     ARTICLE V of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          (c) the proposed Borrowing will not cause the Effective Amount of all Loans PLUS the Effective Amount of all Letter of Credit Obligations to exceed the Total Commitment Amount[;]

          [use for Swingline Loans only:]

          [(d) the proposed Borrowing will not cause the aggregate principal amount of all the outstanding Swingline Loans to be greater than the Swingline Commitment Amount.]

          [use for Alternate Currency Loans only:]

          [(d) the proposed Borrowing will not cause the Effective Amount of all outstanding Alternate Currency Credit Extensions to be greater than the Alternate Currency Commitment Amount; and

          [(e) the proposed Borrowing will not cause the Effective Amount of all outstanding Alternate Currency Credit Extensions in __________ to be greater than the Alternate Currency Sublimit for __________.]

                                   [Borrower]


                                   By:
                                       ------------------------------
                                   Name:
                                       ------------------------------
                                   Title:
                                       ------------------------------

                                      EXHIBIT B

                                       FORM OF
                          NOTICE OF CONVERSION/CONTINUATION


Date:     ___________________, ________

To: Bank of America National Trust and Savings Association, as Agent for the Lenders under the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among R.J. Tower Corporation, the various financial institution that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent.

Ladies and Gentlemen:

     The undersigned, R.J. Tower Corporation (the "COMPANY"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to SECTION 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

          1.   The Conversion/Continuation Date is _______________, ____.

          2. The aggregate principal amount of the Revolving Loans to be [converted] [continued] is $_______________, which Revolving Loans are currently [Offshore Rate] [Base Rate] Loans.

          3. The Revolving Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

          4. [If applicable:] The duration of the Interest Period for the Offshore Rate Loans included in the [conversion] [continuation] shall be [___ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Company contained in
     ARTICLE V of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (c) the proposed [conversion] [continuation] will not cause the Effective Amount of all Loans PLUS the Effective Amount of all Letter of Credit Obligations to exceed the Total Commitment Amount.


                                   R.J. TOWER CORPORATION


                                   By:
                                       ------------------------------

                                   Name:
                                       ------------------------------

                                   Title:
                                       ------------------------------

                                      EXHIBIT C

                                R.J. TOWER CORPORATION
                                COMPLIANCE CERTIFICATE


                               Financial Statement Date: ______________, ____


     Reference is made to that certain Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among R.J. Tower Corporation (the "COMPANY"), the various financial institutions that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent (in such capacity, the "AGENT"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the _________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Agent and each Lender on the behalf of the Company, and that:

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 6.1(a) OF THE CREDIT AGREEMENT.]

     1. Attached as SCHEDULE I hereto are an audited consolidated balance sheet of the Parent and its Subsidiaries as at the close of the fiscal year ended _______________, ____ and the related consolidated statements of income and operations, stockholders' equity and cash flows for such year, in each case with comparable information at the close of and for the prior fiscal year, accompanied by the opinion of [Arthur Andersen LLP], which report states that such consolidated financial statements present fairly in all material respects the financial position and the results of operations of the Parent and its Subsidiaries for the periods indicated in accordance with GAAP applied on a basis consistent with prior years and a certificate from such accountants stating that they have reviewed this Certificate and to the effect that, in making the examination necessary in connection with their audit of such annual financial statements, [they have not become aware of any Default or Event of Default relating to financial matters that has occurred and is continuing] [they have become aware of a Default or Event of Default relating to financial matters that has occurred and is continuing and describing such Default or Event of Default and the steps if any, being taken to cure it].

                                          OR

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 6.1(b) OF THE CREDIT AGREEMENT.]

     1. Attached as SCHEDULE 1 hereto are an unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the close of the fiscal quarter ended _______________, ____, and related consolidated statements of income and operations, stockholders' equity and cash flows for the period commencing on the first day of the current fiscal year and ending on the last day of such quarter and such financial statements fairly present, in all material respects and in accordance with GAAP (subject to ordinary good faith year-end audit adjustments and the absence of required footnotes), the financial position and the results of operations of the Parent and its Subsidiaries.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and the other Credit Documents and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and as of the date hereof, no Default or Event of Default has occurred and is continuing.

     4. The following financial covenant analyses and supporting information set forth on SCHEDULE 2 attached hereto are true and accurate on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, ____.


                                   R.J. TOWER CORPORATION


                                   By:
                                       ------------------------------

                                   Name:
                                       ------------------------------

                                   Title:
                                       ------------------------------

                                      SCHEDULE 1
                            to the Compliance Certificate

                                                    For the fiscal quarter/year
                                                       ended ____________, ____

                                      SCHEDULE 2
                            to the Compliance Certificate
                                     ($ in 000's)


---------------------------------------------------------------------------------------------------------------------------------
                                                                     ACTUAL            REQUIRED/PERMITTED
---------------------------------------------------------------------------------------------------------------------------------

 1.  SECTION 7.15(a) INTEREST COVERAGE RATIO.

     The ratio of
---------------------------------------------------------------------------------------------------------------------------------
     A.   EBIT                                                    $__________
---------------------------------------------------------------------------------------------------------------------------------
          TO
---------------------------------------------------------------------------------------------------------------------------------
     B.   Consolidated interest expense                           $__________
---------------------------------------------------------------------------------------------------------------------------------


                                                                                        Period                       Minimum
                                                                                        From:          To              Ratio
                                                                                        ------         --            ---------
                                                                                        Closing Date   12/30/99    2.50 to 1.00
                                                                                        12/31/99       12/30/00    2.75 to 1.00
      =    A/B                                                  =  ___________          12/31/00       thereafter  3.00 to 1.00
---------------------------------------------------------------------------------------------------------------------------------

 2.  SECTION 7.15(b) DEBT/CAPITAL RATIO

     The ratio of
---------------------------------------------------------------------------------------------------------------------------------
     A.   Total Indebtedness of the Parent and its Subsidiaries   $__________
---------------------------------------------------------------------------------------------------------------------------------
          TO
---------------------------------------------------------------------------------------------------------------------------------
     B.   Capital
---------------------------------------------------------------------------------------------------------------------------------
          (i)  Stockholders' equity of the Parent.                $__________
---------------------------------------------------------------------------------------------------------------------------------
               PLUS
---------------------------------------------------------------------------------------------------------------------------------
          (ii) Total Indebtedness of the Parent and its
               Subsidiaries.                                      $__________
---------------------------------------------------------------------------------------------------------------------------------
               =    (i) + (ii)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Maximum
                                                                                From         To        Amount
                                                                                ----         --       --------
                                                                                Closing Date 12/30/98    65%
                                                                                12/31/98     12/30/99    60%
                                                                                12/31/99     12/30/00    55%
     =    A/B                                                     ___________   12/31/00     thereafter  50%

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                     ACTUAL            REQUIRED/PERMITTED
---------------------------------------------------------------------------------------------------------------------------------

 3.  SECTION 7.15(c) LEVERAGE RATIO
---------------------------------------------------------------------------------------------------------------------------------
     A.   Total Indebtedness of the Parent and its Subsidiaries.  $__________
---------------------------------------------------------------------------------------------------------------------------------
          TO
---------------------------------------------------------------------------------------------------------------------------------
     B.   EBITDA                                                  $__________
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Maximum
                                                                                From          To            Ratio
                                                                                ----          --           --------
                                                                                Closing Date 12/30/99    3.50 to 1.00
                                                                                12/31/99     12/30/00    3.25 to 1.00
     =    A/B                                                     ___________   12/31/00     thereafter  3.00 to 1.00
---------------------------------------------------------------------------------------------------------------------------------

                                     EXHIBIT D-1

                                       FORM OF
                 LEGAL OPINION OF COMPANY'S SPECIAL MICHIGAN COUNSEL

                                     EXHIBIT D-2

                                       FORM OF
                 LEGAL OPINION OF COMPANY'S SPECIAL NEW YORK COUNSEL

                                      EXHIBIT E

                                       FORM OF
                         ASSIGNMENT AND ACCEPTANCE AGREEMENT


          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE"), dated as of __________, ____, is made between ______________________________ (the "ASSIGNOR") and __________________________
(the "ASSIGNEE").


                                       RECITALS

          The Assignor is party to the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among R.J. Tower Corporation (the "COMPANY"), Bank of America National Trust and Savings Association, as Agent, and the various financial institutions that are or may become parties thereto (including the Assignor, the "LENDERS"). Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

          The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of the Revolving Loans, the Assignor's Revolving Commitment, the Swingline Loans, the Alternate Currency Loans, the Letter of Credit Obligations and the other rights and obligations of the Assignor thereunder, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   ASSIGNMENT AND ACCEPTANCE.

          (a) Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells, transfers and assigns to the Assignee, and the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance), __% of the Assignor's Revolving Commitment, together with a corresponding portion of the Assignor's outstanding Revolving Loans, the Assignor's rights in respect of its participations (whether funded or unfunded) in Letter of Credit Obligations, Swingline Loans and Alternate Currency Loans, and all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Credit Documents (all of the foregoing being herein called the "ASSIGNED RIGHTS AND OBLIGATIONS").

          (b) With effect on and after the Effective Date (as defined in SECTION 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Pro Rata Share equal to ___%. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that (i) the Pro Rata Share of the Assignor shall, as of the Effective Date, be reduced to ___% and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; PROVIDED, HOWEVER, that the Assignor shall not relinquish its rights under ARTICLE III or SECTION 10.4 or
10.5 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Revolving Commitment will be $__________ and the Assignor's Revolving Commitment will be $__________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date (i) (assuming no repayments or new borrowings after ___________) the Effective Amount of the

Assignee's outstanding Revolving Loans will be $____________ and the Effective Amount of the Assignor's outstanding Revolving Loans will be $______________,
(ii) (assuming no repayments, new fundings or new issuances after ____________),

the Effective Amount of the Assignee's participations in all outstanding Letter of Credit Obligations will be $__________ and the Effective Amount of the Assignor's participations in all outstanding Letter of Credit Obligations will be $__________, (iii) the Effective Amount of the Assignee's participations in all outstanding Alternate Currency Loans will be $__________, and the Effective Amount of the Assignor's participations in all outstanding Alternate Currency Loans will be $__________, and (iv) the Effective Amount of the Assignee's participations in all outstanding Swingline Loans will be $________, and the Effective Amount of the Assignor's participations in all outstanding Swingline Loans will be $________.

     2.   PAYMENTS.

          (a) As consideration for the sale, assignment and transfer contemplated in SECTION 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the principal amount of all outstanding and funded Loans and participations included within the Assigned Rights and Obligations.

          (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in SECTION 10.8(a) of the Credit Agreement.

     3.   REALLOCATION OF PAYMENTS.

     Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the two immediately preceding sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   INDEPENDENT CREDIT DECISION.

     The Assignee: (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in SECTION 5.11 or 6.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lending Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   EFFECTIVE DATE; NOTICES.

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, ____ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

            (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

           (ii) the consent of the Company, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent, if required for an effective assignment of the Assigned Rights and Obligations by the Assignor to the Assignee under SECTION 10.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

           (iv) the processing fee referred to in SECTION 2(b) hereof shall have been paid to the Agent.

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver (i) to each Alternate Currency Lender, each Alternate Currency LC Issuer, the Company and the Agent, for acknowledgement by such parties, a Notice of Assignment substantially in the form attached hereto as SCHEDULE 1 and (ii) to the Agent any Note or Notes subject to the assignment contemplated hereby.

     [6.  AGENT.  [INCLUDE ONLY IF ASSIGNOR IS Agent]

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

     [6. ISSUING LENDER. [INCLUDE ONLY IF ASSIGNOR IS LC ISSUER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as LC Issuer under the Credit Agreement.]

     [6. SWINGLINE LENDER. [INCLUDE ONLY IF ASSIGNOR IS SWINGLINE LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Swingline Lender under the Credit Agreement.]

     [6. ALTERNATE CURRENCY LENDER. [INCLUDE ONLY IF ASSIGNOR IS ALTERNATE CURRENCY LENDER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as an Alternate Currency Lender under the Credit Agreement.]

     [6. ALTERNATE CURRENCY LC ISSUER. [INCLUDE ONLY IF ASSIGNOR IS ALTERNATE CURRENCY LC ISSUER.] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as an Alternate Currency LC Issuer under the Credit Agreement.]

     7.   REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that: (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto or for the existence, creation, validity, attachment, perfection, enforceability, value or sufficiency of any collateral security for the Obligations. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, any Guarantor or any Pledgor, or the performance or observance by the Company, any Guarantor or any Pledgor of any of its obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     8.   FURTHER ASSURANCES.

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent which may be required in connection with the assignment and assumption contemplated hereby.

     9.   MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York City, New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                        [ASSIGNOR]


                                        By:
                                            --------------------------

                                        Name:
                                             -------------------------

                                       Title:
                                             -------------------------

                                        Address:



                                        [ASSIGNEE]


                                        By:
                                            --------------------------

                                        Name:
                                             -------------------------

                                       Title:
                                             -------------------------

                                        Address:

                                      SCHEDULE 1

                         NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                        _______________, ____



Bank of America National Trust
   and Savings Association, as Agent
[Address]


R.J. Tower Corporation
[Address]

[Alternate Currency Lenders]

[Alternate Currency LC Issuers]

Ladies and Gentlemen:

     We refer to the Credit Agreement, dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among R.J. Tower Corporation (the "COMPANY"), the various financial institutions that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the
"ASSIGNEE") of [all][part of] the right, title and interest of the Assignor in and to the Credit Agreement, (including, without limitation, [all][part of] the right, title and interest of the Assignor in and to the Assignor's Revolving Commitment, all outstanding Loans of the Assignor and the Assignor's participations in the Letter of Credit Obligations,

Alternate Currency Loans, and Swingline Loans pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). Before giving effect to such assignment (assuming no repayments, new fundings or new issuances after ________), the Assignor's Pro Rata Share is _________%, the Assignor's Revolving Commitment is $___________, the Effective Amount of the Assignor's Revolving Loans is __________, the Effective Amount of the Assignor's participations in all outstanding Letter of Credit Obligations is $___________, the Effective Amount of the Assignor's participations in all outstanding Alternate Currency Loans is $___________, and the Effective Amount of the Assignor's participations in all outstanding Swingline Loans is $______________. After giving effect to such assignment (assuming no repayments, new fundings or new issuances after ________), the Assignor's Pro Rata Share will be _________%, the Assignor's Revolving Commitment will be $___________, the Effective Amount of the Assignor's Revolving Loans will be $___________, the Effective Amount of the Assignor's participations in all outstanding Letter of Credit Obligations will be $__________, the Effective Amount of the Assignor's participations in all outstanding Alternate Currency Loans will be $________, and the Effective Amount of the Assignor's participations in all outstanding Swingline Loans will be $__________, and the Assignee's Pro Rata Share will be _________%, the Assignee's Revolving Commitment will be $___________, the Effective Amount of the Assignee's Revolving Loans will be $___________, the Effective Amount of the Assignee's participations in all outstanding Letter of Credit Obligations will be $___________, the Effective Amount of the Assignee's participations in all outstanding Alternate Currency Loans will be $_____________, and the Effective Amount of the Assignee's participations in all outstanding Swingline Loans will be $______________.

     2. The Assignee agrees that, upon receiving the consent, if applicable, of the Company, each Alternate Currency Lender, each Alternate Currency LC Issuer and the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

     3.   The following administrative details apply to the Assignee:

          (A)  Notice Address:

                    Assignee name:
                                   --------------------------
                    Address:
                             --------------------------------

                    -----------------------------------------

                    -----------------------------------------
                    Attention:
                               ------------------------------
                    Telephone:  (   )
                                 ---  -----------------------
                    Telecopier: (   )
                                 ---  -----------------------
                    Telex (Answerback):
                                        ---------------------

          (B)  Payment Instructions:

                    Account No.:
                                 ----------------------------
                    At:
                            ---------------------------------

                            ---------------------------------

                            ---------------------------------
                    Reference:
                               ------------------------------
                    Attention:
                               ------------------------------

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                         Very truly yours,

                         [NAME OF ASSIGNOR]


                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                         [NAME OF ASSIGNEE]

                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


R.J. TOWER CORPORATION


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

[ALTERNATE CURRENCY LENDER]

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

[ALTERNATE CURRENCY LC ISSUER]

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                     EXHIBIT F-1


                                       FORM OF
                                    REVOLVING NOTE


$__________                                                      April 18, 1997


     FOR VALUE RECEIVED, the undersigned, R.J. TOWER CORPORATION, a Michigan corporation (the "COMPANY"), hereby promises to pay to the order of ____________________ (the "LENDER") the principal sum of
_____________________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Company pursuant to the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the various financial institutions which are or may become parties thereto (including the Lender), and Bank of America National Trust and Savings Association, as Agent. The Company further promises to pay interest on the unpaid principal amount of the Revolving Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Lender is authorized to endorse the amount of each Revolving Loan made by the Lender and the date on which such Revolving Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; PROVIDED that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Revolving Note.

     This Revolving Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Company waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Revolving Note.

     Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Revolving Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.


                         R.J. TOWER CORPORATION


                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                                         GRID


Grid attached to Revolving Note dated April 18, 1997 of R.J. TOWER CORPORATION payable to the order of ____________________.


Date of Loan,            Type Interest            Principal
Conversion or    Amount   of  Period,  Amount of   Amount      Notation
Continuation    of Loan  Loan if any   Repayment  Outstanding  Made by
------------    -------  ------------- ---------  -----------  --------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

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                                       -4-

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

                                     EXHIBIT F-2

                                       FORM OF
                                    SWINGLINE NOTE


$25,000,000                                                    April 18, 1997


     FOR VALUE RECEIVED, the undersigned, R.J. TOWER CORPORATION, a Michigan corporation (the "COMPANY"), hereby promises to pay to the order of Bank of America National Trust and Savings Association, as Agent for the Swingline Lender under the Credit Agreement referenced below (in such capacity, the "AGENT"), the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) or, if less, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Company pursuant to the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Company, the various financial institutions which are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent. The Company further promises to pay interest on the unpaid principal amount of the Swingline Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Agent is authorized to endorse the amount of each Swingline Loan and the date on which such Swingline Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; PROVIDED that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Swingline Note.

     This Swingline Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Company waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Swingline Note.

     Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Swingline Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.


                              R.J. TOWER CORPORATION


                         By:
                            ---------------------------------
                         Name:
                              -------------------------------
                         Title:
                               ------------------------------

                                         GRID


Grid attached to Swingline Note dated April 18, 1997 of R.J. TOWER CORPORATION, payable to the order of Bank of America National Trust and Savings Association, as Agent, for the account of the Swingline Lender.

                                                  Principal
                                       Amount of   Amount      Notation
Date of Loan      Amount of Loan       Repayment  Outstanding  Made by
------------      --------------       ---------  ------------ --------
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

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-----------------------------------------------------------------------

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-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

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                                       -4-

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

                                      EXHIBIT G

                                   FORM OF GUARANTY


     THIS GUARANTY dated as of April 18, 1997 is executed by each of the undersigned in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Agent under the Credit Agreement referred to below (in such capacity, the "AGENT"), and the other Secured Parties under and as defined in such Credit Agreement.

                                  W I T N E S E T H:

     WHEREAS, R.J. Tower Corporation (the "Company") has entered into the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms used but not defined herein are used as defined in the Credit Agreement) among the Company, the various financial institutions that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent (in such capacity, the "AGENT"), pursuant to which the Lending Parties have agreed to make Loans to, and Issue or participate in Letters of Credit for the account of, the Credit Parties; and

     WHEREAS, each of the undersigned will benefit directly or indirectly from the making of Loans and the Issuance of Letters of Credit for the account of Credit Parties pursuant to the Credit Agreement and, accordingly, is willing to guaranty the Obligations as hereinafter set forth;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lending Parties to make Loans, Issue Letters of Credit for the account of, and to extend other financial accommodations to, to the Credit Parties pursuant to the Credit Agreement, each of the undersigned agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I

                                 GUARANTY PROVISIONS

     SECTION 1.     GUARANTY.
     Each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment of all Obligations of the Credit Parties to each Secured Party under or in connection with the Credit Agreement, the Notes, any other Credit Document, any other document or instrument executed in connection therewith and any Swap Contract entered into with any Lender, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due; PROVIDED, HOWEVER, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Obligations which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by any Secured Party in enforcing this Guaranty against such undersigned).

     SECTION 2.     ACCELERATION OF GUARANTY.
     Each of the undersigned agrees that, in the event of the dissolution or insolvency of any Credit Party or any of the undersigned, or the inability or failure of any Credit Party or any of the undersigned to pay debts as they become due, or an assignment by any Credit Party or any of the undersigned for the benefit of creditors, or the occurrence of any other Event of Default under subsection (f) or (g) of Section 8.1 of the Credit Agreement, and if such event shall occur at a time when any of the Obligations may not then be due and payable, such undersigned will pay to the Agent for the account of the Secured Parties forthwith the full amount which would be payable hereunder by such undersigned if all Obligations were then due and payable.

     SECTION 3.     GUARANTY ABSOLUTE.
     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Obligations are outstanding) until all Revolving Commitments have terminated and all Obligations (other than Obligations with respect to indemnification under the Credit Agreement not due and payable) have been paid in full.

     SECTION 4.     REINSTATEMENT.
     Each of the undersigned further agrees that if at any time all or any part of any payment theretofore applied by any Secured Party to the Obligations is or must be rescinded or returned by such Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Credit Party or any of the undersigned), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Secured Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by such Secured Party had not been made.

     SECTION 5.     SECURITY INTERESTS, OBLIGATIONS.
     Any Secured Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without affecting in any manner the Obligations of the undersigned hereunder: (a) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Obligations, (c) extend or renew any of the Obligations for one or more periods (whether or not longer than the original period), alter (subject to agreement with any applicable Credit Party) or exchange any of the Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Obligations when due, whether or not such Secured Party shall have resorted to any property securing any of the Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Obligations.

     SECTION 6.     WAIVER.
     Each of the undersigned hereby expressly waives: (a) notice of the acceptance by any Secured Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Obligations or any security for or guaranty of any Obligations.

     SECTION 7.     SUBROGATION.
     Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of any Secured Party until such time as the Secured Parties shall have received final payment in cash of the full amount of all Obligations.

     SECTION 8.     EXPENSES.
     Each of the undersigned further agrees to pay all reasonable expenses (including Attorney Costs) paid or incurred by any Secured Party in endeavoring to collect the liabilities of such undersigned hereunder, or any part thereof, and in enforcing this Guaranty against such undersigned.

     SECTION 9.     ADDITIONAL OBLIGATIONS.
     The creation or existence from time to time of additional Obligations to the Secured Parties or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Secured Parties or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Obligations.

     SECTION 10.    ASSIGNMENT OF OBLIGATIONS.
     Subject to any limitations set forth in the Credit Agreement, any Secured Party may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Secured Party.

     SECTION 11.    NO WAIVER; REMEDIES.
     No delay on the part of any Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Secured Parties, except as expressly set forth in a writing duly signed and delivered on behalf of the Agent. No action of any Secured Party permitted hereunder shall in any way affect or impair the rights of any Secured Party or the Obligations of the undersigned under this Guaranty.

     SECTION 12.    DELIVERY; AUTHORIZATION.
     Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself, and each of the Secured Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for the benefit of the Secured Parties.

     SECTION 13. BINDING ON SUCCESSORS, TRANSFEREES, AND ASSIGNS; ASSIGNMENT. This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and all references herein to any Credit Party and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entity. The term "undersigned" as used herein shall mean all parties executing a counterpart of this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     SECTION 14.    GOVERNING LAW; SEVERABILITY.
     This Guaranty shall be governed by and construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be fully performed in such State.

Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 15.  COUNTERPARTS; ADDITIONAL GUARANTORS.
     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

     SECTION 16.  GUARANTY MAY BE SECURED.
     This Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deeds of trust or other similar documents.

     SECTION 17.    SECTION CAPTIONS.
     Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 18.  FORUM.
     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH

ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH FOR THE COMPANY IN THE CREDIT AGREEMENT (OR SUCH OTHER ADDRESS AS THE UNDERSIGNED SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AND HEREBY APPOINTS THE COMPANY AS AGENT FOR RECEIPT OF PROCESS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE SECURED PARTIES, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                        Signature page for the Guaranty dated as of April 18, 1997 issued in favor of Bank of America National Trust and Savings Association, as Agent under the Credit Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") dated as of April 18, 1997 among R.J. Tower Corporation, the various financial institutions that are or may become parties thereto, and Bank of America National Trust and Savings Association, as Agent, and in favor of each of the other Secured Parties under and as defined in the Credit Agreement.

                             The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                                  [ADDITIONAL GUARANTOR]


                        By:
                            --------------------------------------------------
                        Name:
                              ------------------------------------------------
                        Title:
                               -----------------------------------------------

                                   EXHIBIT H

                                    FORM OF
                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") dated as of
____________, 199_ is made by _______________, a __________ (the "Pledgor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Agent under the Credit Agreement referred to below (in such capacity, the "Agent"):

                              W I T N E S S E T H:

     WHEREAS, [the Pledgor] [R.J. Tower Corporation, of which the Pledgor is a Subsidiary,] has entered into a Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are, unless otherwise defined herein, used herein as defined therein) with various financial institutions, and Bank of America National Trust and Savings Association, as Agent, pursuant to which the Lending Parties have agreed to make Loans to, and Issue or participate in Letters of Credit for the account of, the Credit Parties;

     WHEREAS, it is a condition precedent to the making of Loans, the Issuance of and participation in Letters of Credit and the extension of other financial accommodations pursuant to the Credit Agreement by the Lending Parties that the Obligations of the Credit Parties under the Credit Agreement and the other Credit Documents be secured pursuant to this Pledge Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Credit Parties pursuant to the Credit Agreement, and the parties hereto agree as follows:

     SECTION 1. PLEDGE. To secure the due and punctual payment of the Obligations, the Pledgor hereby pledges, grants, hypothecates, charges, mortgages, assigns and transfers to the Agent for the benefit of the Secured Parties, and hereby grants to the Agent for the benefit of the Secured Parties a continuing security interest in, all of the following property (the "COLLATERAL"):

          (i) all of the shares of stock described on SCHEDULE I hereto (all such shares, together with other shares delivered or required to be delivered hereunder are herein called the "PLEDGED SHARES") and the certificates representing the Pledged Shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (ii) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (iii)  all proceeds of any of the foregoing.

     SECTION 2.  WARRANTIES AND FURTHER ASSURANCES.

     (a) The Pledgor agrees that it will, promptly upon receipt thereof, deliver to the Agent any Collateral which is in or may come into the possession of the Pledgor on or after the date hereof (other than any dividends or payments which the Pledgor is entitled to receive and retain pursuant to SECTION 5(a)(ii) below), accompanied by appropriate stock powers duly endorsed to the Agent; PROVIDED that the Pledgor shall not be obligated to deliver any Collateral to the extent that such delivery would result in a material deemed dividend of the current accumulated earnings and profits of the Person that issued such Pledged Shares under section 956 of the Code.

     (b) The Pledgor warrants to the Agent that the Pledgor is, or at the time of any future delivery and pledge thereof will be, the lawful owner of the Collateral, free of all claims and liens other than the security interest hereunder, with full right to deliver, pledge, and assign the Collateral to the Agent as Collateral hereunder.

     (c) The Pledgor agrees to deliver to the Agent from time to time upon request of the Agent such stock powers and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request. The Pledgor agrees not to grant any Lien (other than Permitted Liens of the kind described in SECTION 7.1(c) of the Credit Agreement) on or otherwise encumber any of its rights to any of the Collateral.

     SECTION 3. CARE OF COLLATERAL. The Agent shall exercise reasonable care in the custody and preservation of Collateral. The Agent shall be deemed to have exercised reasonable care if it takes such action as the Pledgor shall request in a written notice which specifies that such notice is being given pursuant to this SECTION 3, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any right with respect to the Collateral against any prior party shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

     SECTION 4.  CERTAIN RIGHTS REGARDING THE COLLATERAL AND THE OBLIGATIONS.

     (a) The Agent may from time to time, after any of the Obligations shall become due and payable, without notice to the Pledgor, take all or any of the following actions:

          (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

          (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder,

          (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and

          (iv)   take control of any proceeds of the Collateral.

     (b) The Agent or any other Secured Party may, furthermore, from time to time, whether before or after any of the Obligations shall become due and payable, without notice to the Pledgor and without affecting the liability of the Pledgor hereunder, take all or any of the following actions:

          (i) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Obligations,

          (ii) retain or obtain the primary or secondary liability of any party or parties, in addition to the Pledgor, with respect to any of the Obligations,

          (iii) extend or renew for any period (whether or not longer than the original period) any of the Obligations or release or compromise any obligation of any nature of any party with respect thereto,

          (iv) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing any of the Obligations, or compromise or extend or renew for any period any obligations of any nature of any party with respect to any such property, and

          (v) resort to the Collateral for payment of any of the Obligations whether or not it shall have resorted to any other property securing the Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Obligations.

     SECTION 5.  DIVIDENDS, VOTING RIGHTS, ETC.

     (a) So long as no Event of Default shall have occurred and be continuing:

          (i)    The Pledgor shall have the right to vote the Pledged Shares;

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends and distributions on the Pledged Shares PROVIDED that any and all stock dividends, and any and all returns of capital or other distributions made in shares of capital stock or warrants, options or other rights in respect thereof, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Agent or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Agent's instructions) to be held subject to the terms of this Pledge Agreement; and

          (iii) If the Pledged Shares shall have been registered in the name of the Agent or its subagent, the Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends or other payments which it is authorized to receive and retain pursuant to SUBPARAGRAPH (ii) above.

     (b)  Upon the occurrence and during the continuance of an Event of
Default: (i) after written notice from the Agent to the Pledgor, all rights of the Pledgor pursuant to SECTION 5(a)(i) to vote the Pledged Shares shall cease, (ii) all rights of the Pledgor pursuant to SECTION 5(a)(ii) and 5(a)(iii) shall cease, and (iii) after written notice from the Agents to the Pledgor the Agent shall have the sole and exclusive right and authority to vote the Pledged Shares and to receive and retain the dividends on the Pledged Shares which the Pledgor would otherwise be authorized to receive and retain pursuant to SECTION 5(a)(ii). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this PARAGRAPH (b) shall be retained by the Agent as additional Collateral hereunder and be applied in accordance with the provisions hereof.

     SECTION 6.  DEFAULT.

     (a) Upon an Event of Default, the Agent may exercise from time to time any rights and remedies available to it under the UCC or otherwise available to it. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, postage prepaid, addressed to the Pledgor, either at the address of the Pledgor shown below, or at any other address of the Pledgor appearing on the records of the Agent. Any proceeds of any disposition of Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including Attorney Costs and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Obligations, and in such order of application, as the Agent may from time to time elect. All rights and remedies of the Agent expressed herein are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Obligations or any security therefor. No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Agent permitted hereunder shall impair or affect the rights of the Agent in and to the Collateral.

     (b) The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable or accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 7. APPLICATION OF PROCEEDS OF SALE OR CASH HELD AS COLLATERAL. The proceeds of sale of Collateral sold pursuant to SECTION 6 hereof and/or, after an Event of Default, any cash held as Collateral hereunder, shall be applied by the Agent to such of the Obligations, and in such order of application, as the Agent shall determine until the Obligations are paid in full in cash, and the balance, if any, of such proceeds shall be paid to the Pledgor, its successors and assigns, or as a court of competent jurisdiction may direct.

     SECTION 8. AUTHORITY OF AGENT. The Agent shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Agent by the terms hereof, together with such powers as are incidental thereto.
The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Agent, nor any director, officer or employee of the Agent, shall be liable nor any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own bad faith, gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Agent, on demand, for all reasonable out-of-pocket expenses incurred by the Agent in connection with the administration and enforcement of this Pledge Agreement (including expenses incurred by any sub-agent employed by the Agent) and agrees to indemnify and hold harmless the Agent (and any such sub-agent) from and against any and all liability incurred by the Agent (or such sub-agent) hereunder or in connection herewith, unless such liability shall be due to bad faith, willful misconduct or gross negligence on the part of the Agent (or such sub-agent).

     SECTION 9. TERMINATION. This Pledge Agreement shall terminate when all Obligations (other than Obligations with respect to indemnification under the Credit Agreement not due and payable) of all of the Credit Parties hereunder have been fully and finally paid, and all commitments of the Lending Parties to make Credit Extensions under the Credit Agreement have been terminated, at which time the Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such Person as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent and at the expense of the Pledgor.

     SECTION 10. NOTICES. Any notice from the Agent to the Pledgor shall be addressed to the Pledgor either at the Pledgor's address shown on the signature page hereof or at such other address as the Pledgor may, by written notice received by the Agent, have designated as its address for notices.
Any such notice shall, if sent by overnight delivery, hand delivery or registered or certified mail, be effective when delivered (or when delivery is refused), and, if faxed, be effective when received in legible form by facsimile machine.

     SECTION 11. BINDING AGREEMENT; ASSIGNMENT. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Pledge Agreement.

     SECTION 12. MISCELLANEOUS. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Collateral be released except by an instrument in writing duly signed by or on behalf of the Agent. The section headings used herein are for convenience of reference only and shall not limit the provisions of this Pledge Agreement.

     SECTION 13. GOVERNING LAW; INTERPRETATION. This Pledge Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                       [PLEDGOR]


                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------

                                              --------------------------------

                                       Address:


                                       Attention:
                                       Facsimile number:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------

                                       Address:


                                       Attention:
                                       Facsimile number:

                                  SCHEDULE  I
                                       TO
                                PLEDGE AGREEMENT

                                 CAPITAL STOCK


                                                                         Pledged Shares
  Pledged Shares                  No. of                  Total Shares    as % of Total
  Pledged Share    Certificate   Pledged   Total Shares    Issued and     Shares Issued
     Issuer            No.        Shares    Authorized    Outstanding    and Outstanding
  --------------   -----------   -------   ------------   ------------   ---------------
                                                                              [65%]

                                   EXHIBIT I

                                    FORM OF
                            ALTERNATE CURRENCY ANNEX

                              [ALTERNATE CURRENCY]

     This Alternate Currency Annex (the "ANNEX") is entered into as of [date] by and among R. J. Tower Corporation, a Michigan corporation (the "COMPANY"), [other Alternate Currency Borrowers], as Alternate Currency Borrowers with respect to [ALTERNATE CURRENCY] (the "[ALTERNATE CURRENCY] BORROWERS"), [other Alternate Currency Account Parties], as Alternate Currency Account Parties with respect to [ALTERNATE CURRENCY] (the "[ALTERNATE CURRENCY] ACCOUNT PARTIES"), [Alternate Currency Lender], as the Alternate Currency Lender with respect to [ALTERNATE CURRENCY] (the "[ALTERNATE CURRENCY] LENDER"), [Alternate Currency LC Issuer], as the Alternate Currency LC Issuer with respect to [ALTERNATE CURRENCY] (the "[ALTERNATE CURRENCY] LC ISSUER"), and Bank of America National Trust and Savings Association, as Agent (in such capacity, the "AGENT") under the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among the Company, the various financial institutions from time to time party thereto, and the Agent. Capitalized terms not defined herein shall have the meanings specified in the Credit Agreement.

     [WHEREAS, the Company desires that Alternate Currency Loans be made in [ALTERNATE CURRENCY] to [each of] [the Company and] the [ALTERNATE CURRENCY] Borrower[s];]

     [WHEREAS, the Company desires that Alternate Currency Letters of Credit be Issued in [ALTERNATE CURRENCY] for the account of [each of] [the Company and] the [ALTERNATE CURRENCY] Account Part[ies];]

     [WHEREAS, the Required Lenders have accepted the Company's request that [Alternate Currency Loans be made in [ALTERNATE CURRENCY] to each of [the Company and] the [ALTERNATE CURRENCY] Borrower[s]] [and that] [Alternate Currency Letters of Credit be

Issued in [ALTERNATE CURRENCY] for the account of [each of] [the Company and] the [ALTERNATE CURRENCY] Account Part[ies];]

     [WHEREAS, the [ALTERNATE CURRENCY] Lender is willing to make Alternate Currency Loans in [ALTERNATE CURRENCY] to [each of] [the Company and] the [ALTERNATE CURRENCY] Borrower[s];]

     [WHEREAS, the [ALTERNATE CURRENCY] LC Issuer is willing to Issue Alternate Currency Letters of Credit in [ALTERNATE CURRENCY] for the account of [each of][the Company and] the [ALTERNATE CURRENCY] Account Part[ies];

     NOW THEREFORE, in consideration of the foregoing, and for the covenants and agreements contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

     1. This Annex shall be an Alternate Currency Annex with respect to Alternate Currency Credit Extensions in [ALTERNATE CURRENCY] pursuant to
Section 2.17 of the Credit Agreement.

     2. The Alternate Currency Sublimit with respect to Alternate Currency Credit Extensions in [ALTERNATE CURRENCY] shall be $______.

     3. The Alternate Currency Commitment Termination Date with respect to Alternate Currency Credit Extensions in [ALTERNATE CURRENCY] shall be ______.

     4. The Company (i) represents and warrants that [each of] the [ALTERNATE CURRENCY] Borrower[s] and [ALTERNATE CURRENCY] Account Part[ies] is a Supermajority-Owned Subsidiary of the Company, (ii) confirms that all of its obligations under the Credit Agreement and the other Credit Documents are, and upon the [ALTERNATE CURRENCY] Borrower[s] becoming Alternate Currency Borrower[s] with respect to [ALTERNATE CURRENCY] and the [ALTERNATE CURRENCY]Account Part[ies] becoming Alternate Currency Account Part[ies] with respect to [ALTERNATE CURRENCY] shall continue to be, in full force and effect, and (iii) confirms that upon the [ALTERNATE CURRENCY] Borrower[s] becoming Alternate Currency Borrower[s] with respect to [ALTERNATE CURRENCY] and the [ALTERNATE CURRENCY] Account Part[ies] becoming Alternate Currency Account Part[ies] with respect to [ALTERNATE

CURRENCY], the term "Obligations," as defined in the Credit Agreement, shall include all Obligations of such Alternate Currency Borrower[s] and Alternate Currency Account Part[ies] under the Credit Agreement and the other Credit Documents.

     [5. Each [ALTERNATE CURRENCY] Borrower (i) represents and warrants that all the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects to the extent applicable to it, (ii) acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, and
(iii) hereby agrees that upon becoming an Alternate Currency Borrower with respect to [ALTERNATE CURRENCY], it shall assume all obligations as such under the Credit Agreement and this Annex.]

     [6. Each [ALTERNATE CURRENCY] Account Party (i) represents and warrants that all the representations and warranties set forth in Article V of the Credit Agreement are true and correct to the extent applicable to it,
(ii) acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, and (iii) hereby agrees that upon becoming an Alternate Currency Account Party with respect to [ALTERNATE CURRENCY], it shall assume all obligations as such under the Credit Agreement and this Annex.]

     [7. The Agent hereby designates the [ALTERNATE CURRENCY] Lender as an Alternate Currency Lender with respect to [ALTERNATE CURRENCY], and the [ALTERNATE CURRENCY] Lender hereby accepts such designation and all of its rights and obligations as such under the Credit Agreement and this Annex.]

     [8. The Agent hereby designates the [ALTERNATE CURRENCY] LC Issuer as an Alternate Currency LC Issuer with respect to [ALTERNATE CURRENCY], and the [ALTERNATE CURRENCY] LC Issuer hereby accepts such designation and all of its rights and obligations as such under the Credit Agreement and this Annex.]

     9. Additional terms and provisions with respect to the Alternate Currency Credit Extensions in [ALTERNATE CURRENCY] are set forth in
Schedule 1 hereto.

     10. In the event of a conflict between this Annex and the Credit Agreement, the terms and provisions of this Annex shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Alternate Currency Annex to be executed and delivered as of the date first above written.

                               R. J. TOWER CORPORATION,

                               a Michigan corporation


                               By:
                                   ---------------------------------
                               Name:
                                     -------------------------------
                               Title:
                                      ------------------------------


                               [ALTERNATE CURRENCY BORROWER]


                               By:
                                   ---------------------------------
                               Name:
                                     -------------------------------
                               Title:
                                      ------------------------------

              [ALTERNATE CURRENCY

              ACCOUNT PARTY]


              By:
                  -----------------------------
              Name:
                    ---------------------------
              Title:
                     --------------------------


                                                BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION,
                                                as Agent


              By:
                  -----------------------------
              Name:
                    ---------------------------
              Title:
                     --------------------------



              [ALTERNATE CURRENCY LENDER]



              By:
                  -----------------------------
              Name:
                    ---------------------------
              Title:
                     --------------------------


                                                [ALTERNATE CURRENCY LC ISSUER]

              By:
                  -----------------------------
              Name:
                    ---------------------------
              Title:
                     --------------------------

                                                                     Schedule 1

                              ALTERNATE PROCEDURES

          ALTERNATE CURRENCY CREDIT EXTENSIONS IN [ALTERNATE CURRENCY]

[1.  Requests for Alternate Currency Credit Extensions

2.   Funding of Alternate Currency Borrowing

3.   Payments

4.   Prepayments of Alternate Currency Loans

5.   Interest

6.   Fees

7.   Notice Information

8.   Other]